UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-22865

Forethought Variable Insurance Trust
(Exact name of registrant as specified in charter)

10 West Market Street, Suite 2300
Indianapolis, Indiana 46204
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
1209 Orange Street Wilmington, DE 19801
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-223-2703

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Annual Report

December 31, 2020

Global Atlantic Portfolios

Global Atlantic American Funds® Managed Risk Portfolio

Global Atlantic Balanced Managed Risk Portfolio

Global Atlantic BlackRock Selects Managed Risk Portfolio

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Global Atlantic Growth Managed Risk Portfolio

Global Atlantic Moderate Growth Managed Risk Portfolio

Global Atlantic PIMCO Tactical Allocation Portfolio

Global Atlantic Select Advisor Managed Risk Portfolio

Global Atlantic Wellington Research Managed Risk Portfolio

Class II shares

Each a separate series of the Forethought Variable Insurance Trust

Distributed by Global Atlantic Distributors, LLC
Member FINRA

Dear Shareholders/Contract Owners:

The year 2020 was unlike any year in memory, as the global COVID-19 pandemic (the "Pandemic") wreaked havoc on everyday life. Add to that, the uncertainty caused by the U.S. elections. From a financial markets perspective, the impact of the Pandemic resulted in one of the most volatile periods in history. Not only was the size of the market decline noteworthy, down 30-40% across most global equity indices, but the pace of the decline, and subsequent recovery, was unique. Taking just 23 trading days, the first quarter 2020 ("Q1 2020") market correction was matched only by the Great Crash of 1929 in terms of speed and was still the 8th worst quarter on record for the S&P 500 despite rising 15% in the last week of March. By comparison, the S&P 500's more recent declines during the 2008 Global Financial Crisis and 2001 Technology Bubble occurred over 18 months and 2 years, respectively.

Asset classes beyond equities were not spared either. Fixed income spreads widened significantly across investment grade, high yield, and structured securities, while commodities (as measured by the S&P GSCI) also fell precipitously, particularly oil, which dropped 50% to $25 per barrel, a level not seen in 20 years. Even gold, typically a safe-haven asset in periods of market decline, was down -6%. One asset class that performed well in Q1 2020 was U.S. Treasuries, as the U.S. Federal Reserve lowered interest rates to 0% and the 10-year U.S. Treasury yield hit an all-time low of 0.39%. For Q1 2020, the 10-year and 30-year U.S. Treasuries posted returns of 8.07% and 15.54%, respectively.

While the market declines were noteworthy, the recovery was truly distinct historically in terms of degree and pace. Whereas past declines of this magnitude generally took 18 months to 2 years to recover – the Great Crash of 1929 took 25 years (1954) to fully recover – the S&P 500 fully recovered from a 34% correction in just 5 months, or 106 trading days. This historic recovery was largely driven by government and central bank intervention (i.e., stimulus packages, corporate bond purchases, etc.) as they attempted to alleviate the substantial impact of the Pandemic. Other global equity markets, bond spreads, and gold benefited from this intervention, having largely or fully recovered from the Q1 2020 correction.

Despite the Pandemic, global markets generally posted positive returns in 2020 largely as a result of government and central bank intervention. Domestic small caps, as measured by the Russell 2000, returned 19.96%, surpassing the S&P 500, which rose 18.40%. Notably, international large caps, as measured by the MSCI EAFE, meaningfully lagged domestic equities, up 7.82%, largely owing to significant underperformance of the United Kingdom's ("U.K.") FTSE 100, which closed the year down -11.62% not only due to COVID-19 concerns, but those related to Brexit (the U.K.'s exit from the European Union) as well.

Given all of the hardships endured in 2020, we hope this shareholder letter finds you healthy and wish you all the best in 2021.

Thank you for investing in the Global Atlantic Portfolios.

Sincerely,

Eric D. Todd, CFA	Cameron Jeffreys, CFA
President	Senior Vice President
Global Atlantic Investment Advisors, LLC	Global Atlantic Investment Advisors, LLC

Portfolio	Benchmark
Global Atlantic American Funds® Managed Risk Portfolio	S&P Global Managed Risk LargeMidCap Index – Moderate Conservative
Global Atlantic Balanced Managed Risk Portfolio	S&P Global Managed Risk LargeMidCap Index – Conservative
Global Atlantic BlackRock Selects Managed Risk Portfolio	S&P Global Managed Risk LargeMidCap Index – Moderate Conservative
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	S&P 500 Managed Risk Index – Moderate
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	S&P Global Managed Risk LargeMidCap Index – Conservative
Global Atlantic Growth Managed Risk Portfolio	S&P Global Managed Risk LargeMidCap Index – Moderate Aggressive
Global Atlantic Moderate Growth Managed Risk Portfolio	S&P Global Managed Risk LargeMidCap Index – Moderate Conservative
Global Atlantic PIMCO Tactical Allocation Portfolio	S&P Global Managed Risk LargeMidCap Index – Moderate
Global Atlantic Select Advisor Managed Risk Portfolio	S&P Global Managed Risk LargeMidCap Index – Moderate
Global Atlantic Wellington Research Managed Risk Portfolio	S&P 500 Managed Risk Index – Moderate Conservative

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest directly in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report contains the current opinions of Global Atlantic Investment Advisors, LLC and/or sub-advisers at the time of its publication and should not be considered investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Portfolio's portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Index Definitions:

Bloomberg Barclays US Aggregate Bond Index ("Bbg Barc US Agg"). An index weighted according to market capitalization and includes, among other categories, Treasury securities, mortgage backed securities, government agency bonds and corporate bonds. To be included in the index, bonds must be rated investment grade by Moody's and Standard & Poor's.

FTSE 100 Index ("FTSE 100"). An index that is comprised of the 100 most highly capitalized blue chip companies listed on the London Stock Exchange.

MSCI EAFE Total Return Index ("MSCI EAFE"). An index created by Morgan Stanley Capital International (MSCI) that serves as a benchmark of the performance in major developed international equity markets as represented by 21 major MSCI indexes from Europe, Australasia and the Far East.

Russell 2000® Total Return Index ("Russell 2000"). An index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

S&P 500 Managed Risk Index – Moderate. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 30% to the underlying bond index.

S&P 500 Managed Risk Index – Moderate Conservative. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 40% to the underlying bond index.

S&P 500® Total Return Index ("S&P 500"). A market capitalization weighted price index composed of 500 widely held U.S. common stocks. Frequently used as a measure of U.S. stock market performance.

S&P Global Managed Risk LargeMidCap Index – Conservative. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 50% to the underlying bond index.

S&P Global Managed Risk LargeMidCap Index – Moderate. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 30% to the underlying bond index.

S&P Global Managed Risk LargeMidCap Index – Moderate Aggressive. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 20% to the underlying bond index.

S&P Global Managed Risk LargeMidCap Index – Moderate Conservative. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 40% to the underlying bond index.

S&P GSCI® Total Return Index ("S&P GSCI"). A broad based, production weighted index meant to be representative of the global commodity market beta. The S&P Goldman Sachs Commodity Index (GSCI) consists of 24 commodity futures on physical commodities across five sectors: energy, agriculture, livestock, industrial metals, and precious metals.

S&P MidCap 400® Total Return Index ("S&P MidCap 400"). A capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

Table of Contents

Page
•	Global Atlantic Portfolio Review and Portfolio of Investments
	Global Atlantic American Funds® Managed Risk Portfolio	5 – 8
	Global Atlantic Balanced Managed Risk Portfolio	9 – 11
	Global Atlantic BlackRock Selects Managed Risk Portfolio	12 – 15
	Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	16 – 30
	Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	31 – 33
	Global Atlantic Growth Managed Risk Portfolio	34 – 37
	Global Atlantic Moderate Growth Managed Risk Portfolio	38 – 40
	Global Atlantic PIMCO Tactical Allocation Portfolio	41 – 47
	Global Atlantic Select Advisor Managed Risk Portfolio	48 – 51
	Global Atlantic Wellington Research Managed Risk Portfolio	52 – 67
•	Financial Statements:
	Statements of Assets and Liabilities	68 – 70
	Statements of Operations	71 – 73
	Statements of Changes in Net Assets	74 – 78
	Financial Highlights	79 – 88
•	Notes to Financial Statements	89 – 111
•	Report of Independent Registered Accounting Firm	112
•	Expense Examples	113 – 114
•	Supplemental Information	116 – 118
•	Trustee Table	119 – 122
•	Privacy Notice	123 – 124
•	Proxy Voting Policy	Back Cover
•	Portfolio Holdings	Back Cover

Global Atlantic American Funds® Managed Risk Portfolio

Portfolio Review

December 31, 2020 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wilshire Associates Incorporated ("Wilshire"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2020, the Portfolio outperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate Conservative. The Portfolio posted a return of 10.49% compared to a benchmark return of 7.11%, a difference of 338 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

The Portfolio was impacted by both dynamic asset allocation tilts as well as manager selection during 2020. An overweight to U.S. value equities generally weighed on relative performance, though absolute returns from U.S. value equities were positive. The case for value equities was driven by a combination of highly attractive relative valuations, lower beta, and potential mean reversion. Other tilts within equities were emerging markets relative to developed markets and U.S. relative to foreign equities. The fixed income portion of the Portfolio benefited both from asset allocation and positive manager selection.

Given the market volatility that was present in 2020, the Portfolio made several allocation changes that were reversed later in the year. In the first quarter of 2020, the Portfolio increased its allocation to the American Funds Insurance Series® High-Income Bond Fund while reducing exposure to the American Funds Insurance Series® US Govt/AAA-Rated Securities Fund in order to reduce fixed income credit risk. Investment grade and corporate high yield credit spreads had narrowed to levels similar to year-end 2017, prompting the decision to reduce credit risk. In the second quarter, the Portfolio reversed this allocation change in order to increase credit risk and take advantage of domestic credit spreads that had widened out late in the first quarter to levels last experienced during the financial crisis of 2007-2008, moving the Portfolio to a credit overweight with the belief that most of the deleveraging pressure had subsided and that an attractive risk-adjusted return opportunity existed in credit relative to government bonds. Also during the second quarter, the Portfolio also added exposure to the American Funds Insurance Series® International Growth and Income Fund and eliminated the allocation to American Funds Insurance Series® International Fund in order to reduce the bias to foreign growth equities and reduce the effective exposure to emerging markets equities. The U.S. had already provided substantially more fiscal and monetary stimulus relative to foreign developed nations and had demonstrated effective collaboration across political party lines. The structural headwinds that Europe faced with a unified monetary policy applied to differentiated economies was expected to prove more challenging in recovering from this downturn.

During the second quarter, the Portfolio reduced its allocation in American Funds Insurance Series® New World Fund and added exposure to American Funds Insurance Series® Global Growth and Income Fund in order to eliminate the overweight to emerging markets equities due to the portfolio management's view that risk had increased in this area. At that time, the risk that COVID-19 presented to emerging markets, particularly with respect to the more limited ability of many emerging economies to deal with the humanitarian crisis of this pandemic, increased the uncertainty in the outlook for emerging vs. developed equities. In the fourth quarter, the Portfolio reversed this allocation change, as the portfolio management team determined that emerging economies were forecasted to deliver stronger economic growth in 2021 and had historically outperformed coming out of recessions.

During the market correction and spike in volatility in the first quarter, the managed risk component was a meaningful contributor to performance as it quickly and significantly reduced the Portfolio's equity exposure as major equity markets globally fell 30-40%. The market's recovery in the second quarter was historic in both its degree and pace, and occurred while volatility remained elevated, a rarity. While the Portfolio increased its equity exposure considerably during this recovery

Global Atlantic American Funds® Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

period, it was underweight equity given the environment of heightened volatility, which resulted in the managed risk component detracting from performance in the second quarter. The final two quarters of 2020 would be characterized by a persistent level of elevated volatility and some brief spikes that would keep the Portfolio below its maximum equity position despite the equity markets generally pushing higher. The managed risk component detracted from performance during this period and as a result, during 2020 overall.

How was the Portfolio positioned at period end?

Wilshire believes that the Portfolio remains well positioned to meaningfully participate in a continued rally in risk assets, but also diversified to outperform broad market equities during a selloff. More specifically, within equities at the end of the period, the Portfolio was modestly tilted to favor value over growth equities, and within foreign equities, emerging markets over developed economies. The case for value equities is driven by a combination of highly attractive relative valuations, lower beta, and potential mean reversion. With vaccine development and distribution increasing the prospects of economic recovery, Wilshire believes that value equities exhibit the potential for higher upside in a cyclical recovery and more margin for safety in an unforeseen downturn. Earnings remain strong for many value sectors, while price-to-earnings expansion in recent years has not kept pace with growth equities. Although earnings growth and manufacturing purchasing managers' indices (PMI) within Europe have tailed off recently, Wilshire believes that the potential for outperformance exists and that trade tensions provide the opportunity for improved global trade activity and positive economic growth in developed and emerging markets. Returns could also benefit from the U.S. dollar weakening, providing a tailwind to foreign equity results, especially within emerging markets.

Within fixed income at the end of the period, the Portfolio was tilted to favor credit relative to government securities, and foreign fixed income over domestic fixed income. Despite a significant narrowing of credit spreads over the past six months, valuations of government bonds are high, with more reasonable risk-adjusted return opportunities apparent in credit relative to government bonds.

The Portfolio's performance figures for the periods ended December 31, 2020 as compared to its benchmark:

			Annualized			Operating Expense*
	Inception Date	One Year	Three Years	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic American Funds® Managed Risk Portfolio
Class II	October 31, 2013	10.49%	7.09%	8.19%	6.60%	1.67%	1.27%
S&P Global Managed Risk LargeMidCap Index - Moderate Conservative^		7.11%	6.20%	7.49%	5.85%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser's asset allocation decisions.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated April 30, 2020. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P Global Managed Risk LargeMidCap Index - Moderate Conservative. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 40% to the underlying bond index.

Global Atlantic American Funds® Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts	95.2%
Short-Term Investments	4.8%
Other Assets Less Liabilities - Net	0.00%†
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2020.

†  Represents less than 0.05%.

Global Atlantic American Funds® Managed Risk Portfolio

Portfolio of Investments

December 31, 2020

	Shares/ Principal	Fair Value
VARIABLE INSURANCE TRUSTS - 95.2%
ASSET ALLOCATION FUND - 1.9%
American Funds Insurance Series - New World Fund, Class 1	141,209	$4,460,798
TOTAL ASSET ALLOCATION FUND		4,460,798
DEBT FUNDS - 33.2%
American Funds Insurance Series - Bond Fund, Class 1	4,615,520	54,878,534
American Funds Insurance Series - Capital World Bond Fund, Class 1	510,423	6,604,876
American Funds Insurance Series - High-Income Bond Fund, Class 1	672,911	6,594,531
American Funds Insurance Series - U.S. Government/AAA-Rated Securities Fund, Class 1	672,744	8,772,586
TOTAL DEBT FUNDS		76,850,527
EQUITY FUNDS - 60.1%
American Funds Insurance Series - Blue Chip Income and Growth Fund, Class 1	2,930,178	42,048,050
American Funds Insurance Series - Global Growth and Income Fund, Class 1	1,454,827	24,251,966
American Funds Insurance Series - Global Small Capitalization Fund, Class 1	202,213	6,600,226
American Funds Insurance Series - Growth Fund, Class 1	202,576	24,351,602
	Shares/ Principal	Fair Value
EQUITY FUNDS - 60.1% (Continued)
American Funds Insurance Series - Growth-Income Fund, Class 1	598,433	$33,141,214
American Funds Insurance Series - International Growth and Income Fund, Class 1	468,498	8,906,143
TOTAL EQUITY FUNDS		139,299,201
TOTAL VARIABLE INSURANCE TRUSTS (Cost - $177,295,757)		220,610,526
SHORT-TERM INVESTMENTS - 4.8%
MONEY MARKET FUNDS - 4.8%
Dreyfus Government Cash Management, 0.01% (a)	11,209,080	11,209,080
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a)	20,065	20,065
TOTAL SHORT-TERM INVESTMENTS (Cost - $11,229,145)		11,229,145
TOTAL INVESTMENTS - 100.0% (Cost - $188,524,902)		$231,839,671
OTHER ASSETS LESS LIABILITIES - NET (0.0)%†		(86,534)
TOTAL NET ASSETS - 100.0%		$231,753,137

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic Balanced Managed Risk Portfolio

Portfolio Review

December 31, 2020 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Financial Management, Inc. ("BFM"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2020, the Portfolio outperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Conservative. The Portfolio posted a return of 8.78% compared to a benchmark return of 6.93%, a difference of 185 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio's performance?

The COVID-19 pandemic defined 2020, and the Portfolio positioning and resulting performance were intertwined with the initial broad market drawdown and the strong subsequent risk asset recovery. The Portfolio maintained an overweight to equities relative to fixed income throughout the year. This positioning was a detractor to performance during the first quarter drawdown, but it contributed positively to active return for the year. The Portfolio also shifted from government bonds to credit during the market recovery, which contributed to performance. Much of the positive risk asset performance this year reflected the strong market recovery from the March lows on the backs of extraordinary, global fiscal and monetary policy support, as well as an improved sentiment as investors looked beyond the immediate impact of virus-induced lockdowns. Later in the year, clarity in the U.S. elections and COVID-19 vaccine breakthroughs drove equity markets to new highs.

Within equities, the Portfolio maintained an overweight to the U.S. relative to international markets, which also proved beneficial to Portfolio performance. U.S. equities outperformed international developed equities, led by strong returns from the technology sector. The Portfolio benefited from additions of technology stocks and ESG-aware (Environmental, Social, and Governance) underlying exchange-traded funds (ETFs) during the year. The Portfolio's minimum volatility factor exposure at the start of the year helped dampen losses during the first quarter. However, the position lagged the market during the recovery as equities bounced off the March lows. Within fixed income, the Portfolio benefited from its allocation to U.S. Treasuries during the market drawdown. During the recovery, the Portfolio increased its holdings to credit relative to treasuries, which contributed to performance.

During the market correction and spike in volatility in the first quarter, the managed risk component was a meaningful contributor to performance as it quickly and significantly reduced the Portfolio's equity exposure as major equity markets globally fell 30-40%. The market's recovery in the second quarter was historic in both its degree and pace, and occurred while volatility remained elevated, a rarity. While the Portfolio increased its equity exposure considerably during this recovery period, it was underweight equity given the environment of heightened volatility, which resulted in the managed risk component detracting from performance in the second quarter. The final two quarters of 2020 would be characterized by a persistent level of elevated volatility and some brief spikes that would keep the Portfolio below its maximum equity position despite the equity markets generally pushing higher. The managed risk component detracted from performance during this period and as a result, during 2020 overall.

How was the Portfolio positioned at period end?

Within equities, the Portfolio continued to have exposure to ESG-aware underlying ETFs, technology, value, and minimum-volatility. Within fixed income, the Portfolio maintained a preference for credit over treasuries. The BFM investment team continues to see a supportive backdrop for risk assets, with aggressively supportive monetary policy, low yields, and resurgent economic prospects supporting continued preference for equities over bonds. Over 2021, the BFM team expects vaccinations will drive steep and sustained declines in COVID-19 infections, driving a surge in consumer confidence and demand globally. A stable political environment adds further fuel to the longer-term reflation trade. BFM believes that the election outcome

Global Atlantic Balanced Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

in favor of the Democrats may increase the prospect for larger fiscal stimulus and associated spending programs, but more polarizing agenda items could be more difficult to pass.

The Portfolio's performance figures for the periods ended December 31, 2020 as compared to its benchmark:

			Annualized			Operating Expense*
	Inception Date	One Year	Three Years	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Balanced Managed Risk Portfolio
Class II	October 31, 2013	8.78%	5.47%	6.32%	5.36%	0.99%	0.99%
S&P Global Managed Risk LargeMidCap Index - Conservative^		6.93%	5.98%	7.02%	5.57%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser's asset allocation decisions.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated April 30, 2020. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P Global Managed Risk LargeMidCap Index - Conservative is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 50% to the underlying bond index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	95.3%
Short-Term Investments	4.7%
Other Assets Less Liabilities - Net	0.00%†
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2020.

†  Represents less than 0.05%.

Global Atlantic Balanced Managed Risk Portfolio

Portfolio of Investments

December 31, 2020

	Shares/ Principal	Fair Value
EXCHANGE TRADED FUNDS - 95.3%
DEBT FUNDS - 43.6%
BlackRock Short Maturity Bond ETF	31,272	$1,568,916
iShares 0-5 Year High Yield Corporate Bond ETF	47,509	2,158,809
iShares 10+ Year Investment Grade Corporate Bond ETF	111,844	8,166,849
iShares 1-3 Year Treasury Bond ETF	9,077	784,071
iShares 20+ Year Treasury Bond ETF	6,230	982,658
iShares 3-7 Year Treasury Bond ETF	47,196	6,276,124
iShares 5-10 Year Investment Grade Corporate Bond ETF	17,803	1,100,047
iShares 7-10 Year Treasury Bond ETF	4,908	588,715
iShares MBS ETF	7,123	784,456
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	134,482	7,419,372
iShares U.S. Treasury Bond ETF	229,402	6,248,910
TOTAL DEBT FUNDS		36,078,927
EQUITY FUNDS - 51.7%
iShares Core MSCI EAFE ETF	54,292	3,751,034
iShares Core MSCI Emerging Markets ETF	12,997	806,334
iShares Core S&P 500 ETF	47,635	17,881,703
iShares Core S&P Mid-Cap ETF	13,594	3,124,309
iShares Core S&P Small-Cap ETF	25,545	2,347,586
iShares Global Tech ETF	2,642	792,732
iShares MSCI EAFE Growth ETF	15,762	1,590,544
	Shares/ Principal	Fair Value
EQUITY FUNDS - 51.7% (Continued)
iShares MSCI USA Min Vol Factor ETF	17,523	$1,189,461
iShares MSCI USA Value Factor ETF	27,418	2,382,898
iShares Trust iShares ESG Aware MSCI USA ETF	87,907	7,562,639
iShares, Inc. iShares ESG Aware MSCI EM ETF	32,746	1,374,677
TOTAL EQUITY FUNDS		42,803,917
TOTAL EXCHANGE TRADED FUNDS (Cost - $63,338,645)		78,882,844
SHORT-TERM INVESTMENTS - 4.7%
MONEY MARKET FUNDS - 4.7%
Dreyfus Government Cash Management, 0.03% (a)	3,926,820	3,926,820
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a)	3,817	3,817
TOTAL SHORT-TERM INVESTMENTS (Cost - $3,930,637)		3,930,637
TOTAL INVESTMENTS - 100.0% (Cost - $67,269,282)		$82,813,481
OTHER ASSETS LESS LIABILITIES - NET (0.0)%†		(39,136)
TOTAL NET ASSETS - 100.0%		$82,774,345

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic BlackRock Selects Managed Risk Portfolio

Portfolio Review

December 31, 2020 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Investment Management, LLC ("BIM" or "BlackRock"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2020, the Portfolio outperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate Conservative. The Portfolio posted a return of 10.82% compared to a benchmark return of 7.11%, a difference of 371 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

Risk assets experienced one of their most volatile years on record in 2020, as COVID-19 caused a global pandemic after the first reported cases reached Northern Italy from China in late January and then ultimately spread across the world. Unprecedented fiscal and monetary responses in both the U.S. and Europe finally calmed markets at the beginning of the second quarter, as investors weighed the prospects of possible vaccines and, eventually, a return to more normal travel and living conditions. Although markets experienced another round of volatility in the third quarter, in anticipation of a highly contested U.S. election and a subsequent wave of COVID-19 outbreaks, risk assets rallied sharply into year-end on the news from several major pharmaceutical companies that breakthrough vaccines developed to treat COVID-19 had been successfully produced.

BlackRock believes the sharp market rally which closed the year also reflected strong economic data, particularly in the U.S., with reported earnings generally exceeding consensus forecasts, a recovering labor market, solid housing market, and a resilient U.S. consumer. It is important to note that the U.S. consumer came into 2020's economic downturn in much stronger financial shape than was the case at the beginning of the financial crisis of 2007-2008, with much more manageable levels of household debt and record low debt servicing costs, due to the low interest rate environment. Looking ahead, BlackRock expects 2021 U.S. growth to be above consensus, supported by a deleveraged consumer, record wealth levels, additional stimulus, positive impact of the commencement of widespread vaccine distribution, and a continuation of super-accommodative monetary policy. Equity exposure is balanced between secular growth companies positioned to benefit from a sustained economic recovery in the near-term. While BlackRock still believes that U.S. duration is an effective partial hedge against equity risk, the team reduced exposure throughout 2020 given the diminished efficacy as a hedge in the sustained low rate environment.

From a broad perspective, positioning within equities and fixed income contributed over the period but was partially offset by an exposure to cash and cash equivalents. Within equities, an overweight allocation to information technology and an underweight allocation to energy positively contributed to performance. Security selection within financials, technology, energy and consumer staples was additive. The use of index related securities, notably to manage some of the Portfolio's regional exposures negatively impacted returns, as did an overweight to healthcare over the period. Within fixed income, an underweight to and portfolio positioning within credit and an exposure to securitized assets contributed. While an overweight to government bonds was additive this was partially offset by positioning within the asset class.

During the market correction and spike in volatility in the first quarter, the managed risk component was a meaningful contributor to performance as it quickly and significantly reduced the Portfolio's equity exposure as major equity markets globally fell 30-40%. The market's recovery in the second quarter was historic in both its degree and pace, and occurred while volatility remained elevated, a rarity. While the Portfolio increased its equity exposure considerably during this recovery period, it was underweight equity given the environment of heightened volatility, which resulted in the managed risk component detracting from performance in the second quarter. The final two quarters of 2020 would be characterized by a

Global Atlantic BlackRock Selects Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

persistent level of elevated volatility and some brief spikes that would keep the Portfolio below its maximum equity position despite the equity markets generally pushing higher. The managed risk component detracted from performance during this period and as a result, during 2020 overall.

How was the Portfolio positioned at period end?

At year end, relative to its reference benchmark, the Portfolio was overweight equities and meaningfully underweight fixed income. Within equities, the Portfolio was overweight the U.S. and emerging markets, notably Asia, and underweight Canada and Japan. With the commencement of widescale vaccine distribution, coupled with ultra-accommodative monetary policy and a recently passed supplemental fiscal stimulus, BlackRock believes the macroeconomic backdrop remains quite supportive of risk-assets. Importantly, household balance sheets have remained strong in the aggregate, while inventories remain near historic lows, and U.S. unemployment data has generally been better than consensus expectations. Although continuing concerns remain in regard to evolving – and possibly more contagious – COVID-19 strains, and as the Northern Hemisphere enters into winter with vaccine distribution still nascent, the team expects that investors will look past periodic spikes in COVID-19 related hospitalizations in anticipation of a resumption of greater mobility and accelerating economic activity over the course of 2021 once vaccines are more widely distributed.

From a sector perspective, the Portfolio was overweight information technology, consumer discretionary and communications services and underweight financials, consumer staples and energy. While the team's emphasis over the past several quarters has been tilted toward those companies whom have been able to deliver strong and consistent cash flow growth with exposure to secular growth trends, BlackRock incrementally added to the equity market's more cyclical areas, such as Industrials throughout the second half of 2020. Importantly, the team continues to deemphasize deep value areas, such as brick-and-mortar retailers and large swaths of commercial real estate, where it is believed that secular headwinds will likely remain considerable, even after vaccines become made widely available.

Within fixed income, the Portfolio ended the year overweight sovereign bonds (majority in U.S. Treasuries) and high yield credit and underweight securitized assets and investment grade credit. The sharp decline in spreads, particularly within high quality segments of the U.S. bond market, has caused the team to reduce exposure to these asset classes over the past several months. Meanwhile, the low absolute level of yields across the U.S. Treasury curve has caused BlackRock to question the efficacy of duration as an effective hedge to equity volatility. Consequently, the Portfolio remained underweight duration at the end of the period, as the team believes that the possibility of additional (but modest) yield curve steepening limits the desirability of holding longer-dated U.S. Treasuries for hedging purposes. Given the dearth of income as a result of the sustained low rate environment, the Portfolio maintained exposure to credit and to select emerging market sovereign debt as additional sources of yield that should continue to benefit from aging demographics, increasing demand for income, and an improving global economy in BlackRock's view.

The Portfolio's performance figures for the periods ended December 31, 2020 as compared to its benchmark:

			Annualized			Operating Expense*
	Inception Date	One Year	Three Years	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Selects Managed Risk Portfolio
Class II	October 31, 2013	10.82%	5.60%	5.80%	3.92%	1.35%	1.35%
S&P Global Managed Risk LargeMidCap Index - Moderate Conservative^		7.11%	6.20%	7.49%	5.85%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to May 1, 2019, the Capital Appreciation and Income Component of the Portfolio was managed pursuant to a different investment strategy by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser and the prior investment strategy.

Global Atlantic BlackRock Selects Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated April 30, 2020. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P Global Managed Risk LargeMidCap Index - Moderate Conservative is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 40% to the underlying bond index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	73.3%
Variable Insurance Trusts	20.9%
Short-Term Investments	5.9%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2020.

Global Atlantic BlackRock Selects Managed Risk Portfolio

Portfolio of Investments

December 31, 2020

	Shares/ Principal	Fair Value
EXCHANGE TRADED FUNDS - 73.3%
DEBT FUNDS - 23.8%
iShares 1-3 Year Treasury Bond ETF	119,492	$10,321,719
iShares 20+ Year Treasury Bond ETF	21,864	3,448,609
iShares 3-7 Year Treasury Bond ETF	103,554	13,770,611
iShares 7-10 Year Treasury Bond ETF	47,862	5,741,047
iShares iBoxx $ Investment Grade Corporate Bond ETF	41,595	5,745,517
iShares iBoxx High Yield Corporate Bond ETF	52,633	4,594,861
iShares JP Morgan USD Emerging Markets Bond ETF	49,639	5,753,656
iShares MBS ETF	20,839	2,294,999
iShares Short Treasury Bond ETF	51,890	5,735,402
TOTAL DEBT FUNDS		57,406,421
EQUITY FUNDS - 49.5%
iShares Core MSCI EAFE ETF	398,216	27,512,744
iShares Core MSCI Emerging Markets ETF	94,782	5,880,275
iShares Core S&P U.S. Growth ETF	478,506	42,438,697
iShares Core S&P U.S. Value ETF	316,556	19,692,949
iShares MSCI Global Min Vol Factor ETF	71,612	6,939,919
iShares MSCI USA Momentum Factor ETF	35,615	5,744,343
iShares MSCI USA Quality Factor ETF	79,567	9,246,481
	Shares/ Principal	Fair Value
EQUITY FUNDS - 49.5% (Continued)
iShares MSCI USA Value Factor ETF	26,724	$2,322,583
TOTAL EQUITY FUNDS		119,777,991
TOTAL EXCHANGE TRADED FUNDS (Cost - $147,756,058)		177,184,412
VARIABLE INSURANCE TRUSTS - 20.9%
ASSET ALLOCATION FUND - 20.9%
BlackRock Global Allocation VI Fund, Class I (Cost - $38,668,096)	2,588,611	50,452,021
SHORT-TERM INVESTMENTS - 5.9%
MONEY MARKET FUNDS - 5.9%
Dreyfus Government Cash Management, 0.03% (a)	11,748,137	11,748,137
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a)	2,632,714	2,632,714
TOTAL SHORT-TERM INVESTMENTS (Cost - $14,380,851)		14,380,851
TOTAL INVESTMENTS - 100.1% (Cost - $200,805,005)		$242,017,284
OTHER ASSETS LESS LIABILITIES - NET (0.1)%		(182,132)
TOTAL NET ASSETS - 100.0%		$241,835,152

(a)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio Review

December 31, 2020 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is managed by Franklin Advisers, Inc. ("Franklin Advisers"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2020, the Portfolio outperformed its reference benchmark, the S&P 500 Managed Risk Index — Moderate. The Portfolio posted a return of 7.50% compared to a benchmark return of 6.83% a difference of 67 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio's performance?

Franklin Advisers employs a bottom-up stock selection process for the equity sleeve of the Portfolio's capital appreciation and income component, whereby the portfolio managers invest in securities without regard to benchmark comparisons. As a result, the Portfolio frequently contains sector and security allocations that may be significantly different from those of the S&P 500® Index. With respect to the equity sleeve's performance versus the S&P 500® Index, the equity sleeve of the Portfolio's capital appreciation and income component underperformed the S&P 500® Index (net of fees), posting a return of 16.28% compared to an S&P 500® Index return of 18.40%, a difference of -212 basis points.

Relative to the Portfolio's benchmark, stock selection and an underweight in information technology, along with an overweight in industrials and stock selection in energy, curbed relative performance. Medical products supplier Becton, Dickinson and Company hindered relative performance. Franklin Advisers portfolio managers expect that Becton, Dickinson and Company will see better demand for medical supplies as routine health care services bounce back, and the company could benefit from its COVID-19 test and demand for related medical products. Occidental Petroleum Corporation, an oil and gas exploration and production company, hampered relative performance as the global pandemic reduced economic activity and pressured crude oil prices in 2020. EOG Resources, Inc., an oil and gas exploration and production company, detracted from relative performance amid the steep drop in crude oil prices, as well as weaker demand, due to global economic weakness. EOG Resources, Inc. is cutting back on its capital spending to preserve cash flows during this period of low oil prices.

An underweight in financials, stock selection, an overweight in materials, and a lack of exposure to utilities contributed to relative performance. West Pharmaceutical Services, Inc. supported relative performance as its business saw strong demand for its products in recent quarters as demand from companies working to create therapeutics to combat COVID-19 was strong. The company boasts a resilient business model and has strong long-term growth prospects even after the positive short-term impact from COVID-19 passes. Lithium producer Albemarle Corporation contributed to relative returns on optimism that rising demand for lithium from electric vehicle producers will increase over the medium term as battery costs continue to decline, which should help reduce oversupply. Enterprise software firm Microsoft Corporation helped relative performance following a strong earnings report and optimism that its cloud-based services could benefit as more people work from home during the coronavirus pandemic. The company has seen strength in its commercial cloud services and in sales of Windows as customers migrated away from Windows 7 in recent quarters. The Franklin Advisers portfolio managers believe that the trends of helping business customers move to the cloud and providing workers with productivity tools should support attractive growth over the medium to longer term.

During 2020, the fixed income sleeve of the Portfolio's capital appreciation and income component outperformed the Bloomberg Barclays US Aggregate Bond Index (net of fees), posting a return of 8.57% compared to a Bloomberg Barclays US Aggregate Bond Index return of 7.51%, a difference of 106 basis points. In terms of drivers of return, an overweight allocation to, and security selection within, investment-grade (IG) corporate bonds were the primary drivers of outperformance. The Portfolio's overweight allocations to collateralized loan obligations (CLOs), non-US dollar denominated emerging market

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

debt, and tax-exempt municipal bonds, also benefitted performance. Security selection in sovereign emerging-market and sovereign developed market debt contributed to returns, as did the Portfolio's exposure to agency mortgage-backed securities and non-U.S. yield curves.

Conversely, the Portfolio's exposure to senior secured floating-rate bank loans, high-yield (HY) corporate bonds, non-US dollar denominated developed market debt and U.S. Treasury Inflation Protected Securities detracted from results, as did the Portfolio's underweight duration-positioning. From a foreign currency perspective, gains primarily in short Singapore dollar and long Indonesian rupiah and Mexican peso positions were offset by losses in short Australian dollar and long Norwegian krone, Japanese yen, Uruguayan peso, euro, Dominican peso, Turkish lira and South African rand positions.

During the market correction and spike in volatility in the first quarter, the managed risk component was a meaningful contributor to performance as it quickly and significantly reduced the Portfolio's equity exposure as major equity markets globally fell 30-40%. The market's recovery in the second quarter was historic in both its degree and pace, and occurred while volatility remained elevated, a rarity. While the Portfolio increased its equity exposure considerably during this recovery period, it was underweight equity given the environment of heightened volatility, which resulted in the managed risk component detracting from performance in the second quarter. The final two quarters of 2020 would be characterized by a persistent level of elevated volatility and some brief spikes that would keep the Portfolio below its maximum equity position despite the equity markets generally pushing higher. The managed risk component detracted from performance during this period and as a result, during 2020 overall.

How was the Portfolio positioned at period end?

At year-end, the Portfolio's largest equity sector concentration was industrials, followed by information technology and health care. The Portfolio added positions in UnitedHealth Group Incorporated and Nasdaq, Inc. During the period, the Portfolio eliminated positions in Tiffany & Co., mining company Nucor Corporation, insurer Chubb Limited, food products company Bunge Limited, aerospace firm Boeing Company, and energy companies Schlumberger Limited and Occidental Petroleum Corporation.

At period-end, the fixed income sleeve remained overweight across corporate credit sectors, including CLOs, IG and HY corporate bonds and bank loans, with the largest increase over the period being in IG. While the Franklin Advisers portfolio management team is comfortable with IG fundamentals and market technical, the opportunity has become less compelling in their view given tighter valuations and continued near-term macro and policy uncertainty, particularly as new COVID-19 cases surge. Given this backdrop, the focus is on select intermediate and longer-duration bonds, including BBB-rated issuers, and taking advantage of new issues or any market dislocations to add exposure to the asset class.

The Portfolio also increased allocation to HY corporate bonds during the year despite nominal yields near historic lows, as the portfolio management team believes HY investors are being more than compensated for expected default losses, that there is potential for additional spread tightening over the course of the next year, and that HY's lower duration (to a potential rise in rates), will make US HY an attractive asset class in the continued low global rate environment. Within the securitized sectors, the Portfolio remained overweight in the residential mortgage-backed securities (RMBS) sector at the end of the period, but reduced allocation over the period, on the expectation of continued fundamental strength of the U.S. housing sector, bolstered, by favorable supply/demand forces and historically low interest rates that the portfolio management team believes should remain supportive for the sector. The Portfolio remained underweight in commercial mortgage-backed securities at the end of the period. In U.S. dollar duration, the Portfolio was short versus the benchmark. In terms of currency exposure, on the long side, the largest currency position was the Japanese yen with other long positions that included the Mexican peso and Indonesian rupiah. At the end of the period, the Portfolio remained short the Canadian dollar, Australian dollar and Singapore dollar, among other currencies.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2020 as compared to its benchmark:

			Annualized			Operating Expense*
	Inception Date	One Year	Three Years	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Class II	April 30, 2014	7.50%	6.82%	9.00%	6.38%	1.21%	1.16%
S&P 500 Managed Risk Index - Moderate^		6.83%	7.64%	9.19%	7.88%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Fixed Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated April 30, 2020. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P 500 Managed Risk Index - Moderate is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 30% to the underlying bond index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	71.7%
Corporate Bonds and Notes	9.9%
Asset Backed and Commercial Backed Securities	5.5%
Agency Mortgage Backed Securities	4.4%
U.S. Treasury Securities	3.9%
Sovereign Debts	1.0%
Municipal Bonds	0.8%
Term Loans	0.7%
Preferred Stocks	0.0%^
Short-Term Investments	5.4%
Other Assets Less Liabilities - Net	(3.3)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2020.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

^  Represents less than 0.05%.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments

December 31, 2020

	Shares/ Principal	Fair Value
COMMON STOCKS - 71.7%
AEROSPACE & DEFENSE - 2.4%
General Dynamics Corp.	14,270	$2,123,661
Raytheon Technologies Corp.	62,855	4,494,761
		6,618,422
AIR FREIGHT & LOGISTICS - 1.4%
United Parcel Service, Inc., Class B	22,700	3,822,680
BEVERAGES - 1.3%
PepsiCo, Inc.	23,100	3,425,730
BIOTECHNOLOGY - 0.6%
AbbVie, Inc.	16,160	1,731,544
BUILDING PRODUCTS - 1.0%
Johnson Controls International PLC	60,775	2,831,507
CAPITAL MARKETS - 0.8%
Nasdaq, Inc.	15,090	2,003,047
State Street Corp.	4,300	312,954
		2,316,001
CHEMICALS - 7.9%
Air Products and Chemicals, Inc.	22,900	6,256,738
Albemarle Corp.	32,545	4,801,038
Ecolab, Inc.	15,700	3,396,852
Linde PLC	27,350	7,206,999
		21,661,627
COMMERCIAL SERVICES & SUPPLIES - 1.3%
Cintas Corp.	10,300	3,640,638
CONSUMER DISCRETIONARY SERVICES - 0.0%†
24 Hour Fitness Worldwide, Inc.*	671	1,454
ELECTRICAL EQUIPMENT - 0.4%
nVent Electric PLC	42,870	998,442
ENERGY EQUIPMENT & SERVICES - 0.0%†
Weatherford International PLC*	1,897	11,382
FOOD & STAPLES RETAILING - 1.2%
Walmart, Inc.	22,000	3,171,300
FOOD PRODUCTS - 1.1%
McCormick & Co., Inc.	32,220	3,080,232
HEALTH CARE EQUIPMENT & SUPPLIES - 10.4%
Abbott Laboratories	38,900	4,259,161
Becton Dickinson and Co.	20,600	5,154,532
Medtronic PLC	48,300	5,657,862
Stryker Corp.	31,500	7,718,760
West Pharmaceutical Services, Inc.	20,900	5,921,179
		28,711,494
	Shares/ Principal	Fair Value
HEALTH CARE PROVIDERS & SERVICES - 1.8%
CVS Health Corp.	18,490	$1,262,867
UnitedHealth Group, Inc.	10,500	3,682,140
		4,945,007
HOTELS, RESTAURANTS & LEISURE - 1.3%
McDonald's Corp.	16,370	3,512,675
HOUSEHOLD PRODUCTS - 2.2%
Colgate-Palmolive Co.	30,966	2,647,903
Procter & Gamble Co. (The)	25,200	3,506,328
		6,154,231
INDUSTRIAL CONGLOMERATES - 6.2%
Carlisle Cos., Inc.	9,780	1,527,440
Honeywell International, Inc.	26,660	5,670,582
Roper Technologies, Inc.	22,640	9,759,878
		16,957,900
INSURANCE - 1.1%
Aflac, Inc.	24,900	1,107,303
Erie Indemnity Co., Class A	8,000	1,964,800
		3,072,103
IT SERVICES - 4.6%
Accenture PLC, Class A	30,700	8,019,147
Visa, Inc., Class A	21,770	4,761,752
		12,780,899
MACHINERY - 2.3%
Donaldson Co., Inc.	23,429	1,309,213
Dover Corp.	23,800	3,004,750
Pentair PLC	37,870	2,010,518
		6,324,481
MULTILINE RETAIL - 1.8%
Target Corp.	27,500	4,854,575
OIL, GAS & CONSUMABLE FUELS - 1.1%
Chevron Corp.	13,700	1,156,965
EOG Resources, Inc.	23,900	1,191,893
Exxon Mobil Corp.	18,500	762,570
		3,111,428
PHARMACEUTICALS - 2.2%
Johnson & Johnson	24,300	3,824,334
Perrigo Co. PLC	12,800	572,416
Pfizer, Inc.	42,100	1,549,701
		5,946,451
ROAD & RAIL - 1.0%
Norfolk Southern Corp.	11,400	2,708,754

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.8%
Analog Devices, Inc.	44,171	$6,525,382
Texas Instruments, Inc.	41,300	6,778,569
		13,303,951
SOFTWARE - 6.0%
Microsoft Corp.	74,110	16,483,546
SPECIALTY RETAIL - 2.9%
Lowe's Cos., Inc.	23,900	3,836,189
Ross Stores, Inc.	33,600	4,126,416
		7,962,605
TEXTILES, APPAREL & LUXURY GOODS - 1.9%
NIKE, Inc., Class B	36,640	5,183,461
TRADING COMPANIES & DISTRIBUTORS - 0.7%
WW Grainger, Inc.	4,800	1,960,032
TOTAL COMMON STOCKS (Cost - $98,329,224)		197,284,552
CORPORATE BONDS AND NOTES - 9.9%
AEROSPACE & DEFENSE - 0.2%
Lockheed Martin Corp., 4.70%, 5/15/46	$300,000	422,513
Northrop Grumman Corp., 5.25%, 5/1/50	100,000	148,654
		571,167
AGRICULTURE - 0.2%
Altria Group, Inc., 3.40%, 5/6/30	250,000	280,499
Reynolds American, Inc., 5.70%, 8/15/35	300,000	379,155
		659,654
AIRLINES - 0.1%
Delta Air Lines, Inc., 2.90%, 10/28/24	100,000	98,663
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.50%, 10/20/25 (a)	200,000	213,772
		312,435
AUTO PARTS & EQUIPMENT - 0.1%
Adient US LLC, 7.00%, 5/15/26 (a)	100,000	108,772
Aptiv Corp., 4.15%, 3/15/24	200,000	220,073
		328,845
BANKS - 1.5%
Banco Santander SA, 2.75%, 12/3/30	200,000	206,146
Bank of America Corp.
3.50%, 4/19/26	500,000	566,664
2.59%, (SOFR + 2.15%), 4/29/31 (b)	100,000	107,176
BDO Unibank, Inc., 2.95%, 3/6/23	150,000	155,710
BNP Paribas SA, 2.22%, (SOFR + 2.07%), 6/9/26 (a),(b)	200,000	209,326
Citigroup, Inc., 2.57%, (SOFR + 2.11%), 6/3/31 (b)	100,000	106,586
Comerica, Inc., 5.63%, (US 5 Year CMT T-Note + 5.29%), 10/1/69 (b)	50,000	55,375
	Shares/ Principal	Fair Value
BANKS - 1.5% (Continued)
Goldman Sachs Group, Inc. (The), 3.75%, 2/25/26	$500,000	$567,974
HSBC Holdings PLC
2.01%, (SOFR + 1.73%), 9/22/28 (b)	200,000	204,745
2.85%, (SOFR + 2.39%), 6/4/31 (b)	200,000	214,568
2.36%, (SOFR + 1.95%), 8/18/31 (b)	200,000	206,564
JPMorgan Chase & Co., 4.49%, (SOFR + 3.79%), 3/24/31 (b)	400,000	492,051
Lloyds Banking Group PLC, 3.87%, (US 1 Year CMT T-Note + 3.50%), 7/9/25 (b)	200,000	220,497
Morgan Stanley
3.88%, 1/27/26	500,000	573,537
2.19%, (SOFR + 1.99%), 4/28/26 (b)	100,000	105,624
SVB Financial Group, 3.13%, 6/5/30	50,000	56,297
		4,048,840
BEVERAGES - 0.1%
Anheuser-Busch InBev Worldwide, Inc. 4.70%, 2/1/36	100,000	127,029
3.50%, 6/1/30	200,000	231,672
		358,701
BIOTECHNOLOGY - 0.1%
Amgen, Inc., 2.20%, 2/21/27	100,000	107,201
Regeneron Pharmaceuticals, Inc., 1.75%, 9/15/30	50,000	49,237
Royalty Pharma PLC, 1.75%, 9/2/27 (a)	100,000	102,897
		259,335
CHEMICALS - 0.1%
Braskem Netherlands Finance BV, 4.50%, 1/31/30 (a)	200,000	205,250
Westlake Chemical Corp., 3.38%, 6/15/30	50,000	54,999
Yara International ASA, 3.15%, 6/4/30 (a)	100,000	108,278
		368,527
COMPUTERS - 0.1%
Presidio Holdings, Inc., 8.25%, 2/1/28 (a)	100,000	110,250
COSMETICS & PERSONAL CARE - 0.1%
Avon Products, Inc., 7.00%, 3/15/23	135,000	145,962
DIVERSIFIED FINANCIAL SERVICES - 0.2%
Capital One Financial Corp.
3.20%, 2/5/25	100,000	109,115
3.75%, 3/9/27	100,000	114,122
3.65%, 5/11/27	200,000	229,293
OneMain Finance Corp., 5.38%, 11/15/29	100,000	112,500
		565,030
ELECTRIC - 1.3%
Calpine Corp., 5.13%, 3/15/28 (a)	100,000	105,197
Colbun SA, 3.15%, 3/6/30 (a)	200,000	215,750

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
ELECTRIC - 1.3% (Continued)
Dominion Energy, Inc.
3.90%, 10/1/25	$200,000	$227,235
3.38%, 4/1/30	100,000	113,909
Duke Energy Carolinas LLC, 6.10%, 6/1/37	100,000	148,078
Duke Energy Corp., 3.75%, 9/1/46	100,000	116,255
EDP Finance BV
3.63%, 7/15/24 (a)	200,000	218,274
1.71%, 1/24/28 (a)	200,000	199,856
Electricite de France SA, 5.25%, 7/29/69 (a),(b)	400,000	423,808
Enel Finance International NV, 3.50%, 4/6/28 (a)	200,000	227,780
Exelon Corp., 4.05%, 4/15/30	200,000	236,657
InterGen NV, 7.00%, 6/30/23 (a)	200,000	194,000
Israel Electric Corp. Ltd., 4.25%, 8/14/28 (a)	200,000	230,500
PacifiCorp, 6.10%, 8/1/36	100,000	144,256
Southern Co. (The), 3.25%, 7/1/26	300,000	336,535
Talen Energy Supply LLC, 7.25%, 5/15/27 (a)	100,000	106,500
TNB Global Ventures Capital BHD, 3.24%, 10/19/26	200,000	216,560
		3,461,150
ELECTRICAL COMPONENTS & EQUIPMENT - 0.0%†
WESCO Distribution, Inc., 7.13%, 6/15/25 (a)	100,000	109,983
ELECTRONICS - 0.1%
Flex Ltd., 4.88%, 5/12/30	200,000	240,470
FLIR Systems, Inc., 2.50%, 8/1/30	50,000	52,481
		292,951
ENTERTAINMENT - 0.1%
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25 (a)	100,000	101,059
Live Nation Entertainment, Inc., 3.75%, 1/15/28 (a)	100,000	101,040
		202,099
ENVIRONMENTAL CONTROL - 0.0%†
Harsco Corp., 5.75%, 7/31/27 (a)	100,000	105,750
FOOD - 0.3%
B&G Foods, Inc., 5.25%, 9/15/27	150,000	159,480
Cencosud SA, 4.38%, 7/17/27 (a)	200,000	224,186
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.50%, 1/15/30 (a)	100,000	114,876
Kraft Heinz Foods Co., 3.88%, 5/15/27 (a)	100,000	107,736
Post Holdings, Inc., 4.63%, 4/15/30 (a)	100,000	105,196
		711,474
HEALTHCARE-SERVICES - 0.4%
Anthem, Inc.
4.10%, 3/1/28	100,000	118,218
2.25%, 5/15/30	55,000	58,422
4.65%, 1/15/43	100,000	131,055
	Shares/ Principal	Fair Value
HEALTHCARE-SERVICES - 0.4% (Continued)
Centene Corp., 4.25%, 12/15/27	$100,000	$106,000
CHS/Community Health Systems, Inc., 5.63%, 3/15/27 (a)	100,000	107,525
Kaiser Foundation Hospitals, 3.27%, 11/1/49	140,000	160,369
Orlando Health Obligated Group, 3.78%, 10/1/28	35,000	39,577
Quest Diagnostics, Inc., 2.80%, 6/30/31	355,000	389,252
		1,110,418
HOME BUILDERS - 0.0%†
Ashton Woods USA LLC / Ashton Woods Finance Co., 6.75%, 8/1/25 (a)	100,000	104,000
INSURANCE - 0.6%
Aflac, Inc., 3.60%, 4/1/30	100,000	117,702
Arch Capital Group Ltd., 3.64%, 6/30/50	200,000	232,754
Athene Holding Ltd., 3.50%, 1/15/31	200,000	211,362
Liberty Mutual Group, Inc., 4.57%, 2/1/29 (a)	300,000	368,621
Marsh & McLennan Cos., Inc., 4.38%, 3/15/29	100,000	121,753
Metropolitan Life Global Funding I, 2.95%, 4/9/30 (a)	300,000	337,796
Prudential PLC, 3.13%, 4/14/30	200,000	226,747
Willis North America, Inc., 2.95%, 9/15/29	50,000	54,706
		1,671,441
INTERNET - 0.3%
Alibaba Group Holding Ltd., 4.40%, 12/6/57	200,000	267,337
Netflix, Inc.
5.38%, 11/15/29 (a)	100,000	117,875
4.88%, 6/15/30 (a)	100,000	115,000
Tencent Holdings Ltd., 2.39%, 6/3/30 (a)	200,000	205,512
		705,724
LEISURE TIME - 0.0%†
NCL Corp Ltd., 5.88%, 3/15/26 (a)	100,000	105,182
LODGING - 0.0%†
Wynn Macau Ltd., 5.63%, 8/26/28 (a)	100,000	105,250
MACHINERY-CONSTRUCTION & MINING - 0.1%
Caterpillar, Inc.
2.60%, 4/9/30	200,000	220,470
3.25%, 4/9/50	100,000	118,107
		338,577
MACHINERY-DIVERSIFIED - 0.0%†
Westinghouse Air Brake Technologies Corp., 3.20%, 6/15/25	50,000	53,943
MEDIA - 0.4%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.13%, 5/1/27 (a)	100,000	106,119
Charter Communications Operating LLC / Charter Communications Operating Capital, 2.80%, 4/1/31	200,000	211,536

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
MEDIA - 0.4% (Continued)
Comcast Corp., 3.15%, 2/15/28	$200,000	$225,722
Diamond Sports Group LLC / Diamond Sports Finance Co., 5.38%, 8/15/26 (a)	100,000	81,250
DISH DBS Corp., 5.88%, 11/15/24	100,000	104,853
Nexstar Broadcasting, Inc., 5.63%, 7/15/27 (a)	100,000	107,125
Univision Communications, Inc., 5.13%, 2/15/25 (a)	100,000	100,750
Walt Disney Co. (The)
2.20%, 1/13/28	100,000	107,037
2.00%, 9/1/29	100,000	104,516
		1,148,908
MISCELLANEOUS MANUFACTURING - 0.0%†
Bombardier, Inc., 7.50%, 3/15/25 (a)	100,000	92,750
MULTI-NATIONAL - 0.1%
Banque Ouest Africaine de Developpement, 5.00%, 7/27/27 (a)	200,000	222,372
OFFICE/BUSINESS EQUIPMENT - 0.0%†
CDW LLC / CDW Finance Corp., 3.25%, 2/15/29	100,000	101,970
OIL & GAS - 0.5%
Aker BP ASA, 4.00%, 1/15/31 (a)	200,000	216,649
BP Capital Markets America, Inc., 3.94%, 9/21/28	100,000	117,399
Canadian Natural Resources Ltd., 3.85%, 6/1/27	300,000	336,614
EOG Resources, Inc., 4.38%, 4/15/30	50,000	60,768
Exxon Mobil Corp., 2.61%, 10/15/30	100,000	109,228
Harvest Operations Corp., 4.20%, 6/1/23 (a)	100,000	108,292
Occidental Petroleum Corp., 6.13%, 1/1/31	100,000	107,020
Sunoco LP / Sunoco Finance Corp., 4.50%, 5/15/29 (a)	100,000	104,000
Total Capital International SA, 3.46%, 2/19/29	100,000	115,779
		1,275,749
OIL & GAS SERVICES - 0.0%†
Baker Hughes a GE Co. LLC / Baker Hughes Co.-Obligor, Inc., 4.49%, 5/1/30	50,000	60,083
PACKAGING & CONTAINERS - 0.2%
Bemis Co., Inc., 2.63%, 6/19/30	50,000	54,147
CCL Industries, Inc., 3.05%, 6/1/30 (a)	100,000	109,054
Mauser Packaging Solutions Holding Co., 7.25%, 4/15/25 (a)	100,000	101,000
Plastipak Holdings, Inc., 6.25%, 10/15/25 (a)	100,000	103,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 4.00%, 10/15/27 (a)	100,000	102,500
WRKCo, Inc., 3.00%, 6/15/33	50,000	54,934
		524,635
	Shares/ Principal	Fair Value
PHARMACEUTICALS - 0.5%
AbbVie, Inc.
2.95%, 11/21/26	$100,000	$110,585
4.25%, 11/14/28	100,000	119,891
3.20%, 11/21/29	100,000	112,069
4.55%, 3/15/35	100,000	126,431
AstraZeneca PLC, 3.38%, 11/16/25	100,000	112,253
Bausch Health Americas, Inc., 9.25%, 4/1/26 (a)	100,000	111,500
Bayer US Finance II LLC, 4.38%, 12/15/28 (a)	100,000	117,622
Cigna Corp.
4.13%, 11/15/25	100,000	115,202
4.38%, 10/15/28	200,000	241,738
CVS Health Corp.
4.30%, 3/25/28	57,000	67,828
4.78%, 3/25/38	100,000	126,698
		1,361,817
PIPELINES - 0.6%
Cheniere Energy, Inc., 4.63%, 10/15/28 (a)	100,000	105,000
Enable Midstream Partners LP, 4.95%, 5/15/28	100,000	103,380
Energy Transfer Operating LP, 4.75%, 1/15/26	100,000	113,149
Enterprise Products Operating LLC
3.13%, 7/31/29	100,000	110,850
4.45%, 2/15/43	100,000	121,207
MPLX LP, 4.88%, 6/1/25	100,000	115,507
Rattler Midstream LP, 5.63%, 7/15/25 (a)	100,000	105,625
Sabine Pass Liquefaction LLC, 5.00%, 3/15/27	400,000	471,626
TransCanada PipeLines Ltd.
4.25%, 5/15/28	100,000	118,115
4.88%, 5/15/48	200,000	258,622
Williams Cos., Inc. (The), 3.50%, 11/15/30	50,000	56,630
		1,679,711
REITS - 0.2%
AvalonBay Communities, Inc., 2.45%, 1/15/31	100,000	107,550
National Retail Properties, Inc., 4.30%, 10/15/28	300,000	347,774
		455,324
RETAIL - 0.2%
Beacon Roofing Supply, Inc., 4.88%, 11/1/25 (a)	100,000	102,375
Dollar Tree, Inc., 4.20%, 5/15/28	200,000	238,034
Murphy Oil USA, Inc., 4.75%, 9/15/29	100,000	106,375
Walmart, Inc., 3.55%, 6/26/25	100,000	113,235
		560,019
SEMICONDUCTORS - 0.1%
Intel Corp., 3.90%, 3/25/30	100,000	120,002

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal		Fair Value
SOFTWARE - 0.2%
Fiserv, Inc.
3.85%, 6/1/25		$200,000	$225,441
2.65%, 6/1/30		100,000	108,192
Microsoft Corp., 3.30%, 2/6/27		100,000	114,106
			447,739
TELECOMMUNICATIONS - 0.4%
Altice France SA, 5.50%, 1/15/28 (a)		200,000	209,102
AT&T, Inc.
2.30%, 6/1/27		50,000	53,327
4.30%, 2/15/30		50,000	59,727
CommScope Technologies LLC, 5.00%, 3/15/27 (a)		100,000	98,500
Sprint Corp., 7.13%, 6/15/24		100,000	117,000
T-Mobile USA, Inc.
3.88%, 4/15/30 (a)		300,000	347,460
3.30%, 2/15/51 (a)		100,000	102,883
Verizon Communications, Inc., 4.02%, 12/3/29		100,000	118,909
			1,106,908
TEXTILES - 0.1%
Mohawk Industries, Inc., 3.63%, 5/15/30		200,000	223,632
TRANSPORTATION - 0.4%
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45		200,000	261,217
CSX Corp., 4.10%, 3/15/44		100,000	124,830
FedEx Corp., 4.05%, 2/15/48		200,000	241,749
Russian Railways Via RZD Capital PLC, 5.70%, 4/5/22		200,000	211,259
United Parcel Service, Inc., 5.30%, 4/1/50		200,000	301,389
			1,140,444
TOTAL CORPORATE BONDS AND NOTES (Cost - $25,076,657)			27,328,751
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 5.5%
Adagio CLO VIII DAC, 1.65%, (3 Month EUR Libor + 1.65%), 4/15/32 (a),(b)	EUR	250,000	305,965
Alinea CLO 2018-1 Ltd., 1.87%, (3 Month US Libor + 1.65%), 7/20/31 (a),(b)		300,000	298,446
AMMC CLO 21 Ltd., 2.31%, (3 Month US Libor + 2.10%), 11/2/30 (a),(b)		300,000	293,623
AMMC CLO XI Ltd., 2.11%, (3 Month US Libor + 1.90%), 4/30/31 (a),(b)		400,000	390,245
Antares CLO 2018-1 Ltd., 1.87%, (3 Month US Libor + 1.65%), 4/20/31 (a),(b)		250,000	239,152
	Shares/ Principal		Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 5.5% (Continued)
Atrium XIV LLC, 1.68%, (3 Month US Libor + 1.45%), 8/23/30 (a),(b)		$300,000	$300,002
Bellemeade Re 2018-1 Ltd., 1.75%, (1 Month US Libor + 1.60%), 4/25/28 (a),(b)		56,005	55,220
BlueMountain Fuji Eur CLO V DAC, 1.55%, (3 Month EUR Libor + 1.55%), 1/15/33 (a),(b)	EUR	250,000	305,092
BRAVO Residential Funding Trust 2019-1, 3.50%, 3/25/58 (a)		88,489	90,460
BRAVO Residential Funding Trust 2019-NQM2, 3.50%, 10/25/44 (a),(c)		126,834	132,468
Carlyle GMS Finance MM CLO 2015-1 LLC, 2.44%, (3 Month US Libor + 2.20%), 10/15/31 (a),(b)		250,000	244,042
CARLYLE US CLO 2017-4 Ltd., 3.04%, (3 Month US Libor + 2.80%), 1/15/30 (a),(b)		200,000	189,887
Cent CLO 21 Ltd., 3.42%, (3 Month US Libor + 3.20%), 7/27/30 (a),(b)		250,000	243,246
CF Hippolyta LLC, 1.69%, 7/15/60 (a)		95,438	97,132
CIM Trust 2018-INV1, 4.00%, 8/25/48 (a),(c)		87,777	89,075
CIM Trust 2019-INV1, 4.00%, 2/1/49 (a),(c)		91,873	91,835
DBCG 2017-BBG Mortgage Trust, 0.86%, (1 Month US Libor + 0.70%), 6/15/34 (a),(b)		160,000	159,725
Eleven Madison Trust 2015-11MD Mortgage Trust, 3.55%, 9/1/35 (a),(c)		250,000	275,075
Ellington CLO III Ltd., 1.87%, (3 Month US Libor + 1.65%), 7/20/30 (a),(b)		244,187	242,681
Fannie Mae Connecticut Avenue Securities
5.40%, (1 Month US Libor + 5.25%), 10/25/23 (b)		119,138	121,885
4.55%, (1 Month US Libor + 4.40%), 1/25/24 (b)		174,276	175,732
2.75%, (1 Month US Libor + 2.60%), 5/25/24 (b)		191,869	189,387
2.75%, (1 Month US Libor + 2.60%), 5/25/24 (b)		193,718	188,702
3.05%, (1 Month US Libor + 2.90%), 7/25/24 (b)		153,432	152,795
3.15%, (1 Month US Libor + 3.00%), 7/25/24 (b)		283,933	275,633
5.05%, (1 Month US Libor + 4.90%), 11/25/24 (b)		206,201	211,493
4.15%, (1 Month US Libor + 4.00%), 5/25/25 (b)		79,555	80,906
4.15%, (1 Month US Libor + 4.00%), 5/25/25 (b)		59,684	60,575
5.15%, (1 Month US Libor + 5.00%), 7/25/25 (b)		112,790	115,899

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal		Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 5.5% (Continued)
5.15%, (1 Month US Libor + 5.00%), 7/25/25 (b)		$57,281	$58,577
6.15%, (1 Month US Libor + 6.00%), 9/25/28 (b)		118,923	126,054
4.40%, (1 Month US Libor + 4.25%), 1/25/29 (b)		187,286	194,825
4.60%, (1 Month US Libor + 4.45%), 1/25/29 (b)		93,823	97,666
3.70%, (1 Month US Libor + 3.55%), 7/25/29 (b)		175,005	180,046
3.80%, (1 Month US Libor + 3.65%), 9/25/29 (b)		187,705	192,059
Firstkey Homes 2020-SFR2 Trust, 1.27%, 10/19/37 (a)		150,000	150,772
Freddie Mac Structured Agency Credit Risk Debt Notes
4.15%, (1 Month US Libor + 4.00%), 8/25/24 (b)		226,260	230,831
4.30%, (1 Month US Libor + 4.15%), 1/25/25 (b)		42,916	43,292
3.95%, (1 Month US Libor + 3.80%), 3/25/25 (b)		14,107	14,129
3.40%, (1 Month US Libor + 3.25%), 5/25/25 (b)		334,726	338,280
4.05%, (1 Month US Libor + 3.90%), 12/25/27 (b)		175,174	177,871
4.85%, (1 Month US Libor + 4.70%), 4/25/28 (b)		233,226	242,676
5.70%, (1 Month US Libor + 5.55%), 7/25/28 (b)		516,939	539,088
4.80%, (1 Month US Libor + 4.65%), 10/25/28 (b)		348,579	362,531
5.30%, (1 Month US Libor + 5.15%), 11/25/28 (b)		214,892	225,379
3.70%, (1 Month US Libor + 3.55%), 8/25/29 (b)		212,946	218,382
2.50%, (1 Month US Libor + 2.35%), 4/25/30 (b)		182,386	184,963
Halcyon Loan Advisors Funding 2018-1 Ltd., 2.02%, (3 Month US Libor + 1.80%), 7/21/31 (a),(b)		170,000	167,556
Hayfin Kingsland IX Ltd., 2.02%, (3 Month US Libor + 1.80%), 4/28/31 (a),(b)		200,000	198,888
Holland Park CLO DAC, 0.92%, (3 Month EUR Libor + 0.92%), 11/14/32 (a),(b)	EUR	500,000	612,666
Invitation Homes 2017-SFR2 Trust, 1.00%, (1 Month US Libor + 0.85%), 12/17/36 (a),(b)		143,930	143,366
LCM XXV Ltd., 2.52%, (3 Month US Libor + 2.30%), 7/20/30 (a),(b)		440,000	429,378
	Shares/ Principal		Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 5.5% (Continued)
Madison Park Euro Funding VIII DAC 0.95%, (3 Month EUR Libor + 0.95%), 4/15/32 (a),(b)	EUR	600,000	$734,363
1.70%, (3 Month EUR Libor + 1.70%), 4/15/32 (a),(b)	EUR	250,000	306,174
Madison Park Funding XXII Ltd., 2.24%, (3 Month US Libor + 2.00%), 1/15/33 (a),(b)		$250,000	243,488
Mill City Mortgage Loan Trust 2016-1, 2.50%, 4/25/57 (a),(c)		78,304	78,651
Mill City Mortgage Loan Trust 2018-4, 3.50%, 4/25/66 (a),(c)		185,057	197,048
Neuberger Berman Loan Advisers CLO 27 Ltd., 1.34%, (3 Month US Libor + 1.10%), 1/15/30 (a),(b)		649,000	641,050
NZCG Funding Ltd., 1.78%, (3 Month US Libor + 1.55%), 2/26/31 (a),(b)		200,000	198,798
Octagon Investment Partners 33 Ltd.
1.72%, (3 Month US Libor + 1.50%), 1/20/31 (a),(b)		300,000	298,703
2.97%, (3 Month US Libor + 2.75%), 1/20/31 (a),(b)		100,000	95,920
Octagon Investment Partners 35 Ltd., 1.32%, (3 Month US Libor + 1.10%), 1/20/31 (a),(b)		500,000	493,293
Provident Funding Mortgage Trust 2019-1, 3.00%, 11/1/49 (a),(c)		71,961	72,504
Provident Funding Mortgage Trust 2020-1, 3.00%, 2/25/50 (a),(c)		90,376	91,264
Race Point X CLO Ltd., 1.86%, (3 Month US Libor + 1.65%), 7/25/31 (a),(b)		250,000	247,576
Radnor Re 2018-1 Ltd., 1.55%, (1 Month US Libor + 1.40%), 3/25/28 (a),(b)		5,888	5,886
Strata CLO I Ltd., 2.44%, (3 Month US Libor + 2.20%), 1/15/31 (a),(b)		200,000	198,112
Towd Point Mortgage Trust 2015-2, 2.75%, 11/1/60 (a),(c)		45,653	45,734
Towd Point Mortgage Trust 2017-1, 2.75%, 10/25/56 (a),(c)		88,488	89,926
Towd Point Mortgage Trust 2017-2, 2.75%, 4/25/57 (a),(c)		120,730	122,902
Towd Point Mortgage Trust 2017-3, 2.75%, 7/25/57 (a),(c)		85,307	87,876
Voya CLO 2014-1 Ltd., 3.02%, (3 Month US Libor + 2.80%), 4/18/31 (a),(b)		200,000	186,204
TOTAL ASSET BACKED AND COMMERCIAL BACKED SECURITIES (Cost - $15,241,951)			15,181,125

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal		Fair Value
AGENCY MORTGAGE BACKED SECURITIES - 4.4%
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.7%
Fannie Mae Pool, 3.00%, 11/1/48		$978,209	$1,036,183
Federal National Mortgage Association
1.50%, 1/1/36 (d)		628,000	646,153
2.00%, 1/1/36 (d)		1,851,000	1,935,163
2.00%, 1/1/51 (d)		2,084,000	2,164,755
2.50%, 1/1/51 (d)		4,081,000	4,301,629
			10,083,883
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.7%
Ginnie Mae II Pool
2.00%, 10/20/50		982,226	1,027,677
2.50%, 10/20/50		972,424	1,030,409
			2,058,086
TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $11,989,487)			12,141,969
U.S. TREASURY SECURITIES - 3.9%
U.S. Treasury Note
0.13%, 11/30/22		700,000	700,082
1.13%, 2/28/25		750,000	776,455
0.25%, 6/30/25		900,000	897,715
0.25%, 7/31/25		1,100,000	1,096,777
0.25%, 8/31/25		500,000	498,379
0.25%, 9/30/25		495,000	493,125
0.38%, 11/30/25		1,140,000	1,141,603
0.63%, 8/15/30		200,000	195,000
U.S. Treasury Bond
1.13%, 5/15/40		255,000	242,091
1.13%, 8/15/40		390,000	369,220
3.13%, 11/15/41		265,000	346,581
2.50%, 5/15/46††		915,000	1,093,103
2.25%, 8/15/46		485,000	553,620
2.75%, 8/15/47		150,000	188,057
2.75%, 11/15/47		265,000	332,554
3.13%, 5/15/48		100,000	134,234
3.00%, 8/15/48		190,000	249,947
2.25%, 8/15/49		100,000	114,441
1.25%, 5/15/50		220,000	199,581
U.S. Treasury Inflation Indexed Note, 0.38%, 7/15/27		53,224	59,876
U.S. Treasury Inflation Indexed Bond, 3.63%, 4/15/28		724,464	995,968
TOTAL U.S. TREASURY SECURITIES (Cost - $10,067,688)			10,678,409
SOVEREIGN DEBTS - 1.0%
Colombia Government International Bond, 5.00%, 6/15/45		200,000	244,000
Dominican Republic International Bond, 8.90%, 2/15/23 (a)	DOP	8,000,000	141,577
	Shares/ Principal		Fair Value
SOVEREIGN DEBTS - 1.0% (Continued)
Gabon Government International Bond, 6.63%, 2/6/31 (a)		$200,000	$206,012
Indonesia Government International Bond, 4.35%, 1/8/27 (a)		200,000	232,597
Iraq International Bond, 5.80%, 1/15/28 (a)		234,375	219,164
Kazakhstan Government International Bond, 4.88%, 10/14/44 (a)		200,000	270,928
Mexico Government International Bond, 4.15%, 3/28/27		300,000	346,128
Peruvian Government International Bond, 2.78%, 1/23/31		200,000	219,302
Republic of Belarus International Bond, 7.63%, 6/29/27 (a)		200,000	220,000
Russian Foreign Bond - Eurobond, 4.88%, 9/16/23 (a)		200,000	219,708
Ukraine Government International Bond, 7.38%, 9/25/32 (a)		200,000	219,750
Uruguay Government International Bond, 3.70%, 6/26/37	UYU	5,680,874	150,264
TOTAL SOVEREIGN DEBTS (Cost - $2,538,377)			2,689,430
MUNICIPAL BONDS - 0.8%
California Health Facilities Financing Authority
2.93%, 6/1/32		45,000	48,463
2.98%, 6/1/33		40,000	42,863
3.03%, 6/1/34		30,000	32,023
City of Austin TX Electric Utility Revenue, 6.26%, 11/15/32		160,000	208,398
City of San Francisco CA Public Utilities Commission Water Revenue, 3.47%, 11/1/43		165,000	176,322
County of Broward FL Airport System Revenue, 3.48%, 10/1/43		50,000	52,151
Foothill-Eastern Transportation Corridor Agency, 4.09%, 1/15/49		135,000	144,970
Gilroy Unified School District, 3.36%, 8/1/47		100,000	105,266
Greenville City School District, 3.54%, 1/1/51		110,000	112,454
Massachusetts School Building Authority, 3.40%, 10/15/40		85,000	91,438
Metro Wastewater Reclamation District, 3.16%, 4/1/41		70,000	74,722
Metropolitan St Louis Sewer District, 3.26%, 5/1/45		105,000	113,075
Metropolitan Transportation Authority, 4.00%, 11/15/45		95,000	105,280
New York State Dormitory Authority, 3.14%, 7/1/43		45,000	47,401
Salt Lake City Corp., 3.10%, 4/1/38		40,000	42,738
San Jose Redevelopment Agency Successor Agency, 3.23%, 8/1/27		90,000	101,375
State of Illinois, 5.10%, 6/1/33		120,000	129,145

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
MUNICIPAL BONDS - 0.8% (Continued)
State of New Jersey, 3.00%, 6/1/32	$110,000	$124,469
State of Oregon Department of Transportation, 3.17%, 11/15/38	60,000	65,506
State of Texas, 3.21%, 4/1/44	85,000	92,868
Texas State University System
2.94%, 3/15/33	35,000	37,527
3.29%, 3/15/40	30,000	31,970
University of Pittsburgh-of the Commonwealth System of Higher Education, 3.01%, 9/15/41	80,000	86,230
Utah Transit Authority, 3.44%, 12/15/42	60,000	63,888
TOTAL MUNICIPAL BONDS (Cost - $2,011,445)		2,130,542
TERM LOANS - 0.7%
24 Hour Fitness Worldwide, Inc., 3.50%, 12/29/25 (e)	30,127	25,307
Adient U.S LLC, 4.41%, (3 Months US Libor + 4.25%), 5/6/24 (b)	59,100	59,001
ADMI Corp., 4.75%, 12/23/27 (e)	4,096	4,095
Alliant Holdings Intermediate LLC, 3.40%, (1 Months US Libor + 3.40%), 5/9/25 (b)	38,611	37,967
Altra Industrial Motion Corp., 2.15%, (1 Months US Libor + 2.00%), 10/1/25 (b)	14,458	14,422
Amentum Government Services Holdings LLC, 5.50%, (3 Months US Libor + 4.75%), 1/29/27 (b)	10,000	10,050
Arches Buyer, Inc., 4.50%, (1 Months US Libor + 4.00%), 12/6/27 (b)	6,487	6,490
AssuredPartners, Inc., 3.65%, (1 Months US Libor + 3.50%), 2/12/27 (b)	29,750	29,276
Astoria Energy LLC, 4.50%, (3 Months US Libor + 3.50%), 12/10/27 (b)	1,256	1,246
Asurion LLC 3.15%, (1 Months US Libor + 3.00%), 11/3/23 (b)	16,617	16,444
0.00%, 12/18/26 (e)	9,185	9,081
AthenaHealth, Inc., 4.65%, (1 Months US Libor + 4.50%), 2/11/26 (b)	19,848	19,794
Avis Budget Car Rental LLC, 2.40%, (1 Months US Libor + 2.25%), 8/6/27 (b)	85,508	82,382
B&G Foods, Inc., 2.65%, (1 Months US Libor + 2.50%), 10/10/26 (b)	22,476	22,412
Banijay Entertainment SAS, 3.90%, (1 Months US Libor + 3.75%), 3/3/25 (b)	18,918	18,635
Barracuda Networks, Inc., 4.50%, (3 Months US Libor + 3.75%), 2/12/25 (b)	6,498	6,479
Bass Pro Group LLC, 5.75%, (3 Months US Libor + 5.00%), 9/25/24 (b)	24,732	24,776
Bausch Health Companies, Inc. 3.14%, (1 Months US Libor + 3.00%), 6/2/25 (b)	35,486	35,331
2.89%, (1 Months US Libor + 2.75%), 11/27/25 (b)	15,000	14,845
Blackboard, Inc., 7.00%, (3 Months US Libor + 6.00%), 6/30/24 (b)	23,889	23,734
	Shares/ Principal	Fair Value
TERM LOANS - 0.7% (Continued)
Buckeye Partners LP, 2.90%, (1 Months US Libor + 2.75%), 11/1/26 (b)	$20,599	$20,557
Caesars Resort Collection LLC, 2.90%, (1 Months US Libor + 2.75%), 12/23/24 (b)	29,240	28,652
Cardtronics USA, Inc., 5.00%, (1 Months US Libor + 4.00%), 6/29/27 (b)	11,459	11,440
CCI Buyer, Inc., 4.75%, 12/10/27 (e)	1,305	1,303
Cengage Learning, Inc., 0.00%, 6/7/23 (e)	9,974	9,544
Clarios Global LP, 3.65%, (1 Months US Libor + 3.50%), 4/30/26 (b)	19,441	19,340
Clear Channel Outdoor Holdings, Inc., 3.71%, (3 Months US Libor + 3.50%), 8/21/26 (b)	9,950	9,559
CNT Holdings I Corp., 4.50%, (1 Months US Libor + 3.75%), 11/8/27 (b)	1,797	1,794
Commscope, Inc., 3.40%, (1 Months US Libor + 3.25%), 4/6/26 (b)	29,699	29,439
Coty, Inc., 2.40%, (1 Months US Libor + 2.25%), 4/7/25 (b)	6,215	5,842
CSC Holdings LLC, 2.41%, (1 Months US Libor + 2.25%), 7/17/25 (b)	36,655	36,053
Cyanco Intermediate 2 Corp., 3.65%, (1 Months US Libor + 3.50%), 3/16/25 (b)	12,950	12,847
DaVita, Inc., 1.90%, (1 Months US Libor + 1.75%), 8/12/26 (b)	24,316	24,083
DCert Buyer, Inc., 4.15%, (1 Months US Libor + 4.00%), 10/16/26 (b)	19,850	19,804
Delta Air Lines, Inc., 4.75%, (3 Months US Libor + 3.75%), 10/20/27 (b)	5,518	5,713
Dun & Bradstreet Corporation (The), 0.00%, 2/8/26 (e)	968	967
Dynasty Acquisition Co., Inc. 3.72%, (3 Months US Libor + 3.50%), 4/6/26 (b)	17,910	17,014
3.72%, (3 Months US Libor + 3.50%), 4/6/26 (b)	9,629	9,147
Epicor Software Corp., 5.25%, (1 Months US Libor + 4.25%), 7/30/27 (b)	7,154	7,189
First Brands Group LLC, 8.50%, (3 Months US Libor + 7.50%), 2/2/24 (b)	19,747	19,648
First Eagle Holdings, Inc., 2.72%, (3 Months US Libor + 2.50%), 2/1/27 (b)	19,900	19,678
Global Tel Link Corp., 4.40%, (1 Months US Libor + 4.25%), 11/29/25 (b)	39,298	36,358
Go Daddy Operating Company LLC, 1.90%, (1 Months US Libor + 1.75%), 2/15/24 (b)	72,994	72,903
Gray Television, Inc., 2.65%, (3 Months US Libor + 2.50%), 1/2/26 (b)	35,504	35,223
Greeneden US Holdings II LLC, 4.75%, (3 Months US Libor + 4.00%), 12/1/27 (b)	9,678	9,687
Grifols Worldwide Operations USA, Inc., 2.10%, (1 Months US Libor + 2.00%), 11/15/27 (b)	19,800	19,615
Harbor Freight Tools USA, Inc., 4.00%, (1 Months US Libor + 3.25%), 10/19/27 (b)	12,801	12,779

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
TERM LOANS - 0.7% (Continued)
Highline AfterMarket Acquisition LLC, 5.25%, (1 Months US Libor + 4.50%), 11/9/27 (b)	$6,922	$6,957
Horizon Therapeutics USA, Inc., 2.19%, (1 Months US Libor + 2.00%), 5/22/26 (b)	46,835	46,566
Hyland Software, Inc., 4.25%, (1 Months US Libor + 3.50%), 7/1/24 (b)	7,443	7,451
IRB Holding Corp., 4.25%, (3 Months US Libor + 3.25%), 12/15/27 (b)	6,622	6,624
Ivanti Software, Inc., 5.75%, (1 Months US Libor + 4.75%), 11/22/27 (b)	10,000	9,966
JBS USA LUX SA, 2.15%, (1 Months US Libor + 2.00%), 5/1/26 (b)	36,841	36,519
Jefferies Finance LLC, 4.50%, (1 Months US Libor + 3.75%), 9/30/27 (b)	7,995	7,975
Kenan Advantage Group, Inc. (The), 4.00%, (1 Months US Libor + 3.00%), 7/29/22 (b)	16,031	15,849
Kenan Canada GP, 4.00%, (1 Months US Libor + 3.00%), 7/29/22 (b)	3,812	3,769
Knowlton Development Corp., Inc., 3.90%, (1 Months US Libor + 3.75%), 12/22/25 (b)	9,057	8,977
Legalzoom.com, Inc., 4.65%, (1 Months US Libor + 4.50%), 11/21/24 (b)	17,473	17,473
Logmein, Inc., 4.90%, (1 Months US Libor + 4.75%), 8/31/27 (b)	32,866	32,723
Mauser Packaging Solutions Holding Co., 3.48%, (3 Months US Libor + 3.25%), 4/3/24 (b)	29,794	28,714
MH Sub I, LLCMH Sub I, LLC, 4.75%, (1 Months US Libor + 3.75%), 9/13/24 (b)	4,404	4,386
Milano Acquisition Corp., 4.75%, (3 Months US Libor + 4.00%), 10/1/27 (b)	28,758	28,710
Mitchell International, Inc., 4.75%, (1 Months US Libor + 4.25%), 11/29/24 (b)	19,950	19,940
National Mentor Holdings, Inc.
0.00%, 3/8/26 (e)	3,789	3,780
0.00%, 3/8/26 (e)	146	146
Navicure, Inc., 4.15%, (1 Months US Libor + 4.00%), 10/22/26 (b)	19,850	19,788
Navistar, Inc., 3.66%, (1 Months US Libor + 3.50%), 11/6/24 (b)	59,239	59,105
Numericable U.S. LLC, 4.24%, (3 Months US Libor + 4.00%), 8/14/26 (b)	9,894	9,836
Pathway Vet Alliance LLC
4.11%, (1 Months US Libor + 4.00%), 3/31/27 (b)	1,198	1,197
4.15%, (1 Months US Libor + 4.00%), 3/31/27 (b)	14,671	14,649
Perforce Software, Inc., 3.90%, (1 Months US Libor + 3.75%), 7/1/26 (b)	5,378	5,264
Petco Animal Supplies, Inc., 0.00%, 1/26/23 (e)	10,000	9,551
	Shares/ Principal	Fair Value
TERM LOANS - 0.7% (Continued)
Phoenix Guarantor, Inc., 3.40%, (1 Months US Libor + 3.25%), 3/5/26 (b)	$22,568	$22,408
Pitney Bowes, Inc., 5.65%, (1 Months US Libor + 5.50%), 1/7/25 (b)	28,875	28,592
Playtika Holding Corp., 7.00%, (3 Months US Libor + 6.00%), 12/10/24 (b)	9,500	9,547
Pluto Acquisition I, Inc., 0.00%, 6/22/26 (e)	1,966	1,966
Prime Security Services Borrower LLC (aka Protection 1 Security Solutions), 3.95%, (3 Months US Libor + 3.25%), 9/23/26 (b)	17,961	18,005
Quest Software US Holdings, Inc., 4.46%, (3 Months US Libor + 4.25%), 5/16/25 (b)	19,949	19,575
Radiate Holdco LLC, 4.50%, (1 Months US Libor + 3.50%), 9/25/26 (b)	3,378	3,379
Sinclair Television Group, Inc., 2.40%, (1 Months US Libor + 2.25%), 1/3/24 (b)	82,685	81,578
Staples, Inc., 5.21%, (3 Months US Libor + 5.00%), 4/16/26 (b)	19,658	19,003
Surf Holdings SARL, 3.73%, (3 Months US Libor + 3.50%), 3/5/27 (b)	31,279	30,966
Thor Industries, Inc., 5.81%, (3 Months US Libor + 3.75%), 2/2/26 (b)	56,011	55,871
TIBCO Software, Inc., 3.90%, (1 Months US Libor + 3.75%), 6/30/26 (b)	19,900	19,483
Ultimate Software Group, Inc. (The), 4.75%, (3 Months US Libor + 4.00%), 5/4/26 (b)	5,240	5,264
Univision Communications, Inc., 4.75%, (3 Months US Libor + 3.75%), 3/15/26 (b)	14,864	14,857
Ventia Finco Pty Ltd., 5.00%, (3 Months US Libor + 4.00%), 5/21/26 (b)	42,572	42,253
Veritas US, Inc., 6.50%, (3 Months US Libor + 5.50%), 9/1/25 (b)	19,950	19,875
Verscend Holding Corp., 4.65%, (1 Months US Libor + 4.50%), 8/27/25 (b)	9,899	9,879
Vertical Midco Gmbh, 4.57%, (1 Months US Libor + 4.25%), 7/30/27 (b)	15,788	15,841
Virgin Media Bristol LLC, 0.00%, 1/31/29 (e)	3,042	3,037
Woof Holdings, Inc., 0.00%, 12/21/27 (e)	2,368	2,363
Zayo Group Holdings, Inc., 3.15%, (1 Months US Libor + 3.00%), 3/9/27 (b)	26,791	26,590
TOTAL TERM LOANS (Cost - $1,806,579)		1,814,192
PREFERRED STOCKS - 0.0%†
CONSUMER DISCRETIONARY SERVICES - 0.0%†
24 Hour Fitness Worldwide, Inc., 0.00% (Cost - $2,145)	1,589	3,575

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
SHORT-TERM INVESTMENTS - 5.4%
MONEY MARKET FUNDS - 5.4%
Dreyfus Government Cash Management, 0.03% (f)	10,456,641	$10,456,641
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (f)	4,467,073	4,467,073
TOTAL SHORT-TERM INVESTMENTS (Cost - $14,923,714)		14,923,714
TOTAL INVESTMENTS - 103.3% (Cost - $181,987,267)		$284,176,259
OTHER ASSETS LESS LIABILITIES - NET (3.3)%		(8,960,310)
TOTAL NET ASSETS - 100.0%		$275,215,949

*  Non-income producing security.

†  Represents less than 0.05%.

††  A portion of this investment is held as collateral for derivative investments.

(a)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2020, these securities amounted to $20,282,930 or 7.4% of net assets.

(b)  Variable rate security. The rate shown is the rate in effect at period end.

(c)  Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

(d)  When-issued, or delayed delivery. All or a portion may be subject to dollar-roll transactions.

(e)  The loan will settle after December 31, 2020. The interest rate, based on the LIBOR and the agreed upon spread on trade date, will be determined at the time of settlement.

(f)  The rate shown is the annualized seven-day yield at period end.

CLO - Collateralized Loan Obligation

CMT - Treasury Constant Maturity Rate

DOP - Dominican Peso

EUR - EURO

Libor - London Interbank Offer Rate

PLC - Public Limited Company

SOFR - Secured Overnight Financing Rate

UYU - Uruguayan Peso

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
Australian 3 Year Bond Future	JP Morgan Securities LLC	16	3/15/2021	$1,449,938	$1,194
Canadian 10 Year Bond Future	JP Morgan Securities LLC	15	3/22/2021	1,755,494	4,827
U.S. 2 Year Note Future	JP Morgan Securities LLC	22	3/31/2021	4,861,484	4,000
U.S. 5 Year Note Future	JP Morgan Securities LLC	49	3/31/2021	6,182,039	11,333
U.S. Long Bond Future	JP Morgan Securities LLC	4	3/22/2021	692,750	(3,375)
U.S. Ultra Bond Future	JP Morgan Securities LLC	8	3/22/2021	1,708,500	(8,000)
					9,979
SHORT FUTURES CONTRACTS
U.S. 10 Year Ultra Future	JP Morgan Securities LLC	17	3/22/2021	2,658,109	6,795
TOTAL NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$16,774

INTEREST RATE SWAPTIONS PURCHASED
Counterparty	Description	Floating Rate Index	Exercise Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Citibank NA	Put - IRS SWAPTION	Receives 3 Month US Libor	Pays 1.24%	05/10/21	$3,400,000	$19,280	$29,920	$(10,640)
TOTAL FAIR VALUE, PREMIUMS PAID, AND NET UNREALIZED DEPRECIATION ON PURCHASED INTEREST RATE SWAPTIONS						$19,280	$29,920	$(10,640)
INTEREST RATE SWAPS
Counterparty	Payment Frequency	Fund Receives	Fund Pays	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank NA	At Maturity	US-CPI	1.91%	01/14/29	$500,000	$6,646	$-	$6,646
TOTAL FAIR VALUE, PREMIUMS PAID (RECEIVED), AND NET UNREALIZED APPRECIATION ON INTEREST RATE SWAPS						$6,646	$-	$6,646
See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2020

CURRENCY SWAPS
Counterparty	Payment Frequency	Fund Receives	Fund Pays	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank NA	Quarterly	3 Month US Libor +2.87%	2.5%	05/04/21	$232,400	$(15,170)	$-	$(15,170)
Citibank NA	Quarterly	3 Month US Libor +1.25%	3 Month Euribor +1.10%	10/30/21	555,000	(55,360)	-	(55,360)
Citibank NA	Quarterly	3 Month US Libor +1.17%	3 Month Euribor +1.05%	11/22/21	552,500	(57,896)	-	(57,896)
Citibank NA	Quarterly	3 Month US Libor +1.17%	3 Month Euribor +1.05%	12/20/21	943,500	(95,271)	-	(95,271)
TOTAL FAIR VALUE, PREMIUMS PAID (RECEIVED), AND NET UNREALIZED DEPRECIATION ON CURRENCY SWAPS						$(223,697)	$-	$(223,697)

CREDIT DEFAULT SWAPS
Counterparty	Reference Obligation/ Index	Payment Frequency	Buy/Sell Protection	Fixed Rate Received	Fixed Rate Paid	Credit Rating*	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank NA	Nabors Industries, Inc.	Quarterly	Sell	-	1.00%	CCC-	12/20/21	$170,000	**	$19,451	$2,387	$17,064
Citibank NA	American Airlines Group, Inc.	Quarterly	Buy	5.00%	-	CCC	12/20/21	100,000		(6,456)	(6,486)	30
Citibank NA	Avon Products, Inc.	Quarterly	Sell	-	5.00%	BB-	03/20/23	135,000	**	(10,549)	(8,701)	(1,848)
Citibank NA	Nabors Industries, Inc.	Quarterly	Buy	1.00%	-	CCC-	12/20/23	170,000		(67,333)	(15,085)	(52,248)
Citibank NA	CDX.NA.IG.31 V1	Quarterly	Buy	1.00%	-	-	12/20/23	1,050,000		1,412	6,314	(4,902)
JP Morgan	Ally Financials, Inc.	Quarterly	Sell	-	5.00%	BBB-	12/20/24	350,000	**	(59,463)	(51,905)	(7,558)
JP Morgan	Goldman Sachs Group	Quarterly	Buy	1.00%	-	BBB+	12/20/24	350,000		7,208	4,784	2,424
JP Morgan	Morgan Stanley	Quarterly	Buy	1.00%	-	BBB+	12/20/24	350,000		7,951	5,250	2,701
Citibank NA	Royal Caribbean Cruises Ltd.	Quarterly	Buy	5.00%	-	B+	12/20/25	100,000		(6,848)	(2,956)	(3,892)
Citibank NA	Carnival Corp.	Quarterly	Buy	1.00%	-	B	12/20/25	100,000		(16,624)	(15,519)	(1,105)
JP Morgan	Macy's Retail Holdings LLC	Quarterly	Buy	1.00%	-	B	12/20/25	100,000		(18,887)	(18,505)	(382)
JP Morgan	Air France-KLM	Quarterly	Buy	5.00%	-	NR	12/20/25	80,000		(1,519)	(526)	(993)
JP Morgan	United Airlines Holdings, Inc.	Quarterly	Buy	5.00%	-	B	12/20/25	100,000		(3,107)	123	(3,230)
TOTAL FAIR VALUE, PREMIUMS PAID (RECEIVED), AND NET UNREALIZED DEPRECIATION ON CREDIT DEFAULT SWAPS										$(154,764)	$(100,825)	$(53,939)

*  Using S&P's rating of the issuer or the underlying securities of the index.

**  The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

FORWARD FOREIGN CURRENCY CONTRACTS
Settlement Date	Counterparty	Currency Units to Receive		In Exchange For		Unrealized Appreciation (Depreciation)
01/13/21	JP Morgan Chase Bank	87,600,000	JPY	821,466	USD	$27,142
01/13/21	JP Morgan Chase Bank	172,542	USD	18,366,564	JPY	(5,381)
01/14/21	JP Morgan Chase Bank	127,124	EUR	148,128	USD	7,470
01/14/21	JP Morgan Chase Bank	44,204	USD	60,000	CAD	(2,895)
01/14/21	JP Morgan Chase Bank	145,995	USD	127,124	EUR	(9,603)
01/28/21	JP Morgan Chase Bank	100,080	USD	140,000	AUD	(7,984)
02/04/21	JP Morgan Chase Bank	68,458,800	JPY	890,000	SGD	(10,066)
02/04/21	JP Morgan Chase Bank	890,000	SGD	68,808,570	JPY	6,677
03/09/21	JP Morgan Chase Bank	132,000	CAD	103,265	USD	365
03/09/21	JP Morgan Chase Bank	335,476	USD	441,000	CAD	(10,742)
03/09/21	Citibank NA	167,366	USD	220,000	CAD	(5,351)
03/09/21	Deutsche Bank	30,414	USD	40,000	CAD	(989)
03/10/21	JP Morgan Chase Bank	144,374	USD	171,000,000	KRW	(13,094)
04/06/21	JP Morgan Chase Bank	965,000	TRY	117,154	USD	7,726
05/20/21	JP Morgan Chase Bank	641,489	USD	860,000	SGD	(9,381)
06/02/21	JP Morgan Chase Bank	1,062,000,000	IDR	73,791	USD	674
06/02/21	Deutsche Bank	2,000,000,000	IDR	138,987	USD	1,248
06/17/21	JP Morgan Chase Bank	400,041	USD	530,000	AUD	(9,407)
06/22/21	JP Morgan Chase Bank	662,000	EUR	814,041	USD	(906)
TOTAL NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS						$(34,497)

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

IDR - Indonesian Rupiah

JPY - Japanese Yen

KRW - South Korean Won

SGD - Singapore Dollar

TRY - Turkish Lira

USD - United States Dollar

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Portfolio Review

December 31, 2020 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. ("GSAM").

How did the Portfolio perform during the period?

During 2020, the Portfolio outperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Conservative. The Portfolio posted a return of 10.12% compared to a benchmark return of 6.93%, a difference of 319 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

Using a momentum-based methodology to dynamically allocate across global asset classes, the Portfolio seeks to manage risk and enhance long-term returns in changing market environments. Momentum investing seeks growth of capital by gaining exposure to asset classes that have exhibited trends in price performance over selected time periods.

During 2020, the Portfolio's trend-based strategy contributed to performance, particularly the first quarter of 2020, when the Portfolio moved aggressively into fixed income at the expense of equities in advance of the broad market correction in March. The Portfolio's de-risking strategy – where the Portfolio de-risks a portion of individual equity sleeves to cash during periods of heightened volatility in those markets – also proved effective during the first quarter of 2020. That said, the Portfolio remained materially de-risked when equity markets began their historic "V-shaped" recovery during a period of elevated volatility, which meant the Portfolio did not fully participate in the equity market recovery. As a result, the de-risking strategy detracted from returns for the year.

How was the Portfolio positioned at period end?

As of December 31, 2020, the Portfolio had approximately 55% (including notional value of futures contracts) of its assets tactically allocated to equities. Regionally, the Portfolio had a tactical allocation of 41.5% to U.S. equity due to modest momentum. U.S. large-cap equities represented 23.1% of the Portfolio, while U.S. mid-cap equities represented 9.4%. The Portfolio had a 9.0% allocation to U.S. small-cap equities. Within international equity, the Portfolio held a tactical allocation of 12.5% to Japanese equities and 0.6% to U.K. equities given equity market momentum. The Portfolio had no allocation European equities outside of the U.K. At period end, the Portfolio holds a 45% duration adjusted allocation in U.S. Treasury securities. This position is driven by risk-adjusted trends in fixed income relative to equity. The Portfolio holds 0.4% in cash as of the end of the period. This position is driven by individual equity sleeve de-risking.

In general, the Portfolio seeks to maintain between 40-60% of its assets in developed equity investments and 40-60% of its assets in U.S. fixed income investments. The Portfolio may make allocations at the higher-end of asset allocation ranges to those asset classes with strong momentum, and at the lower-end to those asset classes with weak momentum.

The Portfolio's performance figures for the periods ended December 31, 2020 as compared to its benchmark:

			Annualized			Operating Expense*
	Inception Date	One Year	Three Years	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Class II	April 30, 2015	10.12%	5.84%	5.93%	4.23%	1.28%	1.22%
S&P Global Managed Risk LargeMidCap Index - Conservative^		6.93%	5.98%	7.02%	5.31%

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated April 30, 2020. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P Global Managed Risk LargeMidCap Risk Index - Conservative is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 50% to the underlying bond index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
U.S. Treasury Securities	42.9%
Exchange Traded Funds	36.0%
Short-Term Investments	17.0%
Other Assets Less Liabilities - Net	4.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2020.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Portfolio of Investments

December 31, 2020

	Shares/ Principal	Fair Value
U.S. TREASURY SECURITIES - 42.9%
U.S. Treasury Note, 1.63%, 8/15/29 (Cost - $14,773,577)	$14,120,000	$15,105,090
EXCHANGE TRADED FUNDS - 36.0%
DEBT FUNDS - 9.4%
BlackRock Short Maturity Bond ETF	32,757	1,643,419
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	18,250	1,670,240
TOTAL DEBT FUNDS		3,313,659
EQUITY FUNDS - 26.6%
iShares Core S&P 500 ETF	8,936	3,354,485
SPDR S&P 500 ETF Trust	7,063	2,640,714
Vanguard S&P 500 ETF	9,721	3,341,011
TOTAL EQUITY FUNDS		9,336,210
TOTAL EXCHANGE TRADED FUNDS (Cost - $9,118,847)		12,649,869
	Shares/ Principal	Fair Value
SHORT-TERM INVESTMENTS - 17.0%
MONEY MARKET FUNDS - 17.0%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a) (Cost - $5,971,192)	5,971,192	$5,971,192
TOTAL INVESTMENTS - 95.9% (Cost - $29,863,616)		$33,726,151
OTHER ASSETS LESS LIABILITIES - NET 4.1%		1,427,908
TOTAL NET ASSETS - 100.0%		$35,154,059

(a)  The rate shown is the annualized seven-day yield at period end.

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
E-Mini Russell 2000 Future	Credit Suisse	34	3/19/2021	$3,357,160	$89,454
FTSE 100 Index Future	Credit Suisse	3	3/19/2021	263,274	(1,743)
Nikkei 225 (OSE) Future	Credit Suisse	17	3/11/2021	4,518,185	166,982
S&P MID 400 E-Mini Future	Credit Suisse	10	3/19/2021	2,303,500	67,375
TOTAL NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$322,068

See accompanying notes to financial statements.

Global Atlantic Growth Managed Risk Portfolio

Portfolio Review

December 31, 2020 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Financial Management, Inc. ("BFM"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2020, the Portfolio modestly underperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate Aggressive. The Portfolio posted a return of 7.00% compared to a benchmark return of 7.14%, a difference of -14 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio's performance?

The COVID-19 pandemic defined 2020, and the Portfolio positioning and resulting performance were intertwined with the initial broad market drawdown and the strong subsequent risk asset recovery. The Portfolio maintained an overweight to equities relative to fixed income throughout the year. This positioning was a detractor to performance during the first quarter drawdown, but it contributed positively to active return for the year. The Portfolio also shifted from government bonds to credit during the market recovery, which was also additive to performance. Much of the positive risk asset performance this year reflected the strong market recovery from the March lows on the backs of extraordinary, global fiscal and monetary policy support, as well as an improved sentiment as investors looked beyond the immediate impact of virus-induced lockdowns. Later in the year, clarity in the U.S. elections and COVID-19 vaccine breakthroughs drove equity markets to new highs.

Within equities, the Portfolio maintained an overweight to the U.S. relative to international markets, which also proved beneficial to Portfolio performance. U.S. equities outperformed international developed equities, led by strong returns from the technology sector. The Portfolio benefited from additions of technology stocks and ESG-aware underlying exchange-traded funds (ETFs) during the year. The Portfolio's minimum volatility factor exposure at the start of the year helped dampen losses during the first quarter. However, the position lagged the market during the recovery as equities bounced off the March lows. Within fixed income, the Portfolio benefited from its allocation to U.S. Treasuries during the market drawdown. During the recovery, the Portfolio increased its holdings to credit relative to treasuries, which contributed to performance.

During the market correction and spike in volatility in the first quarter, the managed risk component was a meaningful contributor to performance as it quickly and significantly reduced the Portfolio's equity exposure as major equity markets globally fell 30-40%. The market's recovery in the second quarter was historic in both its degree and pace, and occurred while volatility remained elevated, a rarity. While the Portfolio increased its equity exposure considerably during this recovery period, it was underweight equity given the environment of heightened volatility, which resulted in the managed risk component detracting from performance in the second quarter. The final two quarters of 2020 would be characterized by a persistent level of elevated volatility and some brief spikes that would keep the Portfolio below its maximum equity position despite the equity markets generally pushing higher. The managed risk component detracted from performance during this period and as a result, during 2020 overall.

How was the Portfolio positioned at period end?

Within equities, the Portfolio continued to own ESG-aware underlying ETFs, technology, value, and minimum-volatility exposures. Within fixed income, the Portfolio maintained a preference for credit over treasuries. The BFM investment team continues to see a supportive backdrop for risk assets, with aggressively supportive monetary policy, low yields, and resurgent economic prospects supporting continued preference for equities over bonds. Over 2021, the BFM team expects vaccinations will drive steep and sustained declines in COVID-19 infections, driving a surge in consumer confidence and demand globally.

Global Atlantic Growth Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

A stable political environment adds further fuel to the longer-term reflation trade. BFM believes that election outcome in favor of the Democrats may increase the prospect for larger fiscal stimulus and associated spending programs, but more polarizing agenda items could be more difficult to pass.

The Portfolio's performance figures for the periods ended December 31, 2020 as compared to its benchmark:

			Annualized			Operating Expense*
	Inception Date	One Year	Three Years	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Growth Managed Risk Portfolio
Class II	April 30, 2014	7.00%	5.11%	6.90%	5.04%	0.99%	0.96%
S&P Global Managed Risk LargeMidCap Index - Moderate Aggressive^		7.14%	6.48%	8.35%	6.07%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser's asset allocation decisions.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated April 30, 2020. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P Global Managed Risk LargeMidCap Index - Moderate Aggressive is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 20% to the underlying bond index.

Global Atlantic Growth Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	95.5%
Short-Term Investments	4.7%
Other Assets Less Liabilities - Net	(0.2)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2020.

Global Atlantic Growth Managed Risk Portfolio

Portfolio of Investments

December 31, 2020

	Shares/ Principal	Fair Value
EXCHANGE TRADED FUNDS - 95.5%
DEBT FUNDS - 14.2%
BlackRock Short Maturity Bond ETF	89,439	$4,487,155
iShares 10+ Year Investment Grade Corporate Bond ETF	160,475	11,717,884
iShares 20+ Year Treasury Bond ETF	30,990	4,888,053
iShares 3-7 Year Treasury Bond ETF	29,344	3,902,165
iShares 5-10 Year Investment Grade Corporate Bond ETF	37,952	2,345,054
iShares 7-10 Year Treasury Bond ETF	30,923	3,709,214
iShares MBS ETF	35,431	3,902,016
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	162,805	8,981,952
iShares U.S. Treasury Bond ETF	534,867	14,569,777
TOTAL DEBT FUNDS		58,503,270
EQUITY FUNDS - 81.3%
iShares Core MSCI EAFE ETF	361,016	24,942,596
iShares Core S&P 500 ETF	369,619	138,751,276
iShares Core S&P Mid-Cap ETF	111,565	25,640,984
iShares Core S&P Small-Cap ETF	224,476	20,629,344
iShares Global Tech ETF	26,282	7,885,914
iShares MSCI EAFE Growth ETF	156,797	15,822,385
iShares MSCI USA Min Vol Factor ETF	174,320	11,832,842
	Shares/ Principal	Fair Value
EQUITY FUNDS - 81.3% (Continued)
iShares MSCI USA Value Factor ETF	170,474	$14,815,895
iShares Trust iShares ESG Aware MSCI USA ETF	693,648	59,674,538
iShares, Inc. iShares ESG Aware MSCI EM ETF	359,294	15,083,162
TOTAL EQUITY FUNDS		335,078,936
TOTAL EXCHANGE TRADED FUNDS (Cost - $279,617,367)		393,582,206
SHORT-TERM INVESTMENTS - 4.7%
MONEY MARKET FUNDS - 4.7%
Dreyfus Government Cash Management, 0.03% (a)	19,373,521	19,373,521
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a)	3,833	3,833
TOTAL SHORT-TERM INVESTMENTS (Cost - $19,377,354)		19,377,354
TOTAL INVESTMENTS - 100.2% (Cost - $298,994,721)		$412,959,560
OTHER ASSETS LESS LIABILITIES - NET (0.2)%		(833,795)
TOTAL NET ASSETS - 100.0%		$412,125,765

(a)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic Moderate Growth Managed Risk Portfolio

Portfolio Review

December 31, 2020 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Financial Management, Inc. ("BFM"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2020, the Portfolio outperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate Conservative. The Portfolio posted a return of 8.08% compared to a benchmark return of 7.11%, a difference of 97 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio's performance?

The COVID-19 pandemic defined 2020, and the Portfolio positioning and resulting performance were intertwined with the initial broad market drawdown and the strong subsequent risk asset recovery. The Portfolio maintained an overweight to equities relative to fixed income throughout the year. This positioning was a detractor to performance during the first quarter drawdown, but it contributed positively to active return for the year. The Portfolio also shifted from government bonds to credit during the market recovery, which was also additive to performance. Much of the positive risk asset performance this year reflected the strong market recovery from the March lows on the backs of extraordinary, global fiscal and monetary policy support, as well as an improved sentiment as investors looked beyond the immediate impact of virus-induced lockdowns. Later in the year, clarity in the U.S. elections and COVID-19 vaccine breakthroughs drove equity markets to new highs.

Within equities, the Portfolio maintained an overweight to the U.S. relative to international markets, which also proved beneficial to Portfolio performance. U.S. equities outperformed international developed equities, led by strong returns from the technology sector. The Portfolio benefited from additions of technology stocks and ESG-aware underlying exchange-traded funds (ETFs) during the year. The Portfolio's minimum volatility factor exposure at the start of the year helped dampen losses during Q1. However, the position lagged the market during the recovery as equities bounced off the March lows. Within fixed income, the Portfolio benefited from its allocation to U.S. Treasuries during the market drawdown. During the recovery, the Portfolio increased its holdings to credit relative to treasuries, which contributed to performance.

During the market correction and spike in volatility in the first quarter, the managed risk component was a meaningful contributor to performance as it quickly and significantly reduced the Portfolio's equity exposure as major equity markets globally fell 30-40%. The market's recovery in the second quarter was historic in both its degree and pace, and occurred while volatility remained elevated, a rarity. While the Portfolio increased its equity exposure considerably during this recovery period, it was underweight equity given the environment of heightened volatility, which resulted in the managed risk component detracting from performance in the second quarter. The final two quarters of 2020 would be characterized by a persistent level of elevated volatility and some brief spikes that would keep the Portfolio below its maximum equity position despite the equity markets generally pushing higher. The managed risk component detracted from performance during this period and as a result, during 2020 overall.

How was the Portfolio positioned at period end?

Within equities, the Portfolio continued to own ESG-aware underlying ETFs, technology, value, and minimum-volatility exposures. Within fixed income, the Portfolio maintained a preference for credit over treasuries. The BFM investment team continues to see a supportive backdrop for risk assets, with aggressively supportive monetary policy, low yields, and resurgent economic prospects supporting continued preference for equities over bonds. Over 2021, the BFM team expects vaccinations will drive steep and sustained declines in COVID-19 infections, driving a surge in consumer confidence and demand globally. A stable political environment adds further fuel to the longer-term reflation trade. BFM believes that the election outcome in favor of the Democrats may increase the prospect for larger fiscal stimulus and associated spending programs, but more polarizing agenda items could be more difficult to pass.

Global Atlantic Moderate Growth Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2020 as compared to its benchmark:

			Annualized			Operating Expense*
	Inception Date	One Year	Three Years	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Moderate Growth Managed Risk Portfolio
Class II	April 30, 2014	8.08%	5.42%	6.89%	5.48%	0.99%	0.99%
S&P Global Managed Risk LargeMidCap Index - Moderate Conservative^		7.11%	6.20%	7.49%	5.68%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser's asset allocation decisions.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated April 30, 2020. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P Global Managed Risk LargeMidCap Index - Moderate Conservative is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 40% to the underlying bond index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	95.3%
Short-Term Investments	4.8%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2020.

Global Atlantic Moderate Growth Managed Risk Portfolio

Portfolio of Investments

December 31, 2020

	Shares/ Principal	Fair Value
EXCHANGE TRADED FUNDS - 95.3%
DEBT FUNDS - 29.3%
BlackRock Short Maturity Bond ETF	34,614	$1,736,584
iShares 0-5 Year High Yield Corporate Bond ETF	36,774	1,671,011
iShares 10+ Year Investment Grade Corporate Bond ETF	124,529	9,093,108
iShares 20+ Year Treasury Bond ETF	4,668	736,284
iShares 3-7 Year Treasury Bond ETF	45,710	6,078,516
iShares 5-10 Year Investment Grade Corporate Bond ETF	21,655	1,338,062
iShares 7-10 Year Treasury Bond ETF	16,158	1,938,152
iShares iBoxx $ Investment Grade Corporate Bond ETF	9,690	1,338,480
iShares MBS ETF	12,130	1,335,877
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	121,168	6,684,838
iShares U.S. Treasury Bond ETF	346,696	9,443,999
TOTAL DEBT FUNDS		41,394,911
EQUITY FUNDS - 66.0%
iShares Core MSCI EAFE ETF	93,426	6,454,802
iShares Core MSCI Emerging Markets ETF	8,853	549,240
iShares Core S&P 500 ETF	105,090	39,449,735
iShares Core S&P Mid-Cap ETF	30,093	6,916,274
iShares Core S&P Small-Cap ETF	66,701	6,129,822
iShares Global Tech ETF	7,873	2,362,294
	Shares/ Principal	Fair Value
EQUITY FUNDS - 66.0% (Continued)
iShares MSCI EAFE Growth ETF	40,260	$4,062,636
iShares MSCI USA Min Vol Factor ETF	39,786	2,700,674
iShares MSCI USA Value Factor ETF	46,690	4,057,828
iShares Trust iShares ESG Aware MSCI USA ETF	192,800	16,586,584
iShares, Inc. iShares ESG Aware MSCI EM ETF	91,845	3,855,653
TOTAL EQUITY FUNDS		93,125,542
TOTAL EXCHANGE TRADED FUNDS (Cost - $101,655,931)		134,520,453
SHORT-TERM INVESTMENTS - 4.8%
MONEY MARKET FUNDS - 4.8%
Dreyfus Government Cash Management, 0.03% (a)	6,751,599	6,751,599
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a)	6,904	6,904
TOTAL SHORT-TERM INVESTMENTS (Cost - $6,758,503)		6,758,503
TOTAL INVESTMENTS - 100.1% (Cost - $108,414,434)		$141,278,956
OTHER ASSETS LESS LIABILITIES - NET (0.1)%		(92,726)
TOTAL NET ASSETS - 100.0%		$141,186,230

(a)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio

Portfolio Review

December 31, 2020 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The Portfolio is sub-advised by Pacific Investment Management Company LLC ("PIMCO").

How did the Portfolio perform during the period?

During 2020, the Portfolio outperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate. The Portfolio posted a return of 8.57% compared to a benchmark return of 7.11%, a difference of 146 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio's performance?

The beginning of 2020 introduced fresh economic risks, particularly heightened by virus-related fears, which sparked a severe sell-off across global markets. Risk assets broadly gained after the first quarter, however, as financial markets began a rapid recovery – supported by an easing in lockdown measures, fiscal and monetary policy support, and policymaker's commitment to supportive policy stances. Further positive vaccine developments and the U.S. election outcomes bolstered market optimism with the S&P 500® Index hitting record highs and credit spreads tightening.

Dynamic equity exposure contributed in the first quarter as the Portfolio de-risked quickly during the sharp market drawdown. While the market rallied after the first quarter drawdown, volatility remained high and the Portfolio remained underweight equity exposure throughout the year, ultimately detracting from performance.

The Portfolio's fixed income allocation contributed to absolute and relative performance. The Portfolio was neutral duration most of the year. Tactically short exposure to duration in the U.K. detracted from performance, though a preference to U.S. duration throughout the year contributed as rates fell. Within spread sectors, an allocation to emerging markets external debt contributed to performance, but was offset by selection within non-agency mortgage-backed securities which detracted from performance.

How was the Portfolio positioned at period end?

The Portfolio ended the year underweight equity exposure as market volatility remained high. Within fixed income, the Portfolio had an underweight to duration overall including underweights to U.S. duration and other developed regions, including the U.K. PIMCO finds attractive opportunities in specific credits that benefit from U.S. growth and a resurgent housing sector, though the Portfolio overall remained underweight investment grade credit at the end of the period.

The Portfolio's performance figures for the periods ended December 31, 2020 as compared to its benchmark:

			Annualized			Operating Expense*
	Inception Date	One Year	Three Years	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic PIMCO Tactical Allocation Portfolio
Class II	April 30, 2015	8.57%	6.29%	7.43%	5.62%	1.31%	1.21%
S&P Global Managed Risk LargeMidCap Index - Moderate^		7.11%	6.33%	7.90%	5.65%

Global Atlantic PIMCO Tactical Allocation Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated April 30, 2020. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P Global Managed Risk LargeMidCap Index - Moderate is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 30% to the underlying bond index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	30.0%
U.S. Treasury Securities Long-Term	26.8%
Agency Mortgage Backed Securities	21.3%
U.S. Treasury Securities Short-Term	17.5%
Corporate Bonds and Notes	11.4%
Asset Backed and Commercial Backed Securities	4.2%
Sovereign Debts	2.0%
Municipal Bonds	0.4%
Short-Term Investments	0.1%
Other Assets less Liabilities - Net	(13.7)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2020.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

Global Atlantic PIMCO Tactical Allocation Portfolio

Portfolio of Investments

December 31, 2020

	Shares/ Principal	Fair Value
EXCHANGE TRADED FUNDS - 30.0%
EQUITY FUNDS - 30.0%
iShares MSCI EAFE ETF	59,479	$4,339,588
SPDR S&P 500 ETF Trust	11,726	4,384,117
TOTAL EXCHANGE TRADED FUNDS (Cost - $6,039,484)		8,723,705
U.S. TREASURY SECURITIES - 26.8%
U.S. Treasury Note
1.13%, 8/31/21	$700,000	704,758
2.00%, 12/31/21	100,000	101,867
1.88%, 3/31/22	1,400,000	1,430,625
1.88%, 4/30/22	500,000	511,640
2.00%, 6/30/24	300,000	318,762
0.38%, 4/30/25	100,000	100,363
2.13%, 5/15/25	110,000	118,722
1.88%, 7/31/26	100,000	107,961
2.00%, 11/15/26	200,000	217,680
1.75%, 12/31/26	100,000	107,465
1.50%, 2/15/30	700,000	740,551
0.88%, 11/15/30	200,000	199,344
U.S. Treasury Bond
6.25%, 5/15/30	320,000	476,950
1.38%, 11/15/40	300,000	296,625
4.38%, 5/15/41	100,000	153,297
3.13%, 11/15/41	80,000	104,628
2.88%, 11/15/46	100,000	127,762
2.75%, 11/15/47	25,000	31,373
3.13%, 5/15/48	140,000	187,928
2.00%, 2/15/50	880,000	955,763
1.38%, 8/15/50	370,000	346,528
U.S. Treasury Inflation Indexed Note, 0.50%, 1/15/28	105,563	119,688
U.S. Treasury Inflation Indexed Bond, 2.38%, 1/15/27	129,119	160,514
U.S. Treasury STRIP Principal, 0.00%, 5/15/50 (a)	300,000	182,271
TOTAL U.S. TREASURY SECURITIES (Cost - $7,549,839)		7,803,065
AGENCY MORTGAGE BACKED SECURITIES - 21.3%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.1%
Federal Home Loan Mortgage Corporation, 0.25%, 8/24/23	600,000	601,183
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 15.2%
Federal National Mortgage Association
0.38%, 8/25/25	300,000	299,934
0.75%, 10/8/27	40,000	40,155
0.88%, 8/5/30	200,000	196,278
1.50%, 1/1/36 (b)	100,000	102,890
2.00%, 1/1/51 (b)	900,000	934,875
4.00%, 1/1/51 (b)	1,200,000	1,281,375
	Shares/ Principal	Fair Value
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 15.2% (Continued)
3.00%, 2/1/51 (b)	$600,000	$629,203
4.00%, 2/1/51 (b)	700,000	748,508
2.00%, 3/1/51 (b)	200,000	207,219
		4,440,437
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.0%
Government National Mortgage Association, 3.50%, 2/20/51 (b)	1,100,000	1,164,969
TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $6,188,793)		6,206,589
CORPORATE BONDS AND NOTES - 11.4%
AEROSPACE & DEFENSE - 0.2%
Spirit AeroSystems, Inc., 3.95%, 6/15/23	50,000	49,000
AIRLINES - 0.5%
American Airlines 2013-1 Class A Pass Through Trust, 4.00%, 7/15/25	21,790	18,556
American Airlines 2019-1 Class A Pass Through Trust, 3.50%, 2/15/32	9,652	8,313
JetBlue 2020-1 Class A Pass-Through Trust, 4.00%, 11/15/32	10,000	10,794
Spirit Airlines Pass-Through Trust 2015-1A, 4.10%, 4/1/28	35,405	33,655
United Airlines 2016-1 Class AA Pass-Through Trust, 3.10%, 7/7/28	84,170	84,688
		156,006
AUTO MANUFACTURERS - 0.1%
Nissan Motor Acceptance Corp., 2.80%, 1/13/22 (c)	30,000	30,508
BANKS - 1.7%
Banco La Hipotecaria SA, 4.75%, 11/15/22 (c)	100,000	103,240
Bank of America Corp., 3.42%, (3 Month US Libor + 1.04%), 12/20/28 (d)	11,000	12,425
Citigroup, Inc., 3.67%, (3 Month US Libor + 1.39%), 7/24/28 (d)	100,000	113,370
Mitsubishi UFJ Financial Group, Inc., 3.41%, 3/7/24	100,000	108,671
Natwest Group PLC, 2.88%, (1 Year ICE GBP Swap + 1.49%), 9/19/26 (d)	100,000	148,376
		486,082
BIOTECHNOLOGY - 0.2%
Royalty Pharma PLC, 0.75%, 9/2/23 (c)	50,000	50,239
CHEMICALS - 0.1%
Syngenta Finance NV, 3.13%, 3/28/22	30,000	30,526
COMPUTERS - 0.4%
Dell International LLC / EMC Corp., 5.30%, 10/1/29 (c)	100,000	122,595

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
DIVERSIFIED FINANCIAL SERVICES - 0.3%
Aviation Capital Group LLC, 4.13%, 8/1/25 (c)	$30,000	$31,451
Avolon Holdings Funding Ltd., 4.38%, 5/1/26 (c)	40,000	43,332
Stifel Financial Corp., 4.00%, 5/15/30	20,000	22,855
		97,638
ELECTRIC - 1.1%
Alabama Power Co., 1.45%, 9/15/30	30,000	30,181
Entergy Corp., 2.80%, 6/15/30	20,000	21,600
FirstEnergy Corp., 2.25%, 9/1/30	50,000	48,365
NRG Energy, Inc., 2.45%, 12/2/27 (c)	10,000	10,528
Pacific Gas and Electric Co., 4.25%, 3/15/46	50,000	53,677
Rochester Gas and Electric Corp., 1.85%, 12/1/30 (c)	40,000	39,966
San Diego Gas & Electric Co., 1.70%, 10/1/30	40,000	40,457
Southern California Edison Co.
4.65%, 10/1/43	20,000	24,783
4.00%, 4/1/47	50,000	58,730
		328,287
ELECTRONICS - 0.1%
Flex Ltd., 4.88%, 6/15/29	30,000	35,436
FOOD - 0.1%
Kraft Heinz Foods Co., 3.95%, 7/15/25	26,000	28,633
GAS - 0.1%
Washington Gas Light Co., 3.80%, 9/15/46	30,000	35,777
HEALTHCARE-PRODUCTS - 0.1%
Boston Scientific Corp., 2.65%, 6/1/30	30,000	32,133
HEALTHCARE-SERVICES - 0.2%
Adventist Health System/West, 2.43%, 9/1/24	40,000	41,469
Memorial Sloan-Kettering Cancer Center, 2.96%, 1/1/50	20,000	21,281
		62,750
INSURANCE - 0.6%
Fairfax Financial Holdings Ltd., 4.63%, 4/29/30	50,000	55,945
Fidelity National Financial, Inc., 3.40%, 6/15/30	50,000	54,909
First American Financial Corp., 4.00%, 5/15/30	50,000	57,313
New York Life Global Funding, 1.20%, 8/7/30 (c)	10,000	9,698
		177,865
INTERNET - 0.0%†
Alphabet, Inc., 2.25%, 8/15/60	10,000	9,670
LODGING - 0.1%
Hyatt Hotels Corp., 3.23%, (3 Month US Libor + 3.00%), 9/1/22 (d)	30,000	30,340
	Shares/ Principal	Fair Value
MACHINERY-DIVERSIFIED - 0.2%
Westinghouse Air Brake Technologies Corp., 4.40%, 3/15/24	$40,000	$43,775
MEDIA - 0.4%
Charter Communications Operating LLC / Charter Communications Operating Capital
3.75%, 2/15/28	100,000	112,123
2.30%, 2/1/32	10,000	10,012
		122,135
MISCELLANEOUS MANUFACTURING - 0.2%
General Electric Co., 4.25%, 5/1/40	40,000	47,288
Textron, Inc., 2.45%, 3/15/31	20,000	20,591
		67,879
OIL & GAS - 0.4%
Concho Resources, Inc., 2.40%, 2/15/31	30,000	31,399
Diamondback Energy, Inc., 2.88%, 12/1/24	30,000	31,534
Equinor ASA, 3.13%, 4/6/30	40,000	45,345
		108,278
PHARMACEUTICALS - 0.4%
AbbVie, Inc., 2.60%, 11/21/24	10,000	10,718
Bayer US Finance II LLC, 2.75%, 7/15/21 (c)	100,000	101,235
		111,953
PIPELINES - 1.3%
Enterprise Products Operating LLC, 3.20%, 2/15/52	50,000	50,837
MPLX LP, 1.75%, 3/1/26	30,000	31,047
NGPL PipeCo LLC, 4.88%, 8/15/27 (c)	30,000	33,989
ONEOK Inc., 4.35%, 3/15/29	100,000	113,410
Rockies Express Pipeline LLC, 4.80%, 5/15/30 (c)	40,000	40,727
Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	100,000	114,329
		384,339
REITS - 1.4%
American Campus Communities Operating Partnership LP, 2.85%, 2/1/30	40,000	41,879
American Tower Corp., 2.25%, 1/15/22	100,000	101,920
CubeSmart LP, 3.00%, 2/15/30	40,000	43,740
GLP Capital LP / GLP Financing II Inc., 5.38%, 4/15/26	40,000	45,907
Host Hotels & Resorts LP, 4.00%, 6/15/25	10,000	10,748
Hudson Pacific Properties LP, 4.65%, 4/1/29	100,000	116,814
Weyerhaeuser Co., 4.00%, 4/15/30	40,000	47,369
		408,377
SEMICONDUCTORS - 0.5%
Broadcom, Inc., 4.30%, 11/15/32	50,000	59,275
Marvell Technology Group Ltd., 4.20%, 6/22/23	20,000	21,643

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal		Fair Value
SEMICONDUCTORS - 0.5% (Continued)
NXP BV / NXP Funding LLC / NXP USA, Inc., 3.88%, 6/18/26 (c)		$50,000	$57,256
			138,174
SOFTWARE - 0.2%
Activision Blizzard, Inc., 2.50%, 9/15/50		10,000	9,774
Fair Isaac Corp., 4.00%, 6/15/28 (c)		30,000	31,575
			41,349
TELECOMMUNICATIONS - 0.5%
AT&T, Inc.
2.55%, 12/1/33 (c)		35,000	35,880
3.65%, 6/1/51		20,000	20,942
Level 3 Financing, Inc., 3.88%, 11/15/29 (c)		30,000	33,316
Motorola Solutions, Inc., 2.30%, 11/15/30		10,000	10,193
Sprint Corp., 7.25%, 9/15/21		30,000	31,215
			131,546
TOTAL CORPORATE BONDS AND NOTES (Cost - $3,120,459)			3,321,290
SOVEREIGN DEBTS - 2.0%
Development Bank of Japan, Inc., 1.63%, 9/1/21 (c)		200,000	201,528
Japan Finance Organization for Municipalities, 2.13%, 10/25/23 (c)		200,000	209,014
Peruvian Government International Bond, 8.20%, 8/12/26 (c)	PEN	100,000	37,527
Romanian Government International Bond, 2.63%, 12/2/40 (c)	EUR	10,000	13,016
Serbia International Bond, 1.50%, 6/26/29	EUR	100,000	126,432
TOTAL SOVEREIGN DEBTS (Cost - $560,087)			587,517
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 4.2%
Aames Mortgage Investment Trust 2006-1, 0.63%, (1 Month US Libor + 0.48%), 4/25/36 (d)		182,657	158,758
ACE Securities Corp Home Equity Loan Trust Series 2002-HE2, 1.42%, (1 Month US Libor + 1.28%), 8/25/32 (d)		7,537	7,052
ACE Securities Corp Home Equity Loan Trust Series 2006-OP1, 0.30%, (1 Month US Libor + 0.15%), 4/25/36 (d)		1,988	1,975
Alternative Loan Trust 2005-14, 0.57%, (1 Month US Libor + 0.42%), 5/25/35 (d)		46,252	40,938
Alternative Loan Trust 2005-J12, 0.69%, (1 Month US Libor + 0.54%), 8/25/35 (d)		21,396	11,921
Alternative Loan Trust 2006-OA9, 0.36%, (1 Month US Libor + 0.21%), 7/20/46 (d)		13,116	7,548
American Home Mortgage Assets Trust 2006-2, 0.53%, (1 Month US Libor + 0.38%), 9/25/46 (d)		21,216	15,205
Bear Stearns ALT-A Trust 2005-7, 3.15%, 9/25/35 (e)		17,365	12,077
	Shares/ Principal	Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 4.2% (Continued)
Bear Stearns ALT-A Trust 2005-8, 2.95%, 10/25/35 (e)	$7,813	$6,782
ChaseFlex Trust Series 2007-2, 0.43%, (1 Month US Libor + 0.28%), 5/25/37 (d)	21,259	17,931
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-3, 0.40%, (1 Month US Libor + 0.25%), 8/25/35 (c),(d)	9,329	8,649
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-4, 0.38%, (1 Month US Libor + 0.23%), 10/25/35 (c),(d)	10,747	9,233
CHL Mortgage Pass-Through Trust 2006-6, 6.00%, 4/25/36	91,563	66,502
Citigroup Commercial Mortgage Trust 2019-SMRT, 4.15%, 1/10/36 (c)	100,000	108,561
Citigroup Mortgage Loan Trust 2007-AMC1, 0.31%, (1 Month US Libor + 0.16%), 12/25/36 (c),(d)	25,070	17,215
Countrywide Asset-Backed Certificates
0.52%, (1 Month US Libor + 0.37%), 4/25/36 (d)	105,755	100,896
0.41%, (1 Month US Libor + 0.26%), 12/25/36 (d)	13,513	11,785
0.30%, (1 Month US Libor + 0.15%), 5/25/37 (d)	20,167	19,542
0.29%, (1 Month US Libor + 0.14%), 6/25/47 (d)	19,185	16,327
Credit Suisse First Boston Mortgage Securities Corp., 4.50%, 7/25/20	5,039	5,461
CWABS Asset-Backed Certificates Trust 2006-17, 0.30%, (1 Month US Libor + 0.15%), 3/25/47 (d)	7,642	7,140
Encore Credit Receivables Trust 2005-1, 0.81%, (1 Month US Libor + 0.66%), 7/25/35 (d)	15,314	14,615
FBR Securitization Trust, 0.83%, (1 Month US Libor + 0.68%), 10/25/35 (d)	16,133	15,201
Freddie Mac Multifamily Structured Pass Through Certificates, 0.85%, (1 Month US Libor + 0.70%), 9/25/22 (d)	2,497	2,494
Government National Mortgage Association
0.74%, (1 Month US Libor + 0.60%), 5/20/65 (d)	64,470	64,267
0.76%, (1 Month US Libor + 0.62%), 8/20/65 (d)	71,526	71,335
0.84%, (1 Month US Libor + 0.70%), 10/20/65 (d)	684	688
1.14%, (1 Month US Libor + 1.00%), 12/20/65 (d)	66,545	67,271
Great Hall Mortgages No 1 PLC, 0.37%, (3 Month US Libor + 0.13%), 6/18/39 (c),(d)	22,467	21,419
GreenPoint Mortgage Funding Trust 2006-AR2, 2.61%, (1 Year CMT + 2.00%), 3/25/36 (d)	20,874	19,284

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 4.2% (Continued)
GSAMP Trust 2006-HE4, 0.29%, (1 Month US Libor + 0.14%), 6/25/36 (d)	$15,095	$13,791
GSR Mortgage Loan Trust 2005-AR6, 3.20%, 9/25/35 (e)	6,454	6,273
Impac CMB Trust Series 2005-8, 0.85%, (1 Month US Libor + 0.70%), 2/25/36 (d)	8,071	6,923
IndyMac INDX Mortgage Loan Trust 2006-AR4, 0.57%, (1 Month US Libor + 0.42%), 5/25/46 (d)	13,513	11,819
JP Morgan Mortgage Trust 2006-S2, 5.88%, 6/25/21	913	883
Long Beach Mortgage Loan Trust 2004-2, 1.77%, (1 Month US Libor + 1.62%), 6/25/34 (d)	5,984	5,756
Long Beach Mortgage Loan Trust 2005-3, 0.67%, (1 Month US Libor + 0.52%), 8/25/45 (d)	22,491	19,286
Long Beach Mortgage Loan Trust 2006-7, 0.30%, (1 Month US Libor + 0.16%), 8/25/36 (d)	26,187	15,883
MortgageIT Trust 2005-4, 0.71%, (1 Month US Libor + 0.56%), 10/25/35 (d)	6,233	5,969
New Residential Mortgage Loan Trust 2019-RPL3, 2.75%, 7/25/59 (c),(e)	85,283	89,651
RASC Series 2004-KS10 Trust, 1.87%, (1 Month US Libor + 1.73%), 11/25/34 (d)	18,722	15,881
Reperforming Loan REMIC Trust 2006-R1, 0.49%, (1 Month US Libor + 0.34%), 1/25/36 (c),(d)	8,295	7,582
SLC Student Loan Trust 2006-2, 0.32%, (3 Month US Libor + 0.10%), 9/15/26 (d)	5,354	5,346
Soundview Home Loan Trust 2007-WMC1, 0.26%, (1 Month US Libor + 0.11%), 2/25/37 (d)	16,282	4,767
Structured Adjustable Rate Mortgage Loan Trust
3.08%, 2/25/34 (e)	4,538	3,989
2.78%, 9/25/34 (e)	4,277	3,922
Structured Adjustable Rate Mortgage Loan Trust Series 2005-19XS, 0.45%, (1 Month US Libor + 0.30%), 10/25/35 (d)	6,125	5,810
Structured Asset Investment Loan Trust 2004-7, 1.20%, (1 Month US Libor + 1.05%), 8/25/34 (d)	4,295	3,993
Structured Asset Securities Corp Mortgage Loan Trust 2006-BC2, 0.30%, (1 Month US Libor + 0.15%), 9/25/36 (d)	13,770	11,368
WaMu Mortgage Pass-Through Certificates Series 2006-AR9 Trust, 2.00%, (COFI + 1.50%), 8/25/46 (d)	36,642	31,575
WaMu Mortgage Pass-Through Certificates Series 2007-HY4 Trust, 3.21%, 4/25/37 (e)	12,314	10,178
TOTAL ASSET BACKED AND COMMERCIAL BACKED SECURITIES (Cost - $1,247,057)		1,208,717
	Shares/ Principal	Fair Value
MUNICIPAL BONDS - 0.4%
New Jersey Transportation Trust Fund Authority, 2.55%, 6/15/23	$30,000	$31,157
New York State Urban Development Corp., 1.83%, 3/15/29	40,000	41,099
State of Wisconsin, 2.10%, 5/1/26	20,000	21,330
University of California, 1.61%, 5/15/30	20,000	20,210
TOTAL MUNICIPAL BONDS (Cost - $110,000)		113,796
SHORT-TERM INVESTMENTS - 17.6%
U.S. TREASURY SECURITIES - 17.5%
U.S. Treasury Bill
0.08%, 1/7/21 (a)	200,000	199,999
0.08%, 1/14/21 (a)	1,900,000	1,899,976
0.08%, 1/19/21 (a)	200,000	199,997
0.08%, 1/26/21 (a)	600,000	599,983
0.08%, 2/4/21 (a)	300,000	299,986
0.08%, 2/9/21 (a)	300,000	299,986
0.09%, 2/11/21 (a)	800,000	799,949
0.09%, 3/4/21 (a)	100,000	99,989
0.09%, 3/9/21 (a)	200,000	199,970
0.09%, 5/27/21 (a)	500,000	499,846
TOTAL U.S. TREASURY SECURITIES (Cost - $5,099,530)		5,099,681
MONEY MARKET FUNDS - 0.1%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (f) (Cost - $31,127)	31,127	31,127
TOTAL SHORT-TERM INVESTMENTS (Cost - $5,130,657)		5,130,808
TOTAL INVESTMENTS - 113.7% (Cost - $29,946,376)		$33,095,487
OTHER ASSETS LESS LIABILITIES - NET (13.7)%		(3,981,128)
TOTAL NET ASSETS - 100.0%		$29,114,359

†  Represents less than 0.05%.

(a)  Rate shown represents discount rate at the time of purchase.

(b)  When-issued, or delayed delivery. All or a portion may be subject to dollar-roll transactions.

(c)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2020, these securities amounted to $1,498,930 or 5.1% of net assets.

(d)  Variable rate security. The rate shown is the rate in effect at period end.

(e)  Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

(f)  The rate shown is the annualized seven-day yield at period end.

CMT - Treasury Constant Maturity Rate

COFI - 11th District Monthly Weighted Average Cost of Funds Index

EUR - EURO

ICE GBP Swap - Ice Swap Rate

Libor - London Interbank Offer Rate

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduit

STRIP - Separate trading of registered interest and principal of securities

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio

Portfolio of Investments (Continued)

December 31, 2020

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
Euro-BTP Future	Goldman Sachs & Co.	3	3/8/2021	$557,975	$2,190
S&P 500 E-Mini Future	Goldman Sachs & Co.	13	3/19/2021	2,436,720	61,633
U.S. 5 Year Note Future	Goldman Sachs & Co.	11	3/31/2021	1,387,805	1,214
					65,037
SHORT FUTURES CONTRACTS
Euro-Bund Future	Goldman Sachs & Co.	3	3/8/2021	652,054	(220)
Euro-OAT Future	Goldman Sachs & Co.	1	3/8/2021	205,385	(1,089)
Long Gilt Future	Goldman Sachs & Co.	2	3/29/2021	370,553	(3,773)
U.S. 10 Year Note Future	Goldman Sachs & Co.	4	3/22/2021	552,313	(1,094)
U.S. Ultra Bond Future	Goldman Sachs & Co.	5	3/22/2021	1,067,813	9,439
					3,263
TOTAL NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$68,300

INTEREST RATE SWAPS
Counterparty	Payment Frequency	Fund Receives	Fund Pays	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	Semi-Annually	-0.25%	6 Month Euribor	06/16/31	100,000	EUR	$(254)	$(224)	$(30)
TOTAL FAIR VALUE, PREMIUMS PAID (RECEIVED) AND NET UNREALIZED DEPRECIATION ON INTEREST RATE SWAPS							$(254)	$(224)	$(30)

CREDIT DEFAULT SWAPS
Counterparty	Reference Obligation/ Index	Payment Frequency	Buy/Sell Protection	Fixed Rate Received	Credit Rating*	Expiration Date	Notional Amount**	Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	CDX.NA.IG.33 5 yr.	Quarterly	Sell	1.00%	BAA	12/20/24	$500,000	$8,381	$7,122	$1,259
Goldman Sachs & Co.	CDX.NA.IG.34 5 yr.	Quarterly	Sell	1.00%	BAA	06/20/25	200,000	3,332	(3,101)	6,433
Goldman Sachs & Co.	CDX.NA.IG.35 5 yr.	Quarterly	Sell	1.00%	BAA+	12/20/25	900,000	22,326	20,239	2,087
Goldman Sachs & Co.	CDX.NA.HY.35 5 yr.	Quarterly	Sell	5.00%	B+	12/20/25	200,000	18,957	7,473	11,484
TOTAL FAIR VALUE, PREMIUMS PAID (RECEIVED) AND NET UNREALIZED APPRECIATION ON CREDIT DEFAULT SWAPS								$52,996	$31,733	$21,263

*  Credit ratings for the underlying securities in the index are assigned based on the higher ratings of either Moody's or S&P. If both are unrated, then Fitch is used. If all three agencies are unrated, a credit rating is assigned using an internal credit analyst rating.

**  The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

FORWARD FOREIGN CURRENCY CONTRACTS
Settlement Date	Counterparty	Currency Units to Receive		In Exchange For		Unrealized Appreciation (Depreciation)
01/08/21	Barclays Bank PLC	112,000	EUR	136,270	USD	$797
01/08/21	Barclays Bank PLC	93,453	USD	78,000	EUR	(2,004)
01/08/21	Barclays Bank PLC	136,198	USD	102,000	GBP	(3,242)
01/21/21	Barclays Bank PLC	888,000	MXN	41,339	USD	3,117
02/16/21	Barclays Bank PLC	2,592,427	RUB	35,102	USD	(224)
02/19/21	Barclays Bank PLC	17,000,000	JPY	162,168	USD	2,581
02/19/21	Barclays Bank PLC	35,272	USD	126,985	PEN	158
TOTAL NET UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS						$1,183

EUR - Euro

GBP - Pound Sterling

JPY - Japanese Yen

MXN - Mexican Peso

PEN - Peruvian Nuevo Sol

RUB - Russian Ruble

USD - United States Dollar

See accompanying notes to financial statements.

Global Atlantic Select Advisor Managed Risk Portfolio

Portfolio Review

December 31, 2020 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wilshire Associates Incorporated ("Wilshire"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2020, the Portfolio underperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate. The Portfolio posted a return of 6.61% compared to a benchmark return of 7.11%, a difference of -50 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

The Portfolio was impacted by both dynamic asset allocation tilts as well as manager selection during 2020. Sub-asset class equity (e.g. international equities, large cap value overweight, etc.) allocations detracted due to an overweight to domestic value equities (relative to growth) and an early 2020 overweight to foreign equities relative to domestic equities. The Portfolio's allocation to fixed income contributed to performance in 2020, driven primarily by the timing of allocations into high yield.

The fixed income portion of the Portfolio entered the month of February underweight credit risk on concerns of excessively tight credit spreads (rich valuations), a view which materialized very quickly. With credit spreads widening out to levels last experienced during the financial crisis of 2007-2008, the Portfolio moved to a credit overweight with the belief that most of the deleveraging pressure had subsided and that there was an attractive risk-adjusted return opportunity present in credit relative to government bonds. In the second quarter of 2020, the Portfolio increased its allocation to iShares iBoxx $ High Yield Corp Bond ETF and MFS® VIT Total Return Bond Series, while reducing exposure to iShares Core Total USD Bond Market ETF in order to increase credit risk to take advantage of wide domestic credit spreads and address the portfolio management team's preference for active management within fixed income.

Also during the second quarter, within equities, the Portfolio reduced exposure to MFS® VIT II International Intrinsic Value Portfolio, Invesco VI International Growth Fund, and iShares Core MSCI Emerging Markets ETF and increased exposure to MFS® VIT Growth Series, American Century VP Value Fund, and Putnam VT Equity Income Fund in order to remove the overweight to foreign developed and emerging markets equities due to the portfolio management team's reduced conviction in foreign equities. The U.S. had already provided substantially more fiscal and monetary stimulus relative to foreign developed nations and had demonstrated effective collaboration across political party lines. The structural headwinds that Europe faced with a unified monetary policy applied to differentiated economies was expected to prove more challenging in recovering from this downturn. Lastly, the Portfolio reduced allocation to American Century VP Mid Cap Value Fund and iShares Russell 2000 ETF and increased allocation to American Century VP Value Fund in order to remove the overweight to small and mid-cap equities due to Wilshire's eroding conviction in small cap equities. Given the rapid deterioration of the economy and uncertainty regarding the timing of its recovery, the portfolio management team believed there was significant risk in small companies. While small caps had already underperformed large caps by a large margin, smaller companies with weaker balance sheets were more likely face greater challenges in an uncertain environment.

In the second half of 2020, exposures to American Century VP Value Fund and MFS® VIT II International Intrinsic Value Portfolio were modestly reduced while the allocations to Invesco VI International Growth Fund and iShares MSCI EAFE Value ETF were eliminated in favor of MFS® VIT Growth Series and iShares Core MSCI EAFE ETF. This was done to moderate the overweight to domestic value, modestly diversify in favor of ETFs, and realize a portion of the gains.

During the market correction and spike in volatility in the first quarter, the managed risk component was a meaningful contributor to performance as it quickly and significantly reduced the Portfolio's equity exposure as major equity markets globally fell 30-40%. The market's recovery in the second quarter was historic in both its degree and pace, and occurred

Global Atlantic Select Advisor Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

while volatility remained elevated, a rarity. While the Portfolio increased its equity exposure considerably during this recovery period, it was underweight equity given the environment of heightened volatility, which resulted in the managed risk component detracting from performance in the second quarter. The final two quarters of 2020 would be characterized by a persistent level of elevated volatility and some brief spikes that would keep the Portfolio below its maximum equity position despite the equity markets generally pushing higher. The managed risk component detracted from performance during this period and as a result, during 2020 overall.

How was the Portfolio positioned at period end?

Wilshire believes that the Portfolio remains well positioned to meaningfully participate in a continued rally in risk assets, but also diversified to outperform broad market equities during a selloff. More specifically, within equities at the end of the period, the Portfolio was modestly tilted to favor value over growth equities, and within foreign equities, emerging markets over developed economies. The case for value equities is driven by a combination of highly attractive relative valuations, lower beta, and potential mean reversion. With vaccine development and distribution increasing the prospects of economic recovery, Wilshire believes that value equities exhibit the potential for higher upside in a cyclical recovery and more margin for safety in an unforeseen downturn. Earnings remain strong for many value sectors, while price-to-earnings expansion in recent years has not kept pace with growth equities. Although earnings growth and manufacturing purchasing managers' indices (PMI) within Europe have tailed off recently, Wilshire believes that the potential for outperformance exists, and that reduced trade tensions provide the opportunity for improved global trade activity and positive economic growth in developed and emerging markets. Returns could also benefit from the U.S. dollar weakening, providing a tailwind to foreign equity results, especially within emerging markets.

Within fixed income at the end of the period, the Portfolio was tilted to favor credit relative to government securities, and foreign fixed income over domestic fixed income. Despite a significant narrowing of credit spreads over the past six months, valuations of government bonds are high, with more reasonable risk-adjusted return opportunities apparent in credit relative to government bonds.

The Portfolio's performance figures for the periods ended December 31, 2020 as compared to its benchmark:

			Annualized			Operating Expense*
	Inception Date	One Year	Three Years	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Select Advisor Managed Risk Portfolio
Class II	October 31, 2013	6.61%	6.33%	7.75%	6.30%	1.89%	1.26%
S&P Global Managed Risk LargeMidCap Index - Moderate^		7.11%	6.33%	7.90%	6.07%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser's asset allocation decisions.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated April 30, 2020. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P Global Managed Risk LargeMidCap Index - Moderate is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 30% to the underlying bond index.

Global Atlantic Select Advisor Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts	78.2%
Exchange Traded Funds	17.1%
Short-Term Investments	4.8%
Other Assets less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2020.

Global Atlantic Select Advisor Managed Risk Portfolio

Portfolio of Investments

December 31, 2020

	Shares/ Principal	Fair Value
VARIABLE INSURANCE TRUSTS - 78.2%
DEBT FUNDS - 19.0%
MFS High Yield Portfolio	361,937	$2,055,803
MFS Total Return Bond Series, Class I	1,307,140	18,456,814
Total Debt Funds		20,512,617
EQUITY FUNDS - 59.2%
American Century VP Mid Cap Value, Class I	200,378	4,115,773
American Century VP Value Fund, Class I	917,008	10,242,978
MFS Growth Series	223,865	16,523,444
MFS VIT II - International Intrinsic Value Portfolio, Class I	206,999	7,255,308
MFS VIT II Blended Research Core Equity Portfolio, Class I	72,292	4,140,892
MFS VIT Mid Cap Growth Series	242,621	3,066,726
Putnam VT Equity Income	561,795	14,488,681
Putnam VT Growth Opportunities	277,344	4,135,201
TOTAL EQUITY FUNDS		63,969,003
TOTAL VARIABLE INSURANCE TRUSTS (Cost - $64,478,232)		84,481,620
EXCHANGE TRADED FUNDS - 17.1%
DEBT FUNDS - 4.7%
iShares Core Total USD Bond Market ETF	37,570	2,050,571
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	55,680	3,071,865
TOTAL DEBT FUNDS		5,122,436
	Shares/ Principal	Fair Value
EQUITY FUNDS - 12.4%
iShares Core MSCI EAFE ETF	119,256	$8,239,397
iShares Core MSCI Emerging Markets ETF	33,902	2,103,280
iShares Core S&P Small-Cap ETF	33,316	3,061,741
TOTAL EQUITY FUNDS		13,404,418
TOTAL EXCHANGE TRADED FUNDS (Cost - $17,517,860)		18,526,854
SHORT-TERM INVESTMENTS - 4.8%
MONEY MARKET FUNDS - 4.8%
Dreyfus Government Cash Management, 0.03% (a)	5,100,431	5,100,431
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a)	72,508	72,508
TOTAL SHORT-TERM INVESTMENTS (Cost - $5,172,939)		5,172,939
TOTAL INVESTMENTS - 100.1% (Cost - $87,169,031)		$108,181,413
OTHER ASSETS LESS LIABILITIES - NET (0.1)%		(69,307)
TOTAL NET ASSETS - 100.0%		$108,112,106

(a)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio Review

December 31, 2020 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wellington Management Company LLP ("Wellington Management") while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2020, the Portfolio outperformed its reference benchmark, the S&P 500 Managed Risk Index – Moderate Conservative. The Portfolio posted a return of 11.16% compared to a benchmark return of 7.07%, a difference of 409 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio's performance?

The equity portion of the Capital Appreciation and Income Component of the Portfolio outperformed the S&P 500® Index, net of fees, during the year, returning 22.74%, versus the S&P 500® Index's return of 18.40%, a difference of 434 basis points. Relative equity outperformance was driven by strong security selection within the communication services and information technology sectors, partially offset by weaker security selection within the consumer discretionary and utilities sectors.

Top relative contributors of the equity portion of the Portfolio during the period included an overweight to Etsy, an out of benchmark position in Snap, Inc., and an underweight to JPMorgan Chase & Co. Etsy, an e-commerce company focusing on handmade and craft supplies, was the largest contributor to relative performance. Shares rose over the period as the e-commerce platform's sharp spike in customer acquisitions increased brand awareness and opportunities for customer retention. Shares climbed after strong second-quarter results that beat expectations and indicated growth in gross merchandise sales may be sustainable beyond COVID-19-related demand tailwinds. Additionally, shares rose on news of adoption into the S&P 500® Index. Shares of Snap, Inc., a social media company, trended up over the period but surged in October after the company reported third quarter results that materially exceeded consensus estimates for revenue and user growth. Quarterly revenue rose 52% as many advertisers resumed or increased their marketing budgets during the quarter. The Portfolio's positioning in JPMorgan Chase & Co., an investment bank and financial services company, contributed to relative returns. Shares were volatile but ended the period lower as interest rates fell earlier in the year amid concerns about the coronavirus and its impact on the global economy. The Portfolio's position in JPMorgan Chase & Co. has grown throughout the year and is now the largest active position in the financials sector.

Top relative detractors of the equity portion of the Portfolio during the period included an overweight to Under Armour, Inc., not holding a position in benchmark constituent NVIDIA Corporation, and an overweight to Bank of America Corporation. Under Armour, Inc., the United States (US)-based athletic apparel retailer, was the top detractor during the period. Shares declined after the company reported fourth quarter 2019 and first quarter 2020 results below expectations and disappointing forward guidance amplified by the COVID-19 pandemic. In addition to lower demand, the company saw pressure on gross margins as they entered a promotional environment to unload excess inventory. The position was eliminated during the period. Not owning NVIDIA Corporation, a graphics-chip maker, detracted from relative results. Shares rose over the period following several quarters of strong earnings as the company benefited from much of the world working and learning from home. Increased sales of laptops and game consoles using NVIDIA Corporation chips lifted earnings for the company. Bank of America Corporation, an investment bank and financial services company, detracted from relative performance during the period. Similar to JPMorgan Chase & Co., shares of Bank of America Corporation were weighed down by coronavirus concerns and its impact on the economy, spurring fears of a global recession and liquidity crisis. Shares later rebounded in November after positive vaccine developments indicated a possible return to normalcy. The Portfolio has eliminated its position in Bank of America Corporation in favor of JPMorgan Chase & Co.

The fixed income portion of the Capital Appreciation and Income Component of the Portfolio outperformed the Bloomberg Barclays US Aggregate Bond Index, net of fees, during the year, returning 8.15% versus the benchmark return of 7.51%, a difference of 64 basis points. Security selection contributed positively to the fixed income portion of the Portfolio while

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

sector allocation detracted from relative returns. Security selection within investment grade corporates contributed the most to relative returns, with industrials, financials and utilities all helping results. In particular, a positive impact from security selection within industrials more than offset a negative impact from an underweight to the sector. Within non-corporate investment grade credit, an underweight to and security selection within local agency and sovereigns contributed, and an overweight to taxable municipals contributed positively, as well. Agency mortgage-backed securities (MBS) contributed positively due primarily to positioning within conventional pass-throughs, while an out-of-benchmark allocation to collateralized mortgage obligations (CMOs) marginally detracted. Within the securitized sectors, out-of-benchmark allocations to collateralized loan obligations (CLOs) and non-agency residential mortgage backed securities (NA RMBS) as well as an overweight to commercial mortgage-backed securities (CMBS) contributed to relative returns. An underweight to the short-end of the yield curve resulted in a negative impact from duration/yield curve positioning as yields declined over the period.

During the market correction and spike in volatility in the first quarter, the managed risk component was a meaningful contributor to performance as it quickly and significantly reduced the Portfolio's equity exposure as major equity markets globally fell 30-40%. The market's recovery in the second quarter was historic in both its degree and pace, and occurred while volatility remained elevated, a rarity. While the Portfolio increased its equity exposure considerably during this recovery period, it was underweight equity given the environment of heightened volatility, which resulted in the managed risk component detracting from performance in the second quarter. The final two quarters of 2020 would be characterized by a persistent level of elevated volatility and some brief spikes that would keep the Portfolio below its maximum equity position despite the equity markets generally pushing higher. The managed risk component detracted from performance during this period and as a result, during 2020 overall.

How was the Portfolio positioned at period end?

The equity portion of the Portfolio is managed in an industry-neutral structure by Wellington Management's US Research Equity Team, and is designed to add value through fundamental, bottom-up stock selection. The equity portion of the Portfolio consists of multiple sub-portfolios, with each sub-portfolio actively managed by one or more of Wellington Management's Global Industry Analysts (GIAs). The allocation of assets to each sub-portfolio corresponds to the relative weight of the analysts' coverage universe within the S&P 500® Index. However, within in an industry, an analyst's stock selection may result in an overweight or underweight to certain sub-industries in his or her area of coverage. Wellington's GIAs remain focused on fundamental, bottom-up stock selection with an eye on how the macro-economic outlook will affect the companies in which they invest.

Wellington's GIAs saw a pull forward of demand for many next generation businesses (e-commerce, electronic payments, alternative energy) throughout the year. As the pandemic enters its second year, the GIAs remain focused on COVID-19's ongoing impact and continue to assess potential short-term dislocations and long-term structural changes within their investment universe.

At the end of the period, the fixed income portion of the Portfolio was overweight investment grade credit from a market value perspective, but underweight from a spread duration perspective reflecting our more cautious view as valuations are less compelling given near term uncertainty. Also, the Portfolio had a moderate underweight duration stance as the team expects the Federal Reserve (Fed) to hold short rates low while long rates could rise as economic activity recovers post vaccine rollout. The Portfolio was most underweight investment grade corporates and US governments while being most overweight asset backed securities and non-corporate investment grade credit. On an industry basis at the end of the period, the Portfolio was positioned overweight the less cyclical sectors like communications and utilities while remaining cautious on more cyclical sectors such as energy. The Portfolio retained an overweight to taxable municipals at the end of the period given the diversification benefit and still strong underlying credit quality coupled with relatively attractive valuations. The team believes Agency MBS is well supported by Fed buying despite concerns around prepayment speeds. At the end of the period, the Portfolio held an allocation to CMOs (collateralized mortgage obligations) and a modest allocation to delegated underwriting and servicing (DUS) for their stable cash flows. The Portfolio also held out-of-benchmark allocations to collateral loan obligations (CLOs) and non-agency residential mortgages (NA RMBS) as well as an overweight to commercial mortgage backed securities (CMBS).

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2020 as compared to its benchmark:

			Annualized			Operating Expense*
	Inception Date	One Year	Three Years	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Wellington Research Managed Risk Portfolio
Class II	October 31, 2013	11.16%	7.98%	8.48%	7.73%	1.21%	1.21%
S&P 500 Managed Risk Index - Moderate Conservative^		7.07%	7.46%	8.69%	7.80%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated April 30, 2020. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P 500 Managed Risk Index - Moderate Conservative is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 40% to the underlying bond index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	64.3%
Corporate Bonds and Notes	11.3%
Short-Term Investments	9.1%
U.S. Treasury Securities	7.4%
Agency Mortgage Backed Securities	7.3%
Asset Backed and Commercial Backed Securities	4.3%
Municipal Bonds	0.9%
Sovereign Debts	0.1%
Other Assets less Liabilities - Net	(4.7)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2020.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments

December 31, 2020

	Shares/ Principal	Fair Value
COMMON STOCKS - 64.3%
AEROSPACE & DEFENSE - 1.4%
Boeing Co. (The)	7,145	$1,529,459
Curtiss-Wright Corp.	6,142	714,622
Lockheed Martin Corp.	6,398	2,271,162
Raytheon Technologies Corp.	27,473	1,964,594
		6,479,837
AIR FREIGHT & LOGISTICS - 0.4%
FedEx Corp.	7,144	1,854,725
AIRLINES - 0.1%
JetBlue Airways Corp.*	31,267	454,622
AUTOMOBILES - 0.9%
Tesla, Inc.*	5,724	4,039,255
BANKS - 1.5%
JPMorgan Chase & Co.	55,301	7,027,098
BEVERAGES - 0.7%
Constellation Brands, Inc., Class A	10,243	2,243,729
Molson Coors Beverage Co., Class B	13,500	610,065
Monster Beverage Corp.*	1,000	92,480
		2,946,274
BIOTECHNOLOGY - 1.4%
4D Molecular Therapeutics, Inc.*	2,500	103,625
Alnylam Pharmaceuticals, Inc.*	1,144	148,686
Apellis Pharmaceuticals, Inc.*	2,808	160,618
Arena Pharmaceuticals, Inc.*	1,714	131,687
Ascendis Pharma A/S, ADR*	781	130,255
Avidity Biosciences, Inc.*	1,626	41,496
BioAtla, Inc.*	3,600	122,436
Biogen, Inc.*	800	195,888
Black Diamond Therapeutics, Inc.*	2,730	87,496
Constellation Pharmaceuticals, Inc.*	3,230	93,024
Exact Sciences Corp.*	5,145	681,661
Five Prime Therapeutics, Inc.*	3,568	60,692
Forma Therapeutics Holdings, Inc.*	1,379	48,127
Gamida Cell Ltd.*	10,909	91,526
Global Blood Therapeutics, Inc.*	2,253	97,577
Incyte Corp.*	2,275	197,879
Kodiak Sciences, Inc.*	1,187	174,382
Madrigal Pharmaceuticals, Inc.*	790	87,824
Mersana Therapeutics, Inc.*	5,987	159,314
Mirati Therapeutics, Inc.*	608	133,541
Myovant Sciences Ltd.*	34,446	951,399
Olema Pharmaceuticals, Inc.*	3,328	160,010
Oyster Point Pharma, Inc.*	3,830	72,081
PTC Therapeutics, Inc.*	1,990	121,450
Regeneron Pharmaceuticals, Inc.*	347	167,639
Rocket Pharmaceuticals, Inc.*	1,932	105,951
Sage Therapeutics, Inc.*	1,635	141,444
Sarepta Therapeutics, Inc.*	685	116,786
	Shares/ Principal	Fair Value
BIOTECHNOLOGY - 1.4% (Continued)
Seagen, Inc.*	956	$167,434
Sigilon Therapeutics, Inc.*	3,207	154,032
TCR2 Therapeutics, Inc.*	5,226	161,640
TG Therapeutics, Inc.*	1,000	52,020
Turning Point Therapeutics, Inc.*	1,097	133,669
Vertex Pharmaceuticals, Inc.*	3,609	852,951
		6,306,240
BUILDING PRODUCTS - 0.4%
Johnson Controls International PLC	10,584	493,109
Trane Technologies PLC	7,827	1,136,167
		1,629,276
CAPITAL MARKETS - 2.8%
Ares Management Corp., Class A	38,468	1,809,919
Blackstone Group, Inc. (The), Class A	20,982	1,359,843
Charles Schwab Corp. (The)	70,946	3,762,976
Hamilton Lane, Inc., Class A	13,109	1,023,158
LPL Financial Holdings, Inc.	19,398	2,021,660
S&P Global, Inc.	5,782	1,900,717
StepStone Group, Inc., Class A*	24,293	966,861
		12,845,134
CHEMICALS - 1.6%
Cabot Corp.	16,776	752,907
Celanese Corp.	8,773	1,139,964
FMC Corp.	9,963	1,145,047
Ingevity Corp.*	6,213	470,510
Linde PLC	8,123	2,140,492
Livent Corp.*	9,201	173,347
PPG Industries, Inc.	10,776	1,554,115
		7,376,382
CONSTRUCTION & ENGINEERING - 0.2%
Dycom Industries, Inc.*	8,967	677,188
CONSUMER FINANCE - 0.4%
American Express Co.	7,997	966,917
OneMain Holdings, Inc.	12,933	622,854
		1,589,771
CONTAINERS & PACKAGING - 0.1%
Ball Corp.	5,987	557,869
DIVERSIFIED CONSUMER SERVICES - 0.0%†
Houghton Mifflin Harcourt Co.*	42,024	139,940
DIVERSIFIED FINANCIAL SERVICES - 0.5%
Equitable Holdings, Inc.	41,173	1,053,617
Reinvent Technology Partners*	21,870	267,908
Therapeutics Acquisition Corp., Class A*	10,500	146,475
Voya Financial, Inc.	13,252	779,350
		2,247,350

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
ELECTRIC UTILITIES - 1.9%
Duke Energy Corp.	28,584	$2,617,151
Edison International	28,695	1,802,620
Exelon Corp.	46,140	1,948,031
FirstEnergy Corp.	67,464	2,065,073
Southern Co. (The)	6,363	390,879
		8,823,754
ELECTRICAL EQUIPMENT - 0.1%
nVent Electric PLC	23,013	535,973
ENERGY EQUIPMENT & SERVICES - 0.1%
Schlumberger NV	26,450	577,403
ENTERTAINMENT - 1.4%
Electronic Arts, Inc.	12,916	1,854,737
Netflix, Inc.*	6,782	3,667,231
Walt Disney Co. (The)*	3,778	684,498
		6,206,466
EQUITY REAL ESTATE INVESTMENT - 1.5%
Alexandria Real Estate Equities, Inc.	8,538	1,521,642
American Tower Corp.	5,512	1,237,224
Douglas Emmett, Inc.	25,809	753,107
Equinix, Inc.	2,605	1,860,439
Healthpeak Properties, Inc.	29,045	878,030
Sun Communities, Inc.	3,932	597,467
		6,847,909
FOOD & STAPLES RETAILING - 1.2%
Performance Food Group Co.*	54,101	2,575,749
Sysco Corp.	27,388	2,033,833
US Foods Holding Corp.*	27,378	911,961
		5,521,543
FOOD PRODUCTS - 0.7%
Lamb Weston Holdings, Inc.	13,740	1,081,888
Mondelez International, Inc., Class A	35,194	2,057,793
		3,139,681
HEALTH CARE EQUIPMENT & SUPPLIES - 2.1%
Baxter International, Inc.	24,163	1,938,839
Boston Scientific Corp.*	63,399	2,279,194
Danaher Corp.	11,319	2,514,403
Edwards Lifesciences Corp.*	14,241	1,299,206
Intuitive Surgical, Inc.*	2,072	1,695,103
		9,726,745
HEALTH CARE PROVIDERS & SERVICES - 1.8%
Anthem, Inc.	5,168	1,659,393
Centene Corp.*	10,030	602,101
HCA Healthcare, Inc.	4,856	798,618
Humana, Inc.	1,468	602,276
Laboratory Corp. of America Holdings*	2,887	587,649
	Shares/ Principal	Fair Value
HEALTH CARE PROVIDERS & SERVICES - 1.8% (Continued)
McKesson Corp.	2,729	$474,627
Quest Diagnostics, Inc.	4,258	507,426
UnitedHealth Group, Inc.	8,819	3,092,647
		8,324,737
HOTELS, RESTAURANTS & LEISURE - 1.2%
Airbnb, Inc., Class A*	2,100	308,280
Carnival Corp.	19,601	424,558
Chipotle Mexican Grill, Inc.*	540	748,823
Darden Restaurants, Inc.	6,284	748,550
Hyatt Hotels Corp., Class A	21,065	1,564,076
Las Vegas Sands Corp.	26,568	1,583,453
		5,377,740
HOUSEHOLD DURABLES - 0.4%
DR Horton, Inc.	13,154	906,574
Lennar Corp., Class A	14,152	1,078,807
		1,985,381
HOUSEHOLD PRODUCTS - 1.2%
Procter & Gamble Co. (The)	40,092	5,578,401
INDUSTRIAL CONGLOMERATES - 0.8%
3M Co.	1,485	259,563
General Electric Co.	72,928	787,623
Honeywell International, Inc.	11,150	2,371,605
		3,418,791
INSURANCE - 2.2%
American International Group, Inc.	35,092	1,328,583
Assurant, Inc.	9,195	1,252,543
Assured Guaranty Ltd.	26,766	842,861
Athene Holding Ltd., Class A*	21,638	933,463
Chubb Ltd.	11,591	1,784,087
Hartford Financial Services Group, Inc. (The)	14,591	714,667
Marsh & McLennan Cos., Inc.	7,478	874,926
Progressive Corp. (The)	5,553	549,081
Trupanion, Inc.*	12,503	1,496,734
		9,776,945
INTERACTIVE MEDIA & SERVICES - 5.0%
Alphabet, Inc., Class A*	6,817	11,947,747
Facebook, Inc., Class A*	24,535	6,701,981
Match Group, Inc.*	9,486	1,434,188
Snap, Inc., Class A*	33,989	1,701,829
Twitter, Inc.*	21,040	1,139,316
		22,925,061
INTERNET & DIRECT MARKETING RETAIL - 3.3%
Amazon.com, Inc.*	4,585	14,933,024
See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
IT SERVICES - 3.6%
FleetCor Technologies, Inc.*	5,693	$1,553,221
Genpact Ltd.	22,429	927,664
Global Payments, Inc.	20,934	4,509,602
GoDaddy, Inc., Class A*	16,876	1,399,864
PayPal Holdings, Inc.*	11,041	2,585,802
Science Applications International Corp.	7,278	688,790
Shopify, Inc., Class A*	1,135	1,284,763
Snowflake, Inc., Class A*	322	90,611
Visa, Inc., Class A	11,931	2,609,668
WEX, Inc.*	3,745	762,220
		16,412,205
LIFE SCIENCES TOOLS & SERVICES - 0.9%
Agilent Technologies, Inc.	13,509	1,600,681
Illumina, Inc.*	2,573	952,010
PPD, Inc.*	18,777	642,549
Syneos Health, Inc.*	10,927	744,457
		3,939,697
MACHINERY - 1.3%
Fortive Corp.	23,975	1,697,910
Ingersoll Rand, Inc.*	37,542	1,710,414
Kennametal, Inc.	15,697	568,859
Meritor, Inc.*	9,241	257,916
Rexnord Corp.	19,672	776,847
Stanley Black & Decker, Inc.	978	174,632
Westinghouse Air Brake Technologies Corp.	12,015	879,498
		6,066,076
MEDIA - 1.8%
Charter Communications, Inc., Class A*	7,388	4,887,531
New York Times Co. (The), Class A	10,415	539,185
Omnicom Group, Inc.	40,914	2,551,806
		7,978,522
OIL, GAS & CONSUMABLE FUELS - 1.5%
BP PLC, ADR	19,940	409,169
Chevron Corp.	10,733	906,402
Concho Resources, Inc.	5,381	313,981
ConocoPhillips	14,990	599,450
Diamondback Energy, Inc.	4,512	218,381
EOG Resources, Inc.	14,076	701,970
Exxon Mobil Corp.	20,998	865,538
Marathon Petroleum Corp.	20,627	853,133
Pioneer Natural Resources Co.	2,495	284,155
Royal Dutch Shell PLC, Class A, ADR	27,486	965,858
Royal Dutch Shell PLC, Class B, ADR	14,829	498,403
		6,616,440
PERSONAL PRODUCTS - 0.5%
Estee Lauder Cos, Inc. (The), Class A	8,900	2,369,091
PHARMACEUTICALS - 2.8%
AstraZeneca PLC, ADR	48,932	2,446,111
	Shares/ Principal	Fair Value
PHARMACEUTICALS - 2.8% (Continued)
Bristol-Myers Squibb Co.	33,444	$2,074,531
Eli Lilly and Co.	17,284	2,918,230
Merck & Co., Inc.	11,622	950,680
Novartis AG, ADR	7,499	708,131
Pfizer, Inc.	91,856	3,381,219
Reata Pharmaceuticals, Inc., Class A*	674	83,320
Royalty Pharma PLC, Class A	2,650	132,632
		12,694,854
PROFESSIONAL SERVICES - 0.9%
Equifax, Inc.	1,360	262,263
IHS Markit Ltd.	29,040	2,608,663
TransUnion	2,054	203,798
TriNet Group, Inc.*	13,834	1,115,020
		4,189,744
ROAD & RAIL - 0.3%
JB Hunt Transport Services, Inc.	2,769	378,384
Knight-Swift Transportation Holdings, Inc.	8,261	345,475
Uber Technologies, Inc.*	14,732	751,332
		1,475,191
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.3%
Advanced Micro Devices, Inc.*	28,830	2,643,999
KLA Corp.	4,379	1,133,767
Lattice Semiconductor Corp.*	38,573	1,767,415
Marvell Technology Group Ltd.	45,457	2,161,026
Micron Technology, Inc.*	34,995	2,630,924
Taiwan Semiconductor Manufacturing Co. Ltd, ADR	12,711	1,386,008
Teradyne, Inc.	11,026	1,321,907
Texas Instruments, Inc.	13,278	2,179,318
		15,224,364
SOFTWARE - 4.9%
Adobe, Inc.*	2,584	1,292,310
Guidewire Software, Inc.*	3,896	501,532
Microsoft Corp.	64,914	14,438,172
Q2 Holdings, Inc.*	7,034	890,012
salesforce.com, Inc.*	10,799	2,403,101
ServiceNow, Inc.*	2,127	1,170,765
Splunk, Inc.*	2,756	468,217
Workday, Inc., Class A*	4,332	1,037,990
		22,202,099
SPECIALTY RETAIL - 1.4%
Lowe's Cos., Inc.	14,833	2,380,845
Ross Stores, Inc.	10,261	1,260,153
TJX Cos., Inc. (The)	43,079	2,941,865
		6,582,863
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 3.2%
Apple, Inc.	110,031	14,600,013

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
TEXTILES, APPAREL & LUXURY GOODS - 0.3%
PVH Corp.	7,999	$751,026
Tapestry, Inc.	14,980	465,578
		1,216,604
TRADING COMPANIES & DISTRIBUTORS - 0.1%
Triton International Ltd./Bermuda	9,203	446,438
WIRELESS TELECOMMUNICATION SERVICES - 0.2%
T-Mobile US, Inc.*	7,665	1,033,625
TOTAL COMMON STOCKS (Cost - $185,010,201)		292,918,341
CORPORATE BONDS AND NOTES - 11.3%
AEROSPACE & DEFENSE - 0.2%
BAE Systems Holdings, Inc., 3.85%, 12/15/25 (a)	$100,000	113,402
Boeing Co. (The)
3.25%, 3/1/28	214,000	226,470
3.45%, 11/1/28	85,000	91,161
Lockheed Martin Corp., 4.85%, 9/15/41	50,000	66,894
Raytheon Technologies Corp.
3.95%, 8/16/25	150,000	172,037
4.13%, 11/16/28	350,000	417,257
		1,087,221
AGRICULTURE - 0.4%
Altria Group, Inc., 5.80%, 2/14/39	100,000	131,757
BAT Capital Corp., 3.56%, 8/15/27	895,000	996,564
Imperial Brands Finance PLC, 3.75%, 7/21/22 (a)	475,000	495,227
		1,623,548
AIRLINES - 0.0%†
United Airlines 2018-1 Class B Pass Through Trust, 4.60%, 3/1/26	28,822	27,973
AUTO MANUFACTURERS - 0.2%
General Motors Financial Co., Inc., 3.70%, 5/9/23	600,000	635,949
Volkswagen Group of America Finance LLC, 3.35%, 5/13/25 (a)	225,000	247,355
		883,304
BANKS - 3.1%
Banco Santander SA
3.13%, 2/23/23	200,000	210,579
2.75%, 12/3/30	200,000	206,145
Bank of America Corp.
4.20%, 8/26/24	160,000	179,117
3.59%, (3 Month US Libor + 1.37%), 7/21/28 (b)	345,000	391,927
3.97%, (3 Month US Libor + 1.21%), 2/7/30 (b)	225,000	265,012
3.19%, (3 Month US Libor + 1.18%), 7/23/30 (b)	180,000	201,724
	Shares/ Principal	Fair Value
BANKS - 3.1% (Continued)
Bank of New York Mellon Corp. (The), 1.26%, (3 Month US Libor + 1.05%), 10/30/23 (b)	$380,000	$386,437
Barclays PLC
3.93%, (3 Month US Libor + 1.61%), 5/7/25 (b)	355,000	388,368
4.34%, 1/10/28	305,000	350,380
BNP Paribas SA
3.38%, 1/9/25 (a)	200,000	218,869
2.82%, (3 Month US Libor + 1.11%), 11/19/25 (a),(b)	200,000	213,185
BPCE SA
5.70%, 10/22/23 (a)	275,000	311,256
5.15%, 7/21/24 (a)	600,000	683,242
3.50%, 10/23/27 (a)	305,000	340,026
Citigroup, Inc.
4.05%, 7/30/22	50,000	52,875
3.50%, 5/15/23	300,000	321,425
3.30%, 4/27/25	70,000	77,627
5.50%, 9/13/25	55,000	66,090
Credit Agricole SA, 4.38%, 3/17/25 (a)	200,000	224,473
Credit Agricole SA/London
3.75%, 4/24/23 (a)	250,000	268,370
3.25%, 10/4/24 (a)	250,000	271,194
Credit Suisse Group AG
3.57%, 1/9/23 (a)	285,000	293,638
1.46%, (3 Month US Libor + 1.24%), 6/12/24 (a),(b)	260,000	263,685
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 9/15/22	395,000	417,195
Danske Bank A/S
5.00%, 1/12/22 (a)	200,000	208,791
3.88%, 9/12/23 (a)	200,000	215,505
5.38%, 1/12/24 (a)	200,000	225,632
1.62%, (US 1 Year CMT T-Note + 1.35%), 9/11/26 (a),(b)	435,000	436,964
Deutsche Bank AG/New York NY, 4.25%, 10/14/21	100,000	102,543
Goldman Sachs Group, Inc. (The)
3.50%, 1/23/25	200,000	220,732
3.27%, (3 Month US Libor + 1.20%), 9/29/25 (b)	460,000	503,896
6.75%, 10/1/37	50,000	76,508
HSBC Holdings PLC
3.60%, 5/25/23	200,000	215,123
1.59%, (SOFR + 1.29%), 5/24/27 (b)	495,000	503,374
Huntington Bancshares, Inc., 3.15%, 3/14/21	156,000	156,481
ING Groep NV, 3.95%, 3/29/27	200,000	231,357
JPMorgan Chase & Co.
2.95%, 10/1/26	400,000	443,777
4.45%, (3 Month US Libor + 1.33%), 12/5/29 (b)	305,000	372,132

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
BANKS - 3.1% (Continued)
Macquarie Group Ltd., 4.15%, (3 Month US Libor + 1.33%), 3/27/24 (a),(b)	$300,000	$322,352
Morgan Stanley
3.88%, 4/29/24	110,000	121,860
4.35%, 9/8/26	455,000	536,440
3.63%, 1/20/27	225,000	257,673
National Australia Bank Ltd., 2.33%, 8/21/30 (a)	330,000	335,487
NBK SPC Ltd., 2.75%, 5/30/22 (a)	900,000	923,319
PNC Financial Services Group, Inc. (The), 3.90%, 4/29/24	50,000	55,401
Santander Holdings USA, Inc.
3.70%, 3/28/22	465,000	480,191
3.40%, 1/18/23	75,000	78,779
Synchrony Bank, 3.65%, 5/24/21	250,000	252,479
Wells Fargo & Co.
3.00%, 2/19/25	150,000	163,072
4.75%, 12/7/46	95,000	124,330
		14,167,037
BEVERAGES - 0.2%
Anheuser-Busch InBev Worldwide, Inc.
4.00%, 4/13/28	315,000	371,372
4.38%, 4/15/38	60,000	74,292
3.75%, 7/15/42	55,000	62,571
4.60%, 4/15/48	220,000	278,388
4.50%, 6/1/50	45,000	56,802
Pernod Ricard International Finance LLC, 1.63%, 4/1/31 (a)	320,000	314,721
		1,158,146
BIOTECHNOLOGY - 0.2%
Amgen, Inc., 2.77%, 9/1/53 (a)	310,000	311,452
Gilead Sciences, Inc., 2.80%, 10/1/50	310,000	307,652
Royalty Pharma PLC
3.30%, 9/2/40 (a)	105,000	110,403
3.55%, 9/2/50 (a)	245,000	261,036
		990,543
CHEMICALS - 0.0%†
Syngenta Finance NV, 5.18%, 4/24/28 (a)	200,000	214,434
COMMERCIAL SERVICES - 0.2%
ERAC USA Finance LLC
3.30%, 10/15/22 (a)	500,000	525,112
3.30%, 12/1/26 (a)	235,000	261,688
4.50%, 2/15/45 (a)	25,000	31,821
		818,621
COMPUTERS - 0.1%
Apple, Inc.
3.00%, 2/9/24	120,000	129,091
	Shares/ Principal	Fair Value
COMPUTERS - 0.1% (Continued)
3.25%, 2/23/26	$105,000	$117,833
International Business Machines Corp., 1.95%, 5/15/30	295,000	304,062
		550,986
DIVERSIFIED FINANCIAL SERVICES - 0.3%
Capital One Financial Corp., 4.20%, 10/29/25	105,000	119,880
Charles Schwab Corp. (The), 4.00%, (US10 Year CMT T-Note + 3.08%), 3/1/69 (b)	565,000	594,662
Intercontinental Exchange, Inc., 1.85%, 9/15/32	465,000	468,570
Synchrony Financial, 3.75%, 8/15/21	205,000	207,934
		1,391,046
ELECTRIC - 1.3%
Appalachian Power Co., 3.40%, 6/1/25	200,000	222,145
Cleco Corp.orate Holdings LLC, 3.38%, 9/15/29	140,000	143,786
Cleco Corporate Holdings LLC
3.74%, 5/1/26	565,000	625,283
4.97%, 5/1/46	105,000	122,876
Dominion Energy South Carolina, Inc., 6.63%, 2/1/32	80,000	115,597
Dominion Energy, Inc., 2.72%, 8/15/21 (c)	65,000	65,802
Duke Energy Corp.
3.75%, 4/15/24	225,000	247,718
2.65%, 9/1/26	70,000	76,272
Evergy Metro, Inc., 2.25%, 6/1/30	90,000	95,352
Fortis, Inc./Canada, 3.06%, 10/4/26	265,000	291,680
Georgia Power Co.
4.75%, 9/1/40	65,000	85,376
4.30%, 3/15/42	48,000	60,954
3.70%, 1/30/50	90,000	107,704
Infraestructura Energetica Nova SAB de CV, 4.88%, 1/14/48 (a)	200,000	222,750
ITC Holdings Corp., 2.95%, 5/14/30 (a)	355,000	388,025
Metropolitan Edison Co., 4.30%, 1/15/29 (a)	470,000	531,928
Mid-Atlantic Interstate Transmission LLC, 4.10%, 5/15/28 (a)	340,000	380,179
Niagara Mohawk Power Corp., 1.96%, 6/27/30 (a)	335,000	345,269
Oglethorpe Power Corp.
6.19%, 1/1/31 (a)	100,000	124,056
3.75%, 8/1/50 (a)	120,000	128,954
5.25%, 9/1/50	155,000	191,689
PPL Capital Funding, Inc., 3.50%, 12/1/22	50,000	52,431

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
ELECTRIC - 1.3% (Continued)
San Diego Gas & Electric Co.
1.70%, 10/1/30	$645,000	$652,373
4.10%, 6/15/49	84,000	104,758
Southern California Edison Co., 3.70%, 8/1/25	45,000	50,484
Southern Co. (The), 2.95%, 7/1/23	290,000	307,099
		5,740,540
FOOD - 0.3%
Conagra Brands, Inc.
4.60%, 11/1/25	100,000	117,793
1.38%, 11/1/27	210,000	211,938
Danone SA, 2.95%, 11/2/26 (a)	200,000	219,720
Kroger Co. (The)
2.95%, 11/1/21	375,000	382,288
4.45%, 2/1/47	110,000	138,432
5.40%, 1/15/49	95,000	137,705
Sigma Alimentos SA de CV, 4.13%, 5/2/26 (a)	240,000	264,634
		1,472,510
GAS - 0.1%
Boston Gas Co., 3.15%, 8/1/27 (a)	60,000	66,614
Eastern Energy Gas Holdings LLC, 3.60%, 12/15/24	125,000	138,214
KeySpan Gas East Corp., 2.74%, 8/15/26 (a)	275,000	302,018
		506,846
HEALTHCARE-PRODUCTS - 0.2%
Alcon Finance Corp., 3.00%, 9/23/29 (a)	500,000	545,696
Boston Scientific Corp., 3.38%, 5/15/22	163,000	169,770
		715,466
HEALTHCARE-SERVICES - 0.6%
Aetna, Inc., 2.80%, 6/15/23	210,000	220,952
Anthem, Inc.
3.50%, 8/15/24	75,000	82,292
4.65%, 8/15/44	51,000	67,081
Bon Secours Mercy Health, Inc., 2.10%, 6/1/31	135,000	138,650
Children's Hospital/DC, 2.93%, 7/15/50	140,000	140,207
CommonSpirit Health
2.95%, 11/1/22	191,000	199,490
4.20%, 8/1/23	105,000	113,469
1.55%, 10/1/25	75,000	77,039
2.78%, 10/1/30	75,000	79,405
4.35%, 11/1/42	95,000	111,312
4.19%, 10/1/49	45,000	52,381
Cottage Health Obligated Group, 3.30%, 11/1/49	65,000	73,232
Dignity Health
3.81%, 11/1/24	92,000	100,187
4.50%, 11/1/42	270,000	302,941
	Shares/ Principal	Fair Value
HEALTHCARE-SERVICES - 0.6% (Continued)
Memorial Sloan-Kettering Cancer Center, 2.96%, 1/1/50	$100,000	$106,408
Mercy Health, 3.56%, 8/1/27	270,000	298,546
PeaceHealth Obligated Group, 1.38%, 11/15/25	100,000	102,068
Sutter Health
1.32%, 8/15/25	60,000	61,011
2.29%, 8/15/30	140,000	145,569
Toledo Hospital (The)
5.33%, 11/15/28	190,000	224,005
5.75%, 11/15/38	75,000	89,910
UnitedHealth Group, Inc., 3.75%, 7/15/25	75,000	85,450
		2,871,605
INSURANCE - 0.5%
AIA Group Ltd., 3.38%, 4/7/30 (a)	200,000	224,163
American International Group, Inc.
4.88%, 6/1/22	50,000	53,048
4.25%, 3/15/29	160,000	192,021
Equitable Financial Life Global Funding, 1.40%, 8/27/27 (a)	275,000	276,697
Jackson National Life Global Funding, 3.25%, 1/30/24 (a)	275,000	295,667
Metropolitan Life Global Funding I, 3.00%, 9/19/27 (a)	250,000	279,259
Nationwide Mutual Insurance Co., 4.35%, 4/30/50 (a)	410,000	481,636
Northwestern Mutual Life Insurance Co. (The), 3.63%, 9/30/59 (a)	30,000	34,857
Principal Financial Group, Inc., 3.40%, 5/15/25	150,000	166,038
Prudential PLC, 3.13%, 4/14/30	215,000	243,753
		2,247,139
INTERNET - 0.1%
Amazon.com, Inc., 4.80%, 12/5/34	100,000	137,212
Tencent Holdings Ltd., 3.60%, 1/19/28 (a)	215,000	237,345
		374,557
INVESTMENT COMPANIES - 0.1%
JAB Holdings BV, 2.20%, 11/23/30 (a)	250,000	251,343
MEDIA - 0.4%
Charter Communications Operating LLC / Charter Communications Operating Capital
4.46%, 7/23/22	175,000	184,493
5.38%, 5/1/47	60,000	74,886
5.13%, 7/1/49	52,000	63,467
4.80%, 3/1/50	70,000	83,608
3.70%, 4/1/51	20,000	20,769
Comcast Corp., 4.60%, 10/15/38	130,000	171,317
Cox Communications, Inc.
4.80%, 2/1/35 (a)	275,000	347,781

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
MEDIA - 0.4% (Continued)
6.45%, 12/1/36 (a)	$15,000	$20,911
Discovery Communications LLC, 4.65%, 5/15/50	190,000	237,642
Fox Corp., 4.03%, 1/25/24	80,000	88,107
Sky Ltd., 3.75%, 9/16/24 (a)	250,000	278,323
Walt Disney Co. (The), 3.70%, 9/15/24	50,000	55,500
		1,626,804
MINING - 0.1%
Glencore Finance Canada Ltd., 4.25%, 10/25/22 (a)	275,000	292,922
OIL & GAS - 0.4%
Aker BP ASA, 4.00%, 1/15/31 (a)	360,000	389,969
BG Energy Capital PLC, 4.00%, 10/15/21 (a)	200,000	205,333
Equinor ASA, 3.00%, 4/6/27	610,000	679,144
Hess Corp., 7.30%, 8/15/31	555,000	726,140
		2,000,586
PHARMACEUTICALS - 0.3%
AbbVie, Inc.
5.00%, 12/15/21	100,000	103,236
3.45%, 3/15/22	20,000	20,626
3.85%, 6/15/24	50,000	55,067
3.80%, 3/15/25	550,000	613,348
4.05%, 11/21/39	105,000	127,074
4.45%, 5/14/46	185,000	235,355
EMD Finance LLC, 2.95%, 3/19/22 (a)	95,000	97,538
		1,252,244
PIPELINES - 0.3%
Columbia Pipeline Group, Inc., 4.50%, 6/1/25	175,000	201,256
Energy Transfer Operating LP
7.60%, 2/1/24	90,000	103,989
4.95%, 6/15/28	20,000	23,052
Gray Oak Pipeline LLC
2.60%, 10/15/25 (a)	144,000	148,416
3.45%, 10/15/27 (a)	25,000	26,113
MPLX LP, 4.13%, 3/1/27	290,000	334,467
Sunoco Logistics Partners Operations LP, 5.35%, 5/15/45	200,000	220,322
Western Midstream Operating LP, 4.00%, 7/1/22	200,000	205,596
		1,263,211
REITS - 0.4%
American Tower Corp., 5.00%, 2/15/24	31,000	35,086
Brandywine Operating Partnership LP, 3.95%, 11/15/27	385,000	411,477
Healthpeak Properties, Inc., 3.88%, 8/15/24	75,000	82,972
SBA Tower Trust
3.45%, 3/15/23 (a)	155,000	164,372
	Shares/ Principal	Fair Value
REITS - 0.4% (Continued)
2.84%, 1/15/25 (a)	$100,000	$105,998
1.88%, 1/15/26 (a)	95,000	97,157
Scentre Group Trust 1 / Scentre Group Trust 2, 3.63%, 1/28/26 (a)	273,000	302,343
VEREIT Operating Partnership LP
3.40%, 1/15/28	185,000	204,230
2.20%, 6/15/28	85,000	86,915
3.10%, 12/15/29	270,000	291,302
2.85%, 12/15/32	40,000	41,826
		1,823,678
RETAIL - 0.0%†
McDonald's Corp., 3.63%, 9/1/49	70,000	82,146
SAVINGS & LOANS - 0.0%†
Nationwide Building Society, 3.62%, (3 Month US Libor + 1.18%), 4/26/23 (a),(b)	200,000	207,743
SEMICONDUCTORS - 0.3%
Broadcom, Inc., 4.70%, 4/15/25	600,000	687,581
Microchip Technology, Inc., 0.97%, 2/15/24 (a)	530,000	531,297
		1,218,878
SOFTWARE - 0.2%
Microsoft Corp., 2.40%, 8/8/26	235,000	256,382
Oracle Corp.
3.25%, 11/15/27	230,000	262,451
3.60%, 4/1/50	195,000	227,191
3.85%, 4/1/60	70,000	86,080
		832,104
TELECOMMUNICATIONS - 0.6%
AT&T, Inc.
2.55%, 12/1/33 (a)	231,000	236,807
3.10%, 2/1/43	380,000	385,688
3.50%, 9/15/53 (a)	240,000	240,352
British Telecommunications PLC, 3.25%, 11/8/29 (a)	200,000	220,613
Crown Castle Towers LLC, 3.22%, 5/15/22 (a)	150,000	151,546
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 4.74%, 3/20/25 (a)	410,000	444,067
Telefonica Emisiones SA, 5.21%, 3/8/47	265,000	339,680
T-Mobile USA, Inc., 2.05%, 2/15/28 (a)	355,000	369,257
Verizon Communications, Inc.
4.52%, 9/15/48	314,000	409,482
4.67%, 3/15/55	53,000	71,220
		2,868,712
TRANSPORTATION - 0.0%†
Union Pacific Corp., 3.75%, 2/5/70	90,000	108,863

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
TRUCKING & LEASING - 0.2%
Penske Truck Leasing Co. LP / PTL Finance Corp.
3.38%, 2/1/22 (a)	$200,000	$205,302
4.88%, 7/11/22 (a)	50,000	53,305
2.70%, 11/1/24 (a)	110,000	117,846
3.95%, 3/10/25 (a)	345,000	386,423
		762,876
TOTAL CORPORATE BONDS AND NOTES (Cost - $47,718,232)		51,433,632
U.S. TREASURY SECURITIES - 7.4%
U.S. Treasury Note
0.13%, 6/30/22	450,000	450,070
0.13%, 11/30/22	1,415,000	1,415,166
0.13%, 8/15/23	1,000,000	999,453
0.13%, 10/15/23	480,000	479,663
1.50%, 10/31/24	375,000	393,032
0.25%, 5/31/25	1,250,000	1,247,607
0.25%, 7/31/25	1,360,000	1,356,016
0.25%, 8/31/25	2,420,000	2,412,154
0.25%, 9/30/25	2,005,000	1,997,403
0.38%, 11/30/25	375,000	375,527
1.63%, 10/31/26††	2,530,000	2,698,206
2.88%, 8/15/28	260,000	302,016
1.50%, 2/15/30	130,000	137,531
0.63%, 5/15/30	2,985,000	2,918,304
0.63%, 8/15/30	826,000	805,350
0.88%, 11/15/30	815,000	812,326
U.S. Treasury Bond
1.13%, 8/15/40	320,000	302,950
3.38%, 5/15/44	1,320,000	1,805,152
3.00%, 11/15/44	610,000	789,473
2.50%, 2/15/45	3,815,000	4,549,537
2.88%, 8/15/45	545,000	693,406
2.50%, 5/15/46	805,000	961,692
3.00%, 5/15/47	595,000	779,194
2.75%, 8/15/47	610,000	764,764
2.75%, 11/15/47	907,000	1,138,214
2.00%, 2/15/50	400,000	434,437
1.25%, 5/15/50	22,500	20,412
1.38%, 8/15/50	550,000	515,109
United States Treasury Bond, 1.63%, 11/15/50	925,000	921,531
United States Treasury Note, 0.38%, 12/31/25	1,435,000	1,436,121
TOTAL U.S. TREASURY SECURITIES (Cost - $31,194,727)		33,911,816
AGENCY MORTGAGE BACKED SECURITIES - 7.3%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.3%
Freddie Mac Gold Pool
3.00%, 9/1/28	5,536	5,829
2.50%, 10/1/28	10,174	10,627
	Shares/ Principal	Fair Value
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.3% (Continued)
2.50%, 12/1/31	$56,003	$58,801
3.50%, 11/1/34	57,570	61,862
3.00%, 2/1/43	28,460	30,660
3.50%, 10/1/43	17,891	19,463
4.00%, 8/1/44	11,707	12,862
3.00%, 11/1/46	906,456	974,216
3.00%, 12/1/46	246,318	264,690
		1,439,010
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.1%
Fannie Mae Pool
3.07%, 2/1/25	70,000	76,000
2.47%, 5/1/25	141,379	151,916
2.68%, 5/1/25	306,739	331,606
2.81%, 7/1/25	397,100	431,353
2.99%, 10/1/25	104,626	114,667
3.09%, 10/1/25	50,229	55,150
2.78%, 6/1/26	150,000	164,543
2.50%, 4/1/28	14,754	15,413
3.00%, 10/1/28	9,086	9,562
2.50%, 2/1/30	30,624	32,082
2.50%, 6/1/30	61,300	64,215
2.50%, 10/1/31	152,584	160,199
2.50%, 12/1/31	80,487	84,488
3.00%, 7/1/43	51,827	55,353
4.00%, 11/1/43	23,169	25,115
3.00%, 1/1/46	1,183,259	1,246,905
4.00%, 1/1/46	341,996	367,715
4.00%, 2/1/46	360,763	393,961
3.00%, 10/1/46	1,195,562	1,284,612
Federal National Mortgage Association
1.50%, 1/1/36 (d)	4,275,000	4,398,574
2.00%, 1/1/36 (d)	5,750,000	6,011,446
2.00%, 1/1/51 (d)	2,075,000	2,155,406
2.50%, 1/1/51 (d)	2,400,000	2,529,750
4.50%, 1/1/51 (d)	450,000	487,687
2.00%, 2/1/51 (d)	2,075,000	2,152,812
4.50%, 2/1/51 (d)	400,000	434,094
		23,234,624
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.9%
Ginnie Mae
2.50%, 1/20/51 (d)	1,600,000	1,693,250
4.00%, 1/20/51 (d)	1,610,000	1,716,159
4.50%, 1/20/51 (d)	350,000	374,719
Ginnie Mae II Pool
3.00%, 12/20/42	25,352	27,004
3.50%, 7/20/43	27,612	29,928
4.00%, 12/20/44	9,619	10,594
4.00%, 8/20/48	38,579	41,194

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.9% (Continued)
4.00%, 9/20/48	$85,740	$92,279
4.00%, 10/20/48	37,733	40,503
3.00%, 7/20/50	4,112,246	4,311,564
		8,337,194
TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $32,536,196)		33,010,828
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 4.3%
AASET 2018-2 US Ltd., 4.45%, 11/18/38 (a)	242,029	227,312
Ajax Mortgage Loan Trust 2017-B, 3.16%, 9/25/56 (a),(e)	314,437	321,871
Angel Oak Mortgage Trust 2019-6, 2.62%, 11/25/59 (a),(e)	84,266	85,294
Angel Oak Mortgage Trust I LLC 2019-2, 3.63%, 3/25/49 (a),(e)	79,749	81,308
ARI Fleet Lease Trust 2018-A, 2.55%, 10/15/26 (a)	2,509	2,511
ARI Fleet Lease Trust 2018-B, 3.22%, 8/16/27 (a)	49,854	50,301
Avery Point IV CLO Ltd., 1.81%, (3 Month US Libor + 1.60%), 4/25/26 (a),(b)	320,000	320,052
BAMLL Commercial Mortgage Securities Trust 2018-PARK, 4.09%, 8/10/38 (a),(e)	185,000	214,417
Banc of America Commercial Mortgage Trust 2015-UBS7, 3.71%, 9/15/48	155,000	172,568
Bayview Koitere Fund Trust 2017-RT4, 3.50%, 7/28/57 (a),(e)	132,205	135,503
Bayview Koitere Fund Trust 2017-SPL3, 4.00%, 11/28/53 (a),(e)	66,049	67,821
Bayview Opportunity Master Fund IVa Trust 2017-SPL1, 4.00%, 10/28/64 (a),(e)	90,885	93,160
Bayview Opportunity Master Fund IVa Trust 2017-SPL5, 3.50%, 6/28/57 (a),(e)	89,654	91,399
Bayview Opportunity Master Fund IVb Trust 2017-SPL4, 3.50%, 1/28/55 (a),(e)	64,101	65,190
BFLD Trust 2020-OBRK, 2.21%, (1 Month US Libor + 2.05%), 11/15/28 (a),(b)	60,000	60,000
BlueMountain CLO 2012-2 Ltd., 1.67%, (3 Month US Libor + 1.45%), 11/20/28 (a),(b)	275,000	271,072
Canadian Pacer Auto Receivables Trust 2018-2, 3.27%, 12/19/22 (a)	15,349	15,530
Castlelake Aircraft Structured Trust 2019-1, 3.97%, 4/15/39 (a)	204,970	194,925
CF Hippolyta LLC, 1.69%, 7/15/60 (a)	264,363	269,055
Chesapeake Funding II LLC
0.61%, (1 Month US Libor + 0.45%), 5/15/29 (a),(b)	8,715	8,717
	Shares/ Principal	Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 4.3% (Continued)
1.91%, 8/15/29 (a)	$19,701	$19,716
3.23%, 8/15/30 (a)	114,073	115,876
0.87%, 8/16/32 (a)	146,265	146,900
COLT 2019-2 Mortgage Loan Trust, 3.34%, 5/25/49 (a),(e)	35,360	35,571
COMM 2013-CCRE8 Mortgage Trust, 3.33%, 6/10/46	70,601	74,531
Credit Acceptance Auto Loan Trust 2020-3, 1.24%, 10/15/29 (a)	420,000	423,645
CSMC Trust 2017-LSTK, 2.76%, 4/5/33 (a)	405,000	404,352
DB Master Finance LLC
3.79%, 5/20/49 (a)	69,125	70,821
4.02%, 5/20/49 (a)	64,188	67,504
Deephave Residential Mortgage Trust 2019-2, 3.56%, 4/25/59 (a),(e)	38,746	39,013
Deephaven Residential Mortgage Trust 2017-1, 2.73%, 12/26/46 (a),(e)	5,706	5,703
Deephaven Residential Mortgage Trust 2017-2, 2.45%, 6/25/47 (a),(e)	21,086	21,055
Deephaven Residential Mortgage Trust 2017-3, 2.58%, 10/25/47 (a),(e)	12,887	12,880
Deephaven Residential Mortgage Trust 2018-1, 2.98%, 12/25/57 (a),(e)	32,982	33,097
Enterprise Fleet Financing 2019-1 LLC, 2.98%, 10/20/24 (a)	100,679	102,064
Fannie Mae Multifamily Remic Trust 2015-M12, 2.80%, 5/25/25 (e)	465,000	495,936
Fannie Mae REMICS
3.50%, 6/25/44	172,325	182,478
3.00%, 1/25/45	381,220	408,518
3.00%, 10/25/45	1,217,350	1,292,977
3.00%, 12/25/45	345,924	370,779
3.50%, 1/25/47	524,115	536,545
3.50%, 12/25/47	187,721	193,606
3.50%, 2/25/48	343,991	362,393
2.50%, 3/25/53	279,451	289,325
3.00%, 12/25/54	788,953	817,050
3.50%, 11/25/57	607,304	649,755
3.50%, 12/25/58	84,905	95,080
3.50%, 6/25/59	435,095	471,080
Fannie Mae-Aces
0.63%, (3 Month US Libor + 0.49%), 4/25/24 (b)	3,554	3,573
0.54%, (1 Month US Libor + 0.40%), 10/25/24 (b)	50,838	51,147
Freddie Mac Multifamily Structured Pass Through Certificates
2.28%, 7/25/26	120,000	129,305
2.16%, 5/25/29	201,458	213,465
Freddie Mac REMICS
2.00%, 7/15/31	40,710	41,582
1.75%, 3/15/41	84,464	86,034

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 4.3% (Continued)
1.75%, 9/15/42	$432,459	$444,477
1.50%, 10/15/42	38,824	39,212
3.00%, 6/15/45	590,980	624,011
3.00%, 7/15/47	344,981	365,287
FREMF 2013-K24 Mortgage Trust, 3.51%, 11/25/45 (a),(e)	35,000	36,659
FREMF 2015-K44 Mortgage Trust, 3.68%, 1/25/48 (a),(e)	65,000	69,465
FREMF 2015-K46 Mortgage Trust, 3.69%, 4/25/48 (a),(e)	35,000	38,017
FREMF 2015-K50 Mortgage Trust, 3.78%, 10/25/48 (a),(e)	45,000	48,352
FREMF 2016-K55 Mortgage Trust, 4.16%, 4/25/49 (a),(e)	55,000	60,707
FREMF 2017-K725 Mortgage Trust, 3.88%, 2/25/50 (a),(e)	35,000	37,222
FREMF 2018-K733 Mortgage Trust, 4.08%, 9/25/25 (a),(e)	230,000	252,384
FREMF 2019-K99 Mortgage Trust, 3.65%, 10/25/52 (a),(e)	175,000	190,395
FREMF 2020-K104 Mortgage Trust, 3.54%, 2/25/52 (a),(e)	180,000	195,167
GreatAmerica Leasing Receivables Funding LLC Series 2018-1, 2.83%, 6/17/24 (a)	95,726	96,811
Hertz Fleet Lease Funding LP, 2.70%, 1/10/33 (a)	202,533	204,971
Horizon Aircraft Finance III Ltd., 3.43%, 11/15/39 (a)	241,443	233,297
KKR Clo 16 Ltd., 1.47%, (3 Month US Libor + 1.25%), 1/20/29 (a),(b)	250,000	250,001
Madison Park Funding XI Ltd., 1.37%, (3 Month US Libor + 1.16%), 7/23/29 (a),(b)	300,000	299,932
Madison Park Funding XV Ltd., 1.72%, (3 Month US Libor + 1.50%), 1/27/26 (a),(b)	250,000	250,040
Madison Park Funding XVIII Ltd., 1.40%, (3 Month US Libor + 1.19%), 10/21/30 (a),(b)	565,000	564,639
Magnetite VII Ltd., 1.04%, (3 Month US Libor + 0.80%), 1/15/28 (a),(b)	535,000	531,636
Magnetite XVIII Ltd., 1.72%, (3 Month US Libor + 1.50%), 11/15/28 (a),(b)	360,000	357,976
METLIFE SECURITIZATION TRUST, 3.00%, 4/25/55 (a),(e)	95,696	99,055
Mill City Mortgage Loan Trust 2016-1, 2.50%, 4/25/57 (a),(e)	19,576	19,663
Mill City Mortgage Loan Trust 2017-3, 2.75%, 1/25/61 (a),(e)	96,762	99,310
MMAF Equipment Finance LLC 2016-A, 2.21%, 12/15/32 (a)	140,000	143,657
	Shares/ Principal	Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 4.3% (Continued)
MMAF Equipment Finance LLC 2017-B, 2.21%, 10/17/22 (a)	$30,738	$30,862
New Residential Mortgage Loan Trust 2017-3, 4.00%, 4/25/57 (a),(e)	118,642	127,030
OneMain Direct Auto Receivables Trust 2018-1, 3.43%, 12/16/24 (a)	226,110	228,682
OneMain Financial Issuance Trust 2017-1, 2.37%, 9/14/32 (a)	18,785	18,872
Seasoned Credit Risk Transfer Trust Series 2019-3, 3.50%, 10/25/58	193,405	208,504
SFAVE Commercial Mortgage Securities Trust 2015-5AVE, 4.14%, 1/5/43 (a),(e)	100,000	93,881
Shackleton 2015-VIII CLO Ltd., 1.14%, (3 Month US Libor + 0.92%), 10/20/27 (a),(b)	292,918	292,048
SoFi Consumer Loan Program 2018-4 Trust, 3.54%, 11/26/27 (a)	27,536	27,667
SOUND POINT CLO III-R Ltd., 1.23%, (3 Month US Libor + 0.95%), 4/15/29 (a),(b)	500,000	497,144
Towd Point Mortgage Trust 2016-3, 2.25%, 4/25/56 (a),(e)	44,344	44,574
Towd Point Mortgage Trust 2017-1, 2.75%, 10/25/56 (a),(e)	106,186	107,911
Towd Point Mortgage Trust 2017-2, 2.75%, 4/25/57 (a),(e)	37,148	37,816
Towd Point Mortgage Trust 2017-4, 2.75%, 6/25/57 (a),(e)	124,905	129,225
Towd Point Mortgage Trust 2018-1, 3.00%, 1/25/58 (a),(e)	54,708	56,999
Vantage Data Centers Issuer LLC, 3.19%, 7/15/44 (a)	78,933	82,607
Vantage Data Centers LLC, 1.65%, 9/15/45 (a)	265,000	264,029
Verus Securitization Trust 2019-2, 3.21%, 5/25/59 (a),(e)	94,705	95,436
Wells Fargo Commercial Mortgage Trust 2015-NXS1, 3.15%, 5/15/48	250,000	272,802
Wells Fargo Commercial Mortgage Trust 2017-C38, 3.45%, 7/15/50	400,000	453,416
TOTAL ASSET BACKED AND COMMERCIAL BACKED SECURITIES (Cost - $19,066,539)		19,633,210
MUNICIPAL BONDS - 0.9%
California State University, 2.90%, 11/1/51	130,000	132,163
Chicago O'Hare International Airport, 6.40%, 1/1/40	30,000	45,190
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue
6.30%, 12/1/21	35,000	36,717
6.30%, 12/1/21	20,000	20,981
6.90%, 12/1/40	120,000	173,515
6.90%, 12/1/40	80,000	115,677

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
MUNICIPAL BONDS - 0.9% (Continued)
Chicago Transit Authority Sales Tax Receipts Fund, 1.84%, 12/1/23	$100,000	$102,560
County of Broward FL Airport System Revenue, 3.48%, 10/1/43	40,000	41,721
County of Sacramento CA, 5.73%, 8/15/23	315,000	345,473
Dallas Fort Worth International Airport, 3.09%, 11/1/40	30,000	31,469
Foothill-Eastern Transportation Corridor Agency
4.09%, 1/15/49	15,000	16,108
3.92%, 1/15/53	155,000	165,458
Illinois Municipal Electric Agency, 6.83%, 2/1/35	195,000	266,725
Kansas Development Finance Authority, 5.37%, 5/1/26	110,000	124,767
Long Island Power Authority, 3.88%, 9/1/24	120,000	133,829
Massachusetts School Building Authority, 3.40%, 10/15/40	65,000	69,923
Metropolitan Transportation Authority
6.20%, 11/15/26	10,000	11,282
6.67%, 11/15/39	80,000	104,414
5.18%, 11/15/49	180,000	210,919
Municipal Electric Authority of Georgia
6.64%, 4/1/57	217,000	330,003
6.66%, 4/1/57	34,000	52,552
New York State Urban Development Corp., 2.10%, 3/15/22	270,000	273,000
Pennsylvania State University (The), 2.84%, 9/1/50	35,000	36,181
Philadelphia Authority for Industrial Development, 6.55%, 10/15/28	270,000	347,776
Sales Tax Securitization Corp., 4.79%, 1/1/48	280,000	350,291
State Board of Administration Finance Corp., 1.71%, 7/1/27	240,000	249,118
State of Connecticut, 2.50%, 7/1/22	100,000	103,172
State of Illinois, 5.10%, 6/1/33	230,000	247,528
University of California
1.32%, 5/15/27	55,000	55,879
1.61%, 5/15/30	90,000	90,947
TOTAL MUNICIPAL BONDS (Cost - $3,873,806)		4,285,338
SOVEREIGN DEBTS - 0.1%
Qatar Government International Bond, 3.38%, 3/14/24 (a)	200,000	216,500
Saudi Government International Bond, 2.88%, 3/4/23 (a)	330,000	345,444
TOTAL SOVEREIGN DEBTS (Cost - $536,364)		561,944
	Shares/ Principal	Fair Value
SHORT-TERM INVESTMENTS - 9.1%
MONEY MARKET FUNDS - 9.1%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (f)	$23,639,838	$23,639,839
Dreyfus Government Cash Management, 0.03% (f)	17,952,888	17,952,888
TOTAL SHORT-TERM INVESTMENTS (Cost - $41,592,727)		41,592,727
TOTAL INVESTMENTS - 104.7% (Cost - $361,528,792)		$477,347,836
OTHER ASSETS LESS LIABILITIES - NET (4.7)%		(21,505,596)
TOTAL NET ASSETS - 100.0%		$455,842,240
SECURITIES SOLD - (0.5)%
AGENCY MORTGAGE BACKED SECURITIES - (0.5)%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - (0.5)%
Ginnie Mae, 3.00%, 1/20/51 (Proceeds - $(2,086,545)) (d)	(2,000,000)	$(2,090,938)
TOTAL SECURITIES SOLD (Proceeds - $(2,086,545))		$(2,090,938)

*  Non-income producing security.

†  Represents less than 0.05%.

††  A portion of this investment is held as collateral for derivative investments.

(a)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2020, these securities amounted to $30,734,901 or 6.7% of net assets.

(b)  Variable rate security. The rate shown is the rate in effect at period end.

(c)  Step coupon.

(d)  When-issued, or delayed delivery. All or a portion may be subject to dollar-roll transactions.

(e)  Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

(f)  The rate shown is the annualized seven-day yield at period end.

ADR - American Depositary Receipt

CLO - Collateralized Loan Obligation

CMT - Treasury Constant Maturity Rate

Libor - London Interbank Offer Rate

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rate

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2020

FUTURES CONTRACTS
SHORT FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
U.S. 10 Year Note Future	Credit Suisse	22	3/22/2021	$3,037,719	$(3,563)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities

December 31, 2020

Assets:	Global Atlantic American Funds® Managed Risk Portfolio	Global Atlantic Balanced Managed Risk Portfolio	Global Atlantic BlackRock Selects Managed Risk Portfolio	Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Investments in securities, at cost	$188,524,902	$67,269,282	$200,805,005	$181,987,267
Investments in securities, at fair value	$231,839,671	$82,813,481	$242,017,284	$284,176,259
Swaptions purchased (premiums paid $-, $-, $- and $29,920, respectively)	-	-	-	19,280
Cash	1	-	1	11,778
Foreign cash (cost $-, $-, $- and $122,462, respectively)	-	-	-	122,519
Deposit with broker	30,486	30,550	29,581	231,533
Segregated cash for derivatives	-	-	-	400,307
Unrealized appreciation on forward foreign currency contracts	-	-	-	51,302
Unrealized appreciation on futures contracts	-	-	-	16,774
Receivable for securities sold	-	-	-	55,258
Receivable for portfolio shares sold	53,264	-	-	-
Interest and dividends receivable	163	56	172	542,294
Prepaid expenses	9,567	3,495	10,182	11,820
Total Assets	231,933,152	82,847,582	242,057,220	285,639,124
Liabilities:
Premiums received on open swap contracts	-	-	-	100,825
Unrealized depreciation on forward foreign currency contracts	-	-	-	85,799
Unrealized depreciation on swap contracts	-	-	-	270,990
Payable for securities purchased	-	-	-	9,142,578
Payable for portfolio shares redeemed	-	5,076	23,487	529,026
Accrued distribution (12b-1) fees	48,545	17,438	50,728	57,929
Accrued investment advisory fees	97,091	38,365	111,601	190,799
Administrative service fees payable	4,970	1,288	5,111	5,637
Accrued expenses and other liabilities	29,409	11,070	31,141	39,592
Total Liabilities	180,015	73,237	222,068	10,423,175
Net Assets	$231,753,137	$82,774,345	$241,835,152	$275,215,949
Composition of Net Assets:
Paid-in capital	$193,761,510	$64,404,054	$217,820,019	$187,795,481
Total distributable earnings	37,991,627	18,370,291	24,015,133	87,420,468
Net Assets	$231,753,137	$82,774,345	$241,835,152	$275,215,949
Class II Shares:
Net assets	$231,753,137	$82,774,345	$241,835,152	$275,215,949
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	18,366,321	6,319,348	21,135,962	19,306,940
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$12.62	$13.10	$11.44	$14.25

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities (Continued)

December 31, 2020

Assets:	Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	Global Atlantic Growth Managed Risk Portfolio	Global Atlantic Moderate Growth Managed Risk Portfolio	Global Atlantic PIMCO Tactical Allocation Portfolio
Investments in securities, at cost	$29,863,616	$298,994,721	$108,414,434	$29,946,376
Investments in securities, at fair value	$33,726,151	$412,959,560	$141,278,956	$33,095,487
Premiums paid on open swap contracts	-	-	-	31,509
Cash	-	-	-	174,706
Foreign cash (cost $725,348, $-, $- and $18,445, respectively)	729,701	-	-	18,509
Deposit with broker	316,491	33,923	31,548	462,554
Unrealized appreciation on forward foreign currency contracts	-	-	-	6,653
Unrealized appreciation on futures contracts	322,068	-	-	68,300
Unrealized appreciation on swap contracts	-	-	-	21,233
Receivable for securities sold	-	-	-	3,906,762
Receivable for portfolio shares sold	-	-	-	117,801
Interest and dividends receivable	97,718	270	92	92,326
Prepaid expenses	1,477	17,382	5,971	1,206
Total Assets	35,193,606	413,011,135	141,316,567	37,997,046
Liabilities:
Unrealized depreciation on forward foreign currency contracts	-	-	-	5,470
Payable for securities purchased	-	-	-	8,840,688
Payable for portfolio shares redeemed	2,015	546,010	16,011	-
Accrued distribution (12b-1) fees	7,371	86,744	29,690	6,126
Accrued investment advisory fees	24,449	187,425	65,318	22,305
Administrative service fees payable	806	11,175	727	691
Accrued expenses and other liabilities	4,906	54,016	18,591	7,407
Total Liabilities	39,547	885,370	130,337	8,882,687
Net Assets	$35,154,059	$412,125,765	$141,186,230	$29,114,359
Composition of Net Assets:
Paid-in capital	$29,532,223	$314,068,778	$107,088,645	$24,057,782
Total distributable earnings	5,621,836	98,056,987	34,097,585	5,056,577
Net Assets	$35,154,059	$412,125,765	$141,186,230	$29,114,359
Class II Shares:
Net assets	$35,154,059	$412,125,765	$141,186,230	$29,114,359
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	3,067,297	31,760,500	10,710,925	2,429,335
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.46	$12.98	$13.18	$11.98

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities (Continued)

December 31, 2020

Assets:	Global Atlantic Select Advisor Managed Risk Portfolio	Global Atlantic Wellington Research Managed Risk Portfolio
Investments in securities, at cost	$87,169,031	$361,528,792
Investments in securities, at fair value	$108,181,413	$477,347,836
Deposit with broker	29,080	33,330
Receivable for securities sold	-	6,851,551
Receivable for portfolio shares sold	-	473,350
Interest and dividends receivable	72	819,346
Prepaid expenses	4,534	19,249
Total Assets	108,215,099	485,544,662
Liabilities:
Investments in securities sold short, proceeds	-	2,086,545
Investments in securities sold short, at fair value	-	2,090,938
Unrealized depreciation on futures contracts	-	3,563
Payable for securities purchased	-	27,106,958
Payable for portfolio shares redeemed	35,216	-
Accrued distribution (12b-1) fees	22,768	95,775
Accrued investment advisory fees	28,190	332,220
Administrative service fees payable	2,185	10,051
Accrued expenses and other liabilities	14,634	62,917
Total Liabilities	102,993	29,702,422
Net Assets	$108,112,106	$455,842,240
Composition of Net Assets:
Paid-in capital	$83,327,932	$322,846,228
Total distributable earnings	24,784,174	132,996,012
Net Assets	$108,112,106	$455,842,240
Class II Shares:
Net assets	$108,112,106	$455,842,240
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	8,078,259	29,930,017
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$13.38	$15.23

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations

For the Year Ended December 31, 2020

	Global Atlantic American Funds® Managed Risk Portfolio	Global Atlantic Balanced Managed Risk Portfolio	Global Atlantic BlackRock Selects Managed Risk Portfolio	Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Investment Income:
Dividend income*	$4,442,653	$1,565,980	$5,303,381	$3,517,268
Interest income**	39,365	14,205	40,490	2,064,544
Total Investment Income	4,482,018	1,580,185	5,343,871	5,581,812
Expenses:
Investment advisory fee	1,977,595	440,297	1,278,169	2,295,987
Distribution fees (12b-1) - Class II Shares	549,332	200,135	580,986	675,290
Administrative service fees	69,813	25,421	73,810	85,803
Legal fees	57,237	20,902	60,580	70,549
Trustees fees	19,309	7,059	20,499	23,898
Custody fees	3,058	4,189	4,513	28,521
Miscellaneous expenses	88,743	34,836	101,175	119,050
Total Expenses	2,765,087	732,839	2,119,732	3,299,098
Expenses (waived)/recaptured	(870,449)	173	(7,435)	(165,751)
Net Expenses	1,894,638	733,012	2,112,297	3,133,347
Net Investment Income	2,587,380	847,173	3,231,574	2,448,465
Net Realized and Change in Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	4,058,123	5,218,588	3,507,272	6,804,418
Futures contracts	(9,916,457)	(2,949,975)	(9,313,539)	(13,178,556)
Swap contracts	-	-	-	(279,483)
Swaptions	-	-	-	(81,895)
Forward foreign currency contracts	-	-	-	(365,010)
Foreign currency translations	-	-	-	9,371
Capital gain distributions from underlying funds	3,109,710	9,742	750,106	-
	(2,748,624)	2,278,355	(5,056,161)	(7,091,155)
Net change in unrealized appreciation/(depreciation) on:
Investments	22,115,981	3,639,210	25,566,951	23,660,976
Futures contracts	-	-	-	145,354
Swap contracts	-	-	-	(246,196)
Swaptions	-	-	-	(10,640)
Forward foreign currency contracts	-	-	-	7,858
Foreign currency translations	-	-	-	10,161
	22,115,981	3,639,210	25,566,951	23,567,513
Net Realized and Change in Unrealized Gain	19,367,357	5,917,565	20,510,790	16,476,358
Net Increase in Net Assets Resulting from Operations	$21,954,737	$6,764,738	$23,742,364	$18,924,823
* Foreign taxes withheld	$-	$-	$-	$18,869
** Foreign taxes withheld	$-	$-	$-	$2,900
See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations (Continued)

For the Year Ended December 31, 2020

	Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	Global Atlantic Growth Managed Risk Portfolio	Global Atlantic Moderate Growth Managed Risk Portfolio	Global Atlantic PIMCO Tactical Allocation Portfolio
Investment Income:
Dividend income	$184,138	$6,761,737	$2,495,562	$168,833
Interest income	197,962	75,329	24,774	342,203
Total Investment Income	382,100	6,837,066	2,520,336	511,036
Expenses:
Investment advisory fee	285,052	2,206,577	750,605	228,997
Distribution fees (12b-1) - Class II Shares	83,839	1,002,990	341,184	67,352
Administrative service fees	10,652	127,443	43,348	8,564
Legal fees	8,725	104,613	35,573	7,006
Trustees fees	2,964	35,500	12,022	2,348
Custody fees	6,010	5,529	4,651	44,651
Miscellaneous expenses	14,114	176,290	59,338	11,363
Total Expenses	411,356	3,658,942	1,246,721	370,281
Expenses (waived)/recaptured	(18,990)	(128,419)	(6,620)	(60,461)
Net Expenses	392,366	3,530,523	1,240,101	309,820
Net Investment Income (Loss)	(10,266)	3,306,543	1,280,235	201,216
Net Realized and Change in Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,366,207	22,508,410	8,621,261	1,936,436
Options written	-	-	-	5,371
Futures contracts	147,376	(29,864,713)	(7,811,040)	96,217
Swap contracts	-	-	-	(61,798)
Forward foreign currency contracts	-	-	-	(5,518)
Foreign currency translations	(6,210)	-	-	(5,267)
Capital gain distributions from underlying funds	-	22,649	14,677	-
	1,507,373	(7,333,654)	824,898	1,965,441
Net change in unrealized appreciation/(depreciation) on:
Investments	1,514,446	30,202,535	8,505,598	392,107
Futures contracts	292,796	-	-	(215,570)
Swap contracts	-	-	-	(1,142)
Forward foreign currency contracts	-	-	-	(1,191)
Foreign currency translations	(5,930)	-	-	373
	1,801,312	30,202,535	8,505,598	174,577
Net Realized and Change in Unrealized Gain	3,308,685	22,868,881	9,330,496	2,140,018
Net Increase in Net Assets Resulting from Operations	$3,298,419	$26,175,424	$10,610,731	$2,341,234

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations (Continued)

For the Year Ended December 31, 2020

	Global Atlantic Select Advisor Managed Risk Portfolio	Global Atlantic Wellington Research Managed Risk Portfolio
Investment Income:
Dividend income*	$1,956,755	$3,894,006
Interest income**	19,743	3,718,983
Total Investment Income	1,976,498	7,612,989
Expenses:
Investment advisory fee	947,315	3,690,072
Distribution fees (12b-1) - Class II Shares	263,143	1,085,316
Administrative service fees	33,433	137,929
Legal fees	27,467	113,026
Trustees fees	9,317	38,033
Custody fees	3,019	47,122
Miscellaneous expenses	46,559	186,888
Total Expenses	1,330,253	5,298,386
Expenses (waived)/recaptured	(656,605)	(45,460)
Net Expenses	673,648	5,252,926
Net Investment Income	1,302,850	2,360,063
Net Realized and Change in Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	6,944,207	37,731,853
Futures contracts	(6,182,962)	(21,880,823)
Swap contracts	-	(60,382)
Foreign currency translations	-	(124)
Capital gain distributions from underlying funds	2,690,890	-
	3,452,135	15,790,524
Net change in unrealized appreciation/(depreciation) on:
Investments	1,779,597	28,035,893
Short Sales	-	(4,393)
Futures contracts	-	7,702
Foreign currency translations	-	(25)
	1,779,597	28,039,177
Net Realized and Change in Unrealized Gain	5,231,732	43,829,701
Net Increase in Net Assets Resulting from Operations	$6,534,582	$46,189,764
* Foreign taxes withheld	$-	$23,132
** Foreign taxes withheld	$-	$102

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets

	Global Atlantic American Funds® Managed Risk Portfolio		Global Atlantic Balanced Managed Risk Portfolio
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$2,587,380	$3,164,682	$847,173	$1,299,539
Net realized gain (loss)	(2,748,624)	8,296,084	2,278,355	2,291,576
Net change in unrealized appreciation	22,115,981	23,253,960	3,639,210	7,632,679
Net increase in net assets resulting from operations	21,954,737	34,714,726	6,764,738	11,223,794
From Distributions to Shareholders:
Total distributions paid	(10,946,578)	(12,587,121)	(2,932,502)	(2,374,674)
From Shares of Beneficial Interest:
Proceeds from shares sold	1,178,916	2,058,524	1,600,003	2,627,522
Reinvestment of distributions	10,946,578	12,587,121	2,932,502	2,374,674
Cost of shares redeemed	(22,296,853)	(22,759,006)	(9,001,607)	(12,187,819)
Net decrease in net assets from share transactions of beneficial interest	(10,171,359)	(8,113,361)	(4,469,102)	(7,185,623)
Total increase (decrease) in net assets	836,800	14,014,244	(636,866)	1,663,497
Net Assets:
Beginning of year	230,916,337	216,902,093	83,411,211	81,747,714
End of year	$231,753,137	$230,916,337	$82,774,345	$83,411,211
Share Activity:
Class II
Shares sold	100,731	176,242	130,327	218,761
Shares reinvested	956,033	1,095,485	240,764	194,965
Shares redeemed	(1,866,833)	(1,941,635)	(718,892)	(1,007,569)
Net decrease in shares of beneficial interest outstanding	(810,069)	(669,908)	(347,801)	(593,843)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock Selects Managed Risk Portfolio		Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$3,231,574	$3,601,833	$2,448,465	$3,481,344
Net realized gain (loss)	(5,056,161)	(5,360,714)	(7,091,155)	3,375,356
Net change in unrealized appreciation	25,566,951	36,358,864	23,567,513	44,994,594
Net increase in net assets resulting from operations	23,742,364	34,599,983	18,924,823	51,851,294
From Distributions to Shareholders:
Total distributions paid	(3,599,871)	(1,190,659)	(3,749,479)	(3,469,959)
From Shares of Beneficial Interest:
Proceeds from shares sold	79,796	1,178,519	447,708	7,007,097
Reinvestment of distributions	3,599,871	1,190,658	3,749,479	3,469,959
Cost of shares redeemed	(25,839,874)	(33,726,968)	(36,396,533)	(30,901,938)
Net decrease in net assets from share transactions of beneficial interest	(22,160,207)	(31,357,791)	(32,199,346)	(20,424,882)
Total increase (decrease) in net assets	(2,017,714)	2,051,533	(17,024,002)	27,956,453
Net Assets:
Beginning of year	243,852,866	241,801,333	292,239,951	264,283,498
End of year	$241,835,152	$243,852,866	$275,215,949	$292,239,951
Share Activity:
Class II
Shares sold	7,563	120,144	33,720	553,225
Shares reinvested	342,845	117,654	286,657	269,197
Shares redeemed	(2,455,342)	(3,415,816)	(2,742,834)	(2,453,893)
Net decrease in shares of beneficial interest outstanding	(2,104,934)	(3,178,018)	(2,422,457)	(1,631,471)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio		Global Atlantic Growth Managed Risk Portfolio
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(10,266)	$307,584	$3,306,543	$5,914,104
Net realized gain (loss)	1,507,373	2,554,550	(7,333,654)	20,761,877
Net change in unrealized appreciation	1,801,312	1,356,413	30,202,535	41,380,712
Net increase in net assets resulting from operations	3,298,419	4,218,547	26,175,424	68,056,693
From Distributions to Shareholders:
Total distributions paid	(1,288,218)	(299,239)	(5,912,075)	(5,900,880)
From Shares of Beneficial Interest:
Proceeds from shares sold	4,921,482	1,128,661	2,080,533	2,050,159
Reinvestment of distributions	1,288,218	299,239	5,912,075	5,900,880
Cost of shares redeemed	(5,641,811)	(3,511,557)	(47,687,648)	(62,184,439)
Net increase (decrease) in net assets from share transactions of beneficial interest	567,889	(2,083,657)	(39,695,040)	(54,233,400)
Total increase (decrease) in net assets	2,578,090	1,835,651	(19,431,691)	7,922,413
Net Assets:
Beginning of year	32,575,969	30,740,318	431,557,456	423,635,043
End of year	$35,154,059	$32,575,969	$412,125,765	$431,557,456
Share Activity:
Class II
Shares sold	454,234	108,623	181,435	174,949
Shares reinvested	121,073	28,283	498,488	498,807
Shares redeemed	(516,751)	(339,093)	(3,941,439)	(5,341,292)
Net increase (decrease) in shares of beneficial interest outstanding	58,556	(202,187)	(3,261,516)	(4,667,536)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic Moderate Growth Managed Risk Portfolio		Global Atlantic PIMCO Tactical Allocation Portfolio
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$1,280,235	$2,052,602	$201,216	$370,354
Net realized gain	824,898	3,937,598	1,965,441	1,355,380
Net change in unrealized appreciation	8,505,598	14,816,070	174,577	2,641,724
Net increase in net assets resulting from operations	10,610,731	20,806,270	2,341,234	4,367,458
From Distributions to Shareholders:
Total distributions paid	(3,975,331)	(2,016,802)	(1,348,480)	(266,882)
From Shares of Beneficial Interest:
Proceeds from shares sold	497,766	1,038,647	4,182,455	1,322,912
Reinvestment of distributions	3,975,331	2,016,802	1,348,480	266,882
Cost of shares redeemed	(13,143,344)	(14,568,694)	(4,297,950)	(3,140,638)
Net increase (decrease) in net assets from share transactions of beneficial interest	(8,670,247)	(11,513,245)	1,232,985	(1,550,844)
Total increase (decrease) in net assets	(2,034,847)	7,276,223	2,225,739	2,549,732
Net Assets:
Beginning of year	143,221,077	135,944,854	26,888,620	24,338,888
End of year	$141,186,230	$143,221,077	$29,114,359	$26,888,620
Share Activity:
Class II
Shares sold	41,262	88,015	364,039	123,677
Shares reinvested	327,188	165,855	118,809	24,087
Shares redeemed	(1,051,269)	(1,220,660)	(369,603)	(288,931)
Net increase (decrease) in shares of beneficial interest outstanding	(682,819)	(966,790)	113,245	(141,167)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic Select Advisor Managed Risk Portfolio		Global Atlantic Wellington Research Managed Risk Portfolio
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$1,302,850	$1,883,317	$2,360,063	$4,061,714
Net realized gain	3,452,135	4,327,199	15,790,524	9,071,871
Net change in unrealized appreciation	1,779,597	14,132,798	28,039,177	64,017,255
Net increase in net assets resulting from operations	6,534,582	20,343,314	46,189,764	77,150,840
From Distributions to Shareholders:
Total distributions paid	(5,170,996)	(4,750,990)	(9,160,697)	(22,747,730)
From Shares of Beneficial Interest:
Proceeds from shares sold	166,966	628,496	4,163,564	3,555,936
Reinvestment of distributions	5,170,996	4,750,990	9,160,697	22,747,730
Cost of shares redeemed	(12,959,944)	(14,474,991)	(43,065,096)	(46,883,300)
Net decrease in net assets from share transactions of beneficial interest	(7,621,982)	(9,095,505)	(29,740,835)	(20,579,634)
Total increase (decrease) in net assets	(6,258,396)	6,496,819	7,288,232	33,823,476
Net Assets:
Beginning of year	114,370,502	107,873,683	448,554,008	414,730,532
End of year	$108,112,106	$114,370,502	$455,842,240	$448,554,008
Share Activity:
Class II
Shares sold	12,842	50,365	288,437	265,518
Shares reinvested	423,505	375,572	647,857	1,698,860
Shares redeemed	(1,002,340)	(1,138,107)	(3,039,406)	(3,443,607)
Net decrease in shares of beneficial interest outstanding	(565,993)	(712,170)	(2,103,112)	(1,479,229)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic American Funds® Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net asset value, beginning of year	$12.04	$10.93	$11.98	$10.64	$10.57
Income from investment operations:
Net investment income (a,b)	0.14	0.17	0.20	0.15	0.15
Net realized and unrealized gain (loss) (c)	1.06	1.62	(0.76)	1.35	0.45
Total income (loss) from investment operations	1.20	1.79	(0.56)	1.50	0.60
Less distributions from:
Net investment income	(0.18)	(0.21)	(0.15)	(0.14)	(0.14)
Net realized gains	(0.44)	(0.47)	(0.34)	(0.02)	(0.39)
Total distributions from net investment income and net realized gains	(0.62)	(0.68)	(0.49)	(0.16)	(0.53)
Net asset value, end of year	$12.62	$12.04	$10.93	$11.98	$10.64
Total return (d)	10.49%	16.72%	(4.75)%	14.16%	5.72%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$231,753	$230,916	$216,902	$240,415	$217,525
Ratio of net expenses to average net assets (e)	0.86%	0.86%	0.86%	0.86%	0.86%
Ratio of gross expenses to average net assets (e,f)	1.26%	1.26%	1.24%	1.27%	1.27%
Ratio of net investment income to average net assets (b,e)	1.18%	1.41%	1.66%	1.29%	1.37%
Portfolio turnover rate	35%	30%	34%	43%	35%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Balanced Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
Net asset value, beginning of year	$12.51		$11.26		$12.09		$10.95		$10.66
Income from investment operations:
Net investment income (a,b)	0.13		0.19		0.17		0.13		0.13
Net realized and unrealized gain (loss) (c)	0.93		1.42		(0.85)		1.16		0.25
Total income (loss) from investment operations	1.06		1.61		(0.68)		1.29		0.38
Less distributions from:
Net investment income	(0.21)		(0.20)		(0.15)		(0.15)		(0.09)
Net realized gains	(0.26)		(0.16)		-		-		-
Total distributions from net investment income and net realized gains	(0.47)		(0.36)		(0.15)		(0.15)		(0.09)
Net asset value, end of year	$13.10		$12.51		$11.26		$12.09		$10.95
Total return (d)	8.78%		14.34%		(5.66)%		11.80%		3.55%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$82,774		$83,411		$81,748		$95,893		$101,046
Ratio of net expenses to average net assets (e)	0.92	% (f)	0.91%		0.91	% (f)	0.91%		0.91%
Ratio of gross expenses to average net assets (e)	0.92%		0.91	% (g)	0.91%		0.91	% (g)	0.92	% (g)
Ratio of net investment income to average net assets (b,e)	1.06%		1.54%		1.42%		1.14%		1.23%
Portfolio turnover rate	119%		107%		75%		49%		51%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets inclusive of the Adviser's recapture of waived/reimbursed fees from prior periods.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Selects Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net asset value, beginning of year	$10.49	$9.15	$10.11	$9.04	$9.35
Income from investment operations:
Net investment income (a,b)	0.15	0.15	0.04	0.16	0.06
Net realized and unrealized gain (loss) (c)	0.97	1.24	(0.82)	0.97	(0.06)
Total income (loss) from investment operations	1.12	1.39	(0.78)	1.13	0.00 (d)
Less distributions from:
Net investment income	(0.17)	(0.05)	(0.18)	(0.06)	(0.12)
Net realized gains	-	-	-	-	(0.19)
Total distributions from net investment income and net realized gains	(0.17)	(0.05)	(0.18)	(0.06)	(0.31)
Net asset value, end of year	$11.44	$10.49	$9.15	$10.11	$9.04
Total return (e)	10.82%	15.22%	(7.78)%	12.54%	0.02%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$241,835	$243,853	$241,801	$285,869	$274,284
Ratio of net expenses to average net assets (f)	0.91%	0.80%	0.57%	0.57%	0.57%
Ratio of gross expenses to average net assets (f,g)	0.91%	1.02%	1.24%	1.26%	1.27%
Ratio of net investment income to average net assets (b,f)	1.39%	1.47%	3.87%	1.66%	0.64%
Portfolio turnover rate	110%	154%	7%	1%	7%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Less than $0.005 per share.

(e)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(f)  Does not include the expenses of the investment companies in which the Portfolio invests.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
Net asset value, beginning of year	$13.45		$11.31		$12.13		$10.64		$9.78
Income from investment operations:
Net investment income (a,b)	0.12		0.16		0.15		0.12		0.13
Net realized and unrealized gain (loss) (c)	0.87		2.14		(0.85)		1.48		0.81
Total income (loss) from investment operations	0.99		2.30		(0.70)		1.60		0.94
Less distributions from:
Net investment income	(0.19)		(0.16)		(0.12)		(0.11)		(0.08)
Net asset value, end of year	$14.25		$13.45		$11.31		$12.13		$10.64
Total return (d)	7.50%		20.40%		(5.82)%		15.14%		9.60%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$275,216		$292,240		$264,283		$302,607		$236,401
Ratio of net expenses to average net assets (e)	1.16%		1.16%		1.15%		1.13%		1.08%
Ratio of gross expenses to average net assets (e,f)	1.22%		1.21%		1.19%		1.24%		1.22%
Ratio of net investment income to average net assets (b,e)	0.91%		1.24%		1.24%		1.04%		1.22%
Portfolio turnover rate	24	% (g)	20	% (g)	24	% (g)	43	% (g)	3%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies or fees on swaps in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  The portfolio turnover rate excludes mortgage dollar roll transactions for the years ended December 31, 2020, December 31, 2019, December 31, 2018 and December 31, 2017. If these were included in the calculation, the turnover percentage would be 77%, 55%, 48% and 55%, respectively.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net asset value, beginning of year	$10.83		$9.57	$10.63	$9.87	$9.48
Income from investment operations:
Net investment income (a,b)	(0.00	) (d)	0.10	0.10	0.04	0.04
Net realized and unrealized gain (loss) (c)	1.06		1.26	(0.71)	0.75	0.35
Total income (loss) from investment operations	1.06		1.36	(0.61)	0.79	0.39
Less distributions from:
Net investment income	(0.10)		(0.10)	(0.05)	(0.03)	0.00 (d)
Net realized gains	(0.33)		-	(0.40)	-	-
Total distributions from net investment income and net realized gains	(0.43)		(0.10)	(0.45)	(0.03)	0.00 (d)
Net asset value, end of year	$11.46		$10.83	$9.57	$10.63	$9.87
Total return (e)	10.12%		14.21%	(5.74)%	8.04%	4.12%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$35,154		$32,576	$30,740	$34,626	$30,792
Ratio of net expenses to average net assets (f)	1.17%		1.17%	1.16%	1.16%	1.16%
Ratio of gross expenses to average net assets (f,g)	1.23%		1.23%	1.20%	1.21%	1.21%
Ratio of net investment income (loss) to average net assets (b,f)	(0.03)%		0.96%	0.94%	0.37%	0.43%
Portfolio turnover rate	172%		220%	142%	241%	101%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Less than $0.005 per share.

(e)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(f)  Does not include the expenses of the investment companies in which the Portfolio invests.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Growth Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
Net asset value, beginning of year	$12.32		$10.67		$11.64		$10.03		$9.91
Income from investment operations:
Net investment income (a,b)	0.10		0.16		0.14		0.11		0.13
Net realized and unrealized gain (loss) (c)	0.74		1.66		(0.99)		1.65		0.09
Total income (loss) from investment operations	0.84		1.82		(0.85)		1.76		0.22
Less distributions from:
Net investment income	(0.18)		(0.17)		(0.12)		(0.15)		(0.10)
Net asset value, end of year	$12.98		$12.32		$10.67		$11.64		$10.03
Total return (d)	7.00%		17.11%		(7.33)%		17.61%		2.23%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$412,126		$431,557		$423,635		$489,447		$467,767
Ratio of net expenses to average net assets (e)	0.88%		0.89%		0.91	% (f)	0.91%		0.91%
Ratio of gross expenses to average net assets (e)	0.91	% (g)	0.91	% (g)	0.89%		0.91	% (g)	0.92	% (g)
Ratio of net investment income to average net assets (b,e)	0.82%		1.38%		1.24%		1.04%		1.32%
Portfolio turnover rate	102%		69%		53%		51%		59%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets inclusive of the Adviser's recapture of waived/reimbursed fees from prior periods.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Moderate Growth Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
Net asset value, beginning of year	$12.57		$11.00		$11.90		$10.52		$10.20
Income from investment operations:
Net investment income (a,b)	0.12		0.17		0.16		0.12		0.13
Net realized and unrealized gain (loss) (c)	0.86		1.58		(0.93)		1.40		0.28
Total income (loss) from investment operations	0.98		1.75		(0.77)		1.52		0.41
Less distributions from:
Net investment income	(0.19)		(0.18)		(0.13)		(0.14)		(0.09)
Net realized gains	(0.18)		-		-		-		-
Total distributions from net investment income and net realized gains	(0.37)		(0.18)		(0.13)		(0.14)		(0.09)
Net asset value, end of year	$13.18		$12.57		$11.00		$11.90		$10.52
Total return (d)	8.08%		15.94%		(6.50)%		14.47%		4.05%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$141,186		$143,221		$135,945		$153,178		$142,389
Ratio of net expenses to average net assets (e)	0.91%		0.91%		0.91	% (f)	0.91%		0.91%
Ratio of gross expenses to average net assets (e)	0.91	% (g)	0.91	% (g)	0.89%		0.91	% (g)	0.92	% (g)
Ratio of net investment income to average net assets (b,e)	0.94%		1.46%		1.35%		1.09%		1.26%
Portfolio turnover rate	110%		91%		65%		52%		59%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets inclusive of the Adviser's recapture of waived/reimbursed fees from prior periods.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic PIMCO Tactical Allocation Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
Net asset value, beginning of year	$11.61		$9.90		$11.12		$9.73		$9.45
Income from investment operations:
Net investment income (a,b)	0.09		0.16		0.14		0.09		0.11
Net realized and unrealized gain (loss) (c)	0.87		1.67		(0.87)		1.34		0.26
Total income (loss) from investment operations	0.96		1.83		(0.73)		1.43		0.37
Less distributions from:
Net investment income	(0.21)		(0.12)		(0.11)		(0.04)		(0.09)
Net realized gains	(0.38)		-		(0.38)		-		-
Total distributions from net investment income and net realized gains	(0.59)		(0.12)		(0.49)		(0.04)		(0.09)
Net asset value, end of year	$11.98		$11.61		$9.90		$11.12		$9.73
Total return (d)	8.57%		18.37%		(6.65)%		14.66%		3.91%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$29,114		$26,889		$24,339		$25,496		$20,356
Ratio of net expenses to average net assets (e)	1.15%		1.15%		1.14%		1.14%		1.14%
Ratio of gross expenses to average net assets (e,f)	1.37%		1.25%		1.20%		1.21%		1.21%
Ratio of net investment income to average net assets (b,e)	0.75%		1.43%		1.29%		0.83%		1.15%
Portfolio turnover rate	441	% (g)	782	% (g)	207	% (g)	403	% (g)	66	% (g)

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies or fees on swaps in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  The portfolio turnover rates excludes mortgage dollar roll transactions for the years ended December 31, 2020, December 31, 2019, December 31, 2018, December 31, 2017, and December 31, 2016. If these were included in the calculation, the turnover percentage would be 632%, 891%, 376%, 455%, and 304%, respectively.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Select Advisor Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net asset value, beginning of year	$13.23	$11.53	$12.55	$11.04	$10.62
Income from investment operations:
Net investment income (a,b)	0.16	0.21	0.13	0.11	0.14
Net realized and unrealized gain (loss) (c)	0.65	2.05	(0.87)	1.55	0.40
Total income (loss) from investment operations	0.81	2.26	(0.74)	1.66	0.54
Less distributions from:
Net investment income	(0.24)	(0.15)	(0.12)	(0.15)	(0.12)
Net realized gains	(0.42)	(0.41)	(0.16)	-	-
Total distributions from net investment income and net realized gains	(0.66)	(0.56)	(0.28)	(0.15)	(0.12)
Net asset value, end of year	$13.38	$13.23	$11.53	$12.55	$11.04
Total return (d)	6.61%	19.96%	(5.99)%	15.06%	5.10%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$108,112	$114,371	$107,874	$119,955	$110,443
Ratio of net expenses to average net assets (e)	0.64%	0.64%	0.63%	0.63%	0.63%
Ratio of gross expenses to average net assets (e,f)	1.26%	1.27%	1.24%	1.26%	1.27%
Ratio of net investment income to average net assets (b,e)	1.24%	1.68%	1.07%	0.95%	1.26%
Portfolio turnover rate	54%	22%	32%	36%	45%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Wellington Research Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
Net asset value, beginning of year	$14.00		$12.38		$13.40		$11.82		$11.32
Income from investment operations:
Net investment income (a,b)	0.08		0.13		0.12		0.09		0.08
Net realized and unrealized gain (loss) (c)	1.46		2.23		(0.79)		1.56		0.42
Total income (loss) from investment operations	1.54		2.36		(0.67)		1.65		0.50
Less distributions from:
Net investment income	(0.14)		(0.13)		(0.09)		(0.07)		-
Net realized gains	(0.17)		(0.61)		(0.26)		-		-
Total distributions from net investment income and net realized gains	(0.31)		(0.74)		(0.35)		(0.07)		-
Net asset value, end of year	$15.23		$14.00		$12.38		$13.40		$11.82
Total return (d)	11.16%		19.32%		(5.07)%		13.99%		4.68%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$455,842		$448,554		$414,731		$478,812		$415,607
Ratio of net expenses to average net assets (e)	1.21%		1.20%		1.20	% (f)	1.20%		1.20%
Ratio of gross expenses to average net assets (e)	1.22	% (g)	1.21	% (g)	1.19%		1.21	% (g)	1.21	% (g)
Ratio of net investment income to average net assets (b,e)	0.54%		0.93%		0.89%		0.68%		0.65%
Portfolio turnover rate	85	% (h)	53	% (h)	66	% (h)	67	% (h)	71	% (h)

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets inclusive of the Adviser's recapture of waived/reimbursed fees from prior periods.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  The portfolio turnover rates excludes mortgage dollar roll transactions for the years ended December 31, 2020, December 31, 2019, December 31, 2018, December 31, 2017 and December 31, 2016. If these were included in the calculation the turnover percentage would be 116%, 70%, 92%, 106% and 120%, respectively.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Notes to Financial Statements

December 31, 2020

1.  ORGANIZATION

The Global Atlantic Portfolios (each, a "Portfolio" and collectively, the "Portfolios") are comprised of twenty-three different actively managed portfolios, ten of which are discussed in this report. Each Portfolio is a series of shares of beneficial interest of Forethought Variable Insurance Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Portfolio	Commencement Date	Investment Objective
Global Atlantic American Funds® Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Balanced Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic BlackRock Selects Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	April 30, 2015	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Growth Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Moderate Growth Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic PIMCO Tactical Allocation Portfolio	April 30, 2015	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Select Advisor Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Wellington Research Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.

Each Portfolio included in this report is diversified. Certain of the Portfolios operate as "fund of funds." A "fund of funds" typically invests in multiple underlying funds and the level of its interest in any particular underlying fund may fluctuate. The Portfolios are intended to be funding vehicles for variable annuity contracts offered by the separate accounts of Forethought Life Insurance Company. The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses.

The Portfolios currently offer Class II shares at net asset value.

References herein to a Portfolio's investment in a particular instrument include direct investments and indirect investments through investment companies such as open-end funds (mutual funds), exchange-traded funds and closed-end funds, as applicable.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("US GAAP"). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services–Investment Companies".

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service which take into account appropriate factors such as trading activity, readily available market quotations (including broker quotes), yield, quality, coupon rate, maturity, type of issue, trading characteristic, call features, credit ratings and other data. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost to the extent it is determined that amortized cost approximates fair value.

Valuation of Investment Companies – The Portfolios may invest in one or more portfolios of open-end investment companies (the "Underlying Fund" or "Underlying Funds"). Each Underlying Fund is valued at its respective net asset value as reported by such investment company (except exchange-traded funds ("ETFs")). ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Each Underlying Fund values securities in its portfolio for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by each Underlying Fund's board(s) of trustees.

Illiquid Investments – Pursuant to Rule 22e-4 under the 1940 Act, a Portfolio may not acquire any "illiquid investment" if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An "illiquid investment" is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board of Trustees ("Board") has approved the designation of the Adviser to administer the Trust's liquidity risk management program and related procedures. Illiquid investments include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).

These investments will be valued at their fair market value as determined using the valuation procedures approved by the Board. The Board has delegated execution of these procedures to a Fair Value Committee composed of one or more of the following: (i) Chief Compliance Officer of the Trust, (ii) Principal Financial Officer, and (iii) representative of the Global Atlantic Investment Advisors, LLC (the "Adviser") and/or Sub-Adviser. The Fair Value Committee at its discretion may also include a representative from The Bank of New York Mellon (the "Administrator") and third party consultants or advisers (such as an accounting firm or fair value pricing specialist) on an as-needed basis to assist in determining a security-specific fair value or valuation method. The Board reviews and approves the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Committee and Valuation Process – The Fair Value Committee is composed of one or more of the following: (i) Chief Compliance Officer of the Trust, (ii) Principal Financial Officer, and (iii) representative of the Adviser and/or Sub-Adviser. The Fair Value Committee at its discretion may also include a representative from the Administrator and third party consultants or advisers (such as an accounting firm or fair value pricing specialist) on an as-needed basis to assist in determining a security-specific fair value or valuation method. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are not readily available on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Adviser or relevant Sub-Adviser, the prices or values available do not represent the fair value of the instrument (factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading); (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a "significant event") subsequent to the determination of the closing price reported on the

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

principal exchange on which the securities are traded, but prior to the relevant Portfolio's calculation of its net asset value ("NAV"); and (v) mutual funds that do not provide timely NAV information. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or Sub-Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of restricted or illiquid securities using certain factors, such as, but not limited to: (i) the type of security; (ii) the cost at date of purchase;(iii) the size and nature of the Portfolio's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights, as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions;(vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; (xi) the market value of any securities into which the security is convertible or exchangeable; (xii) the security's embedded option values; and (xiii) information about the financial condition of the issuer and its prospects.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. US GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2020 for each Portfolio's investments measured at fair value:

Global Atlantic American Funds® Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$220,610,526	$-	$-	$220,610,526
Short-Term Investments	11,229,145	-	-	11,229,145
Total	$231,839,671	$-	$-	$231,839,671

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Global Atlantic Balanced Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$78,882,844	$-	$-	$78,882,844
Short-Term Investments	3,930,637	-	-	3,930,637
Total	$82,813,481	$-	$-	$82,813,481

Global Atlantic BlackRock Selects Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$177,184,412	$-	$-	$177,184,412
Variable Insurance Trusts	50,452,021	-	-	50,452,021
Short-Term Investments	14,380,851	-	-	14,380,851
Total	$242,017,284	$-	$-	$242,017,284

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$197,284,552	$-	$-	$197,284,552
Corporate Bonds and Notes	-	27,328,751	-	27,328,751
Asset Backed and Commercial Backed Securities	-	15,181,125	-	15,181,125
Agency Mortgage Backed Securities	-	12,141,969	-	12,141,969
U.S. Treasury Securities	-	10,678,409	-	10,678,409
Sovereign Debts	-	2,689,430	-	2,689,430
Municipal Bonds	-	2,130,542	-	2,130,542
Term Loans	-	1,814,192	-	1,814,192
Preferred Stocks	-	3,575	-	3,575
Short-Term Investments	14,923,714	-	-	14,923,714
Futures Contracts*	28,149	-	-	28,149
Swap Contracts*	-	28,865	-	28,865
Forward Foreign Currency Contracts*	-	51,302	-	51,302
Total	$212,236,415	$72,048,160	$-	$284,284,575
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$11,375	$-	$-	$11,375
Swap Contracts*	-	299,855	-	299,855
Forward Foreign Currency Contracts*	-	85,799	-	85,799
Swaptions Purchased*	-	10,640	-	10,640
Total	$11,375	$396,294	$-	$407,669

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Securities	$-	$15,105,090	$-	$15,105,090
Exchange Traded Funds	12,649,869	-	-	12,649,869
Short-Term Investments	5,971,192	-	-	5,971,192
Futures Contracts*	323,811	-	-	323,811
Total	$18,944,872	$15,105,090	$-	$34,049,962
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$1,743	$-	$-	$1,743
Total	$1,743	$-	$-	$1,743

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Global Atlantic Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$393,582,206	$-	$-	$393,582,206
Short-Term Investments	19,377,354	-	-	19,377,354
Total	$412,959,560	$-	$-	$412,959,560

Global Atlantic Moderate Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$134,520,453	$-	$-	$134,520,453
Short-Term Investments	6,758,503	-	-	6,758,503
Total	$141,278,956	$-	$-	$141,278,956

Global Atlantic PIMCO Tactical Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$8,723,705	$-	$-	$8,723,705
U.S. Treasury Securities	-	7,803,065	-	7,803,065
Agency Mortgage Backed Securities	-	6,206,589	-	6,206,589
Corporate Bonds and Notes	-	3,321,290	-	3,321,290
Sovereign Debts	-	587,517	-	587,517
Asset Backed and Commercial Backed Securities	-	1,208,717	-	1,208,717
Municipal Bonds	-	113,796	-	113,796
Short-Term Investments	31,127	5,099,681	-	5,130,808
Futures Contracts*	74,476	-	-	74,476
Swap Contracts*	-	21,263	-	21,263
Forward Foreign Currency Contracts*	-	6,652	-	6,652
Total	$8,829,308	$24,368,570	$-	$33,197,878
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$6,176	$-	$-	$6,176
Swap Contracts*	-	30	-	30
Forward Foreign Currency Contracts*	-	5,470	-	5,470
Total	$6,176	$5,500	$-	$11,676

Global Atlantic Select Advisor Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$84,481,620	$-	$-	$84,481,620
Exchange Traded Funds	18,526,854	-	-	18,526,854
Short-Term Investments	5,172,939	-	-	5,172,939
Total	$108,181,413	$-	$-	$108,181,413

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Global Atlantic Wellington Research Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$292,918,341	$-	$-	$292,918,341
Corporate Bonds & Notes	-	51,433,632	-	51,433,632
U.S. Treasury Securities	-	33,911,816	-	33,911,816
Agency and Mortgage Backed Securities	-	33,010,828	-	33,010,828
Asset Backed and Commercial Backed Securities	-	19,633,210	-	19,633,210
Municipal Bonds	-	4,285,338	-	4,285,338
Sovereign Debts	-	561,944	-	561,944
Short-Term Investments	41,592,727	-	-	41,592,727
Total	$334,511,068	$142,836,768	$-	$477,347,836
Liabilities	Level 1	Level 2	Level 3	Total
Agency Mortgage Backed Securities (Securities Sold Short)	$-	$2,090,938	$-	$2,090,938
Futures Contracts*	3,563	-	-	3,563
Total	$3,563	$2,090,938	$-	$2,094,501

*  Net unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

The Portfolios did not hold any Level 3 securities during the year.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Portfolios maintain deposits with a financial institution which are generally an amount that is in excess of federally insured limits. The Portfolios have not experienced any losses on their accounts.

Federal Income Tax – It is each Portfolio's policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in each Portfolio's 2018 and 2019 tax returns, or is expected to be taken in each Portfolio's December 31, 2020 tax return. Each Portfolio identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Foreign Currency Translation – The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts – As foreign securities are purchased, a Portfolio may enter into forward currency contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains/(losses) from forward foreign currency contracts in the Statements of Operations.

For the year ended December 31, 2020, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on forward foreign currency contracts subject to currency risk, as disclosed in the Statements of Operations, is as follows:

	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$(365,010)	$7,858
Global Atlantic PIMCO Tactical Allocation Portfolio	(5,518)	(1,191)

Options Transactions – Certain Portfolios are subject to equity price risk, interest rate risk and foreign currency risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Portfolio may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or securities indices, including ETFs, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option, in return for a premium, the right, but not the obligation, to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option for American options or only at expiration for European options, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right, but not the obligation, to sell the security at the stated exercise price at any time prior to the expiration date of the option for American options or only at expiration for European options, regardless of the market price of the security.

Securities index options are put options and call options on various securities indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the securities index and the exercise price of the option expressed in dollars times a specified multiple. A securities index fluctuates with changes in the market value of the stocks included in the index.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

The Portfolios may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, but not the obligation, to buy in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. For the year ended December 31, 2020, the Global Atlantic PIMCO Tactical Allocation Portfolio had realized gains of $5,371 from option contracts written.

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may sell futures contracts to hedge against market risk, foreign currency exchange rate risks, and to reduce return volatility. Futures are standardized, exchange-traded contracts that provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a securities index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and initial and variation margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Portfolios may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolios' volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio's basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers when applicable. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the year ended December 31, 2020, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic American Funds® Managed Risk Portfolio	Equity	$(9,916,457)	$-
Global Atlantic Balanced Managed Risk Portfolio	Equity	(2,949,975)	-
Global Atlantic BlackRock Selects Managed Risk Portfolio	Equity	(9,313,539)	-
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Equity	(13,924,649)	-
	Interest Rate	746,093	145,354
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	Equity	147,376	292,796
Global Atlantic Growth Managed Risk Portfolio	Equity	(29,864,713)	-
Global Atlantic Moderate Growth Managed Risk Portfolio	Equity	(7,811,040)	-
Global Atlantic PIMCO Tactical Allocation Portfolio	Equity	96,217	(184,574)
	Interest Rate	-	(30,996)
Global Atlantic Select Advisor Managed Risk Portfolio	Equity	(6,182,962)	-
Global Atlantic Wellington Research Managed Risk Portfolio	Equity	(21,880,823)	-
	Interest Rate	-	7,702

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Swap Agreements – Certain Portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their investment objectives. These Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. In a standard over-the-counter ("OTC") swap, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the "notional amount" (i.e., the return or increase in value of a particular dollar amount invested in a "basket" of securities, representing a particular index or industry sectors) of predetermined investments or instruments.

Certain Portfolios may enter into credit default swaps ("CDS"). CDS are two-party contracts that transfer credit exposure between the parties. One party (the "buyer") receives credit protection and the other party (the "seller") takes on credit risk. The buyer typically makes predetermined periodic payments to the seller in exchange for the seller's commitment to purchase the underlying reference obligation if a defined credit event occurs, such as a default, bankruptcy or failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. If the defined credit event occurs, the seller must pay the agreed-upon value of a reference obligation to the counterparty or perform pursuant to the agreement. The buyer must then surrender the reference obligation to the seller. As a seller of credit protection in a CDS, a Portfolio would be liable for the notional amount of the swap.

The swaps in which a Portfolio may invest may be centrally-cleared or bi-laterally traded. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of a swap agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. A Portfolio amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. A Portfolio segregates cash or liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Swap agreements involve, to varying degrees, lack of liquidity and elements of credit, market and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Each Portfolio's maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flow to be received from the counterparty over the contract's remaining life, to be the extent that amount is positive.

Swaps may involve greater risks than direct investments in securities because swaps may be leveraged and, when traded in the OTC markets, are subject to counterparty risk, credit risk and pricing risk, each of which individually and collectively, may have a considerable impact on the performance of a Portfolio. CDS in particular may involve greater risks than investing in a referenced instrument directly. Swaps, especially those that are not exchange-traded, may also be considered illiquid. It may not be possible for a Portfolio to liquidate a swap position at an advantageous time or price, which may result in significant losses. Although central clearing and exchange-trading of swaps may decrease counterparty risk and increase market liquidity, exchange-trading and clearing does not make the contracts risk free, but rather, the primary credit risk on such contracts is the creditworthiness of the clearing broker or the clearinghouse.

The Portfolios use cash and certain securities as collateral to swap agreements as indicated on the Portfolio of Investments and Statements of Assets and Liabilities. Such collateral is held for the benefit of the counterparty in a segregated account to prevent non-payment by the Portfolios. If the counterparty defaults, a Portfolio may seek return of this collateral and incur certain costs exercising their rights to the collateral.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

For the year ended December 31, 2020, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swap agreements, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Credit	$(219,499)	$(59,636)
	Interest Rate	(93,517)	12,318
	Currency	29,839	(198,878)
	Equity	3,694	-
Global Atlantic PIMCO Tactical Allocation Portfolio	Interest Rate	(57,661)	(292)
	Credit	(6,611)	(850)
	Currency	2,474	-
Global Atlantic Wellington Research Managed Risk Portfolio	Credit	(60,382)	-

For the year ended December 31, 2020, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swaptions, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Interest Rate	$(81,895)	$(10,640)

Repurchase and Reverse Repurchase Agreements – Repurchase and reverse repurchase agreements involve the purchase or sale of securities held by the Portfolio with an agreement to resell or repurchase the securities at an agreed-upon price, date and interest payment. Repurchase transactions are subject to credit risk and counterparty risk. They also carry the risk that the market value of the securities may increase above the resell value or decline below the repurchase price. The Portfolio could also lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio is less than the value of securities. Reverse repurchase agreements are a type of borrowing that may increase the possibility of fluctuation in the Portfolio's net asset value.

For the year ended December 31, 2020, the average amount of reverse agreements outstanding and the daily average interest rate for the Global Atlantic PIMCO Tactical Allocation Portfolio was $897,756 and 0.17%, respectively.

Offsetting of Financial Assets/Liabilities and Derivative Assets/Liabilities – The following tables present certain of the Portfolios' asset/liability derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2020.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Citibank NA	$23,710	$(23,710)	$-	$-	$-	$298,686	$(23,710)	$274,976	$(274,976)	$-
Deutsche Bank	1,248	(989)	259	-	259	989	(989)	-	-	-
JP Morgan	5,155	(5,155)	-	-	-	17,160	(5,155)	12,005	(12,005)	-
JP Morgan Chase Bank	50,054	(50,054)	-	-	-	79,459	(50,054)	29,405	(29,405)	-
JP Morgan Securities LLC	28,149	(11,375)	16,774	-	16,774	11,375	(11,375)	-	-	-
Total	$108,316	$(91,283)	$17,033	$-	$17,033	$407,669	$(91,283)	$316,386	$(316,386)	$-

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Credit Suisse	$323,811	$(1,743)	$322,068	$-	$322,068	$1,743	$(1,743)	$-	$-	$-
Total	$323,811	$(1,743)	$322,068	$-	$322,068	$1,743	$(1,743)	$-	$-	$-

Global Atlantic PIMCO Tactical Allocation Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Barclays Bank PLC	$6,652	$(5,470)	$1,182	$-	$1,182	$5,470	$(5,470)	$-	$-	$-
Goldman Sach & Co.	95,739	(6,206)	89,533	-	89,533	6,206	(6,206)	-	-	-
Total	$102,391	$(11,676)	$90,715	$-	$90,715	$11,676	$(11,676)	$-	$-	$-

Global Atlantic Wellington Research Managed Risk Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$-	$-	$-	$-	$-	$(3,563)	$-	$-	$(3,563)	$-
Total	$-	$-	$-	$-	$-	$(3,563)	$-	$-	$(3,563)	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Impact of Derivatives on the Statements of Assets and Liabilities – The following table presents a summary of the location of derivative investments categorized by primary risk exposure on the Portfolios' Statements of Assets and Liabilities as of December 31, 2020:

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$-	$16,774	$-	$-	$16,774
Unrealized appreciation on Forward Foreign Exchange Contracts	-	-	-	51,302	51,302
Liabilities
Unrealized depreciation on Swap Contracts	-	6,646	(53,939)	(223,697)	(270,990)
Unrealized depreciation on Swaptions	-	(10,640)	-	-	(10,640)
Unrealized depreciation on Forward Foreign Exchange Contracts	-	-	-	(85,799)	(85,799)
Total	$-	$12,780	$(53,939)	$(258,194)	$(299,353)

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$322,068	$-	$-	$-	$322,068
Total	$322,068	$-	$-	$-	$322,068

Global Atlantic PIMCO Tactical Allocation Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$61,633	$6,667	$-	$-	$68,300
Liabilities
Unrealized depreciation on Swap Contracts	-	(30)	21,263	-	21,233
Total	$61,633	$6,637	$21,263	$-	$89,533

Global Atlantic Wellington Research Managed Risk Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Liabilities
Unrealized depreciation on Futures Contracts	$-	$(3,563)	$-	$-	$(3,563)
Total	$-	$(3,563)	$-	$-	$(3,563)

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

The notional value of the derivative instruments outstanding as of December 31, 2020, as disclosed in the Portfolios of Investments, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

Short Sales – A Portfolio may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Portfolio; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Portfolio does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent a Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

When-Issued and Delayed-Delivery Transactions – The Portfolios may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Real Estate Investment Trusts – Certain Portfolios may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs' operations. Along with the risks common to different types of real estate-related securities, such as loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities, REITs involve additional risk factors. These include poor performance by the REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax free distribution of income or exemption under the 1940 Act. In addition, REITs are not diversified and are heavily dependent on cash flow.

Distributions from a Portfolio's investments in REITs may be characterized as ordinary income, a net capital gain or a return of capital. The Portfolios record distributions that represent a net capital gain as a realized gain and distributions that represent a return of capital as a reduction of the cost of investment. REITs report information on the source of their distributions annually in the following calendar year. As a result, a Portfolio may estimate the source of REIT distributions for accounting

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

purposes and then makes adjustments when the actual source information is reported by the REIT. These estimates are based on the most recent REIT distribution information available.

Mortgage Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by a Portfolio of mortgage related securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Portfolios account for mortgage dollar rolls as purchases and sales transactions.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

	Purchases	Sales
Global Atlantic American Funds® Managed Risk Portfolio	$73,915,440	$99,327,080
Global Atlantic Balanced Managed Risk Portfolio	90,320,254	99,983,800
Global Atlantic BlackRock Selects Managed Risk Portfolio	241,630,538	273,794,854
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	201,383,496	242,897,864
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	49,608,970	53,098,092
Global Atlantic Growth Managed Risk Portfolio	387,431,330	457,179,302
Global Atlantic Moderate Growth Managed Risk Portfolio	141,606,986	160,594,697
Global Atlantic PIMCO Tactical Allocation Portfolio	197,051,772	200,811,013
Global Atlantic Select Advisor Managed Risk Portfolio	53,978,483	68,519,802
Global Atlantic Wellington Research Managed Risk Portfolio	480,675,001	540,974,374

4.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Adviser serves as the Portfolios' investment adviser. The Adviser has engaged the following sub-advisers for the Portfolios:

Portfolio	Sub-Adviser
Global Atlantic American Funds® Managed Risk Portfolio	Wilshire Associates Incorporated Milliman Financial Risk Management, LLC
Global Atlantic Balanced Managed Risk Portfolio	BlackRock Financial Management, Inc. Milliman Financial Risk Management, LLC
Global Atlantic BlackRock Selects Managed Risk Portfolio	BlackRock Investment Management, LLC Milliman Financial Risk Management, LLC
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Franklin Advisers, Inc. Milliman Financial Risk Management, LLC
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	Goldman Sachs Asset Management, L.P.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Portfolio	Sub-Adviser
Global Atlantic Growth Managed Risk Portfolio	BlackRock Financial Management, Inc. Milliman Financial Risk Management, LLC
Global Atlantic Moderate Growth Managed Risk Portfolio	BlackRock Financial Management, Inc. Milliman Financial Risk Management, LLC
Global Atlantic PIMCO Tactical Allocation Portfolio	Pacific Investment Management Company LLC
Global Atlantic Select Advisor Managed Risk Portfolio	Wilshire Associates Incorporated Milliman Financial Risk Management, LLC
Global Atlantic Wellington Research Managed Risk Portfolio	Wellington Management Company LLP Milliman Financial Risk Management, LLC

The Bank of New York Mellon serves as the Administrator, Fund Accountant and Custodian for the Portfolios and BNY Mellon Investment Servicing (US) Inc. (together with The Bank of New York Mellon, "BNYM") serves as the Transfer Agent for the Portfolios.

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Portfolios, the Adviser, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolios pay the Adviser an advisory fee, computed on average daily net assets and accrued daily and paid monthly.

The following chart details the annual advisory fee for each Portfolio.

Portfolio	Advisory Fee*
Global Atlantic American Funds® Managed Risk Portfolio	0.900% on first $500 million
0.875% on next $500 million
0.850% over $1 billion
Global Atlantic Balanced Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion
Global Atlantic BlackRock Selects Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion
Global Atlantic Growth Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion
Global Atlantic Moderate Growth Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion
Global Atlantic PIMCO Tactical Allocation Portfolio	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion
Global Atlantic Select Advisor Managed Risk Portfolio	0.900% on first $500 million
0.875% on next $500 million
0.850% over $1 billion
Global Atlantic Wellington Research Managed Risk Portfolio	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion

*  Calculated daily based on the average daily net assets.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Effective May 1, 2020, with respect to each Portfolio, the Adviser has contractually agreed to waive its fees and to reimburse expenses, at least until the expiration dates listed below, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed the average daily net asset percentages attributable to the Portfolio's shares listed below ("Waiver Agreements"). The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits listed below and any expense limits applicable at the time of recoupment. The agreements may be terminated only by the Portfolio's Board of Trustees, on 60 days' written notice to the Adviser.

Portfolio	Expense Limitation	Expiration Date
Global Atlantic American Funds® Managed Risk Portfolio	0.87%	April 30, 2021
Global Atlantic Balanced Managed Risk Portfolio	0.92%	April 30, 2021
Global Atlantic BlackRock Selects Managed Risk Portfolio	0.94%	April 30, 2021
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1.16%	April 30, 2021
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	1.17%	April 30, 2021
Global Atlantic Growth Managed Risk Portfolio	0.88%	April 30, 2021
Global Atlantic Moderate Growth Managed Risk Portfolio	0.92%	April 30, 2021
Global Atlantic PIMCO Tactical Allocation Portfolio	1.15%	April 30, 2021
Global Atlantic Select Advisor Managed Risk Portfolio	0.64%	April 30, 2021
Global Atlantic Wellington Research Managed Risk Portfolio	1.21%	April 30, 2021

In addition, the Adviser has agreed to waive 0.40% of its fees for Global Atlantic American Funds® Managed Risk Portfolio and Global Atlantic Select Advisor Managed Risk Portfolio for as long as each Portfolio relies primarily on investments in underlying funds to achieve its principal investment strategy. These waivers are not subject to recoupment.

The Adviser or its affiliates may receive compensation from managers of underlying funds in which certain Portfolios invest. This compensation may create a conflict of interest for the Adviser in the selection of underlying funds for investment by the Portfolio. However, the Adviser will voluntarily reduce the amount of its compensation under its Advisory Agreement with the Portfolio by the amount of compensation received from managers of underlying funds. The minimum amount of this waiver, until at least April 30, 2021 for each Portfolio is based on estimated amounts expected to be received during the current fiscal year. The actual amount of each waiver may be higher to the extent the payments exceed the Adviser's estimates, but it will not be lower. These waivers are not subject to recoupment by the Adviser. The waivers may be terminated only by the Portfolio's Board of Trustees, on 60 days' written notice to the Adviser.

For the year ended December 31, 2020, the Adviser waived/recaptured fees and the Administrator waived fees as follows:

	Investment advisory fee waiver	Administrative service fee waiver	Recaptured	Total
Global Atlantic American Funds® Managed Risk Portfolio	$878,931	$6,984	$(15,466)	$870,449
Global Atlantic Balanced Managed Risk Portfolio	-	3,036	(3,209)	(173)
Global Atlantic BlackRock Selects Managed Risk Portfolio	-	7,435	-	7,435
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	156,982	8,769	-	165,751
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	17,972	1,018	-	18,990
Global Atlantic Growth Managed Risk Portfolio	118,163	10,256	-	128,419
Global Atlantic Moderate Growth Managed Risk Portfolio	-	6,620	-	6,620
Global Atlantic PIMCO Tactical Allocation Portfolio	59,640	821	-	60,461
Global Atlantic Select Advisor Managed Risk Portfolio	653,166	3,439	-	656,605
Global Atlantic Wellington Research Managed Risk Portfolio	31,810	13,650	-	45,460

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreements, and the Portfolio's operating expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio's expenses to exceed the amount of the expense limitation. If Portfolio operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. During the year ended December 31, 2020, the Adviser recaptured $15,466 and $3,209 from the Global Atlantic American Funds® Managed Risk Portfolio and Global Atlantic Balanced Managed Risk Portfolio, respectively, for prior period expense waivers/reimbursements, and no other expense waivers/reimbursements were recaptured from the other Portfolios.

The Administrator voluntary agreed to waive a portion of its fees.

The Adviser may recapture the following amounts by the following dates:

	December 31, 2021	December 31, 2022	December 31, 2023
Global Atlantic American Funds® Managed Risk Portfolio	$-	$-	$-
Global Atlantic Balanced Managed Risk Portfolio	-	1,318	-
Global Atlantic BlackRock Selects Managed Risk Portfolio	99,190	35,171	-
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	105,768	143,809	156,982
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	13,140	19,389	17,972
Global Atlantic Growth Managed Risk Portfolio	-	76,229	118,163
Global Atlantic Moderate Growth Managed Risk Portfolio	-	-	-
Global Atlantic PIMCO Tactical Allocation Portfolio	15,100	26,831	59,640
Global Atlantic Select Advisor Managed Risk Portfolio	15,417	38,360	27,191
Global Atlantic Wellington Research Managed Risk Portfolio	-	13,260	31,810

The following amounts expired unrecouped as of the date listed below:

December 31, 2020
Global Atlantic American Funds® Managed Risk Portfolio	$-
Global Atlantic Balanced Managed Risk Portfolio	-
Global Atlantic BlackRock Selects Managed Risk Portfolio	159,740
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	299,243
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	17,704
Global Atlantic Growth Managed Risk Portfolio	7,237
Global Atlantic Moderate Growth Managed Risk Portfolio	-
Global Atlantic PIMCO Tactical Allocation Portfolio	17,007
Global Atlantic Select Advisor Managed Risk Portfolio	45,736
Global Atlantic Wellington Research Managed Risk Portfolio	60,904

The Trust, on behalf of the Portfolios, has adopted a distribution and shareholder servicing plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for Class II shares. The fee charged under the Plan is calculated at an annual rate of 0.25% of the average daily net assets attributable to each Portfolio's Class II shares and, for the year ended December 31, 2020, was paid to Global Atlantic Distributors, LLC ("GAD") to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Portfolios' shareholder accounts, not otherwise required to be provided by the Adviser. GAD is an affiliate of the Adviser.

For the year ended December 31, 2020, the Portfolios expensed the following distribution fees:

Fees Paid
Global Atlantic American Funds® Managed Risk Portfolio	$549,332
Global Atlantic Balanced Managed Risk Portfolio	200,135
Global Atlantic BlackRock Selects Managed Risk Portfolio	580,986
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	675,290
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	83,839
Global Atlantic Growth Managed Risk Portfolio	1,002,990
Global Atlantic Moderate Growth Managed Risk Portfolio	341,184

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Fees Paid
Global Atlantic PIMCO Tactical Allocation Portfolio	$67,352
Global Atlantic Select Advisor Managed Risk Portfolio	263,143
Global Atlantic Wellington Research Managed Risk Portfolio	1,085,316

For the year ended December 31, 2020, the Trustees received fees in the amounts as follows:

Fees Received
Global Atlantic American Funds® Managed Risk Portfolio	$19,309
Global Atlantic Balanced Managed Risk Portfolio	7,059
Global Atlantic BlackRock Selects Managed Risk Portfolio	20,499
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	23,898
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	2,964
Global Atlantic Growth Managed Risk Portfolio	35,500
Global Atlantic Moderate Growth Managed Risk Portfolio	12,022
Global Atlantic PIMCO Tactical Allocation Portfolio	2,348
Global Atlantic Select Advisor Managed Risk Portfolio	9,317
Global Atlantic Wellington Research Managed Risk Portfolio	38,033

5.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2020, Forethought Life Insurance Company Separate Account A owned 100% of the voting securities of each Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Shareholder Concentration Risk – Forethought Life Insurance Company, certain accounts, or the Adviser's affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio's shares. Redemptions by these entities of their holdings in a Portfolio may impact the Portfolio's liquidity and NAV. These redemptions may also force a Portfolio to sell securities.

6.  AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

As of December 31, 2020, the aggregate cost of investments for federal income tax purposes, the gross unrealized appreciation and depreciation and the aggregated net unrealized appreciation (depreciation) on investments were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Atlantic American Funds® Managed Risk Portfolio	$194,449,864	$43,314,769	$(5,924,962)	$37,389,807
Global Atlantic Balanced Managed Risk Portfolio	67,793,928	15,561,981	(542,428)	15,019,553
Global Atlantic BlackRock Selects Managed Risk Portfolio	205,890,378	41,267,796	(5,140,890)	36,126,906
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	181,772,116	106,061,895	(3,954,896)	102,106,999
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	30,051,130	4,029,517	(34,183)	3,995,334
Global Atlantic Growth Managed Risk Portfolio	300,941,194	114,010,653	(1,992,287)	112,018,366
Global Atlantic Moderate Growth Managed Risk Portfolio	109,501,284	32,895,381	(1,117,709)	31,777,672
Global Atlantic PIMCO Tactical Allocation Portfolio	30,150,226	3,298,846	(263,387)	3,035,459
Global Atlantic Select Advisor Managed Risk Portfolio	88,238,989	21,021,616	(1,079,192)	19,942,424
Global Atlantic Wellington Research Managed Risk Portfolio	363,394,605	119,622,815	(5,677,540)	113,945,275

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

7.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended December 31, 2020 and 2019 were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Global Atlantic American Funds® Managed Risk Portfolio	$3,161,617	$7,784,961	$-	$10,946,578
Global Atlantic Balanced Managed Risk Portfolio	2,932,502	-	-	2,932,502
Global Atlantic BlackRock Selects Managed Risk Portfolio	3,599,871	-	-	3,599,871
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	3,749,479	-	-	3,749,479
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	889,638	398,580	-	1,288,218
Global Atlantic Growth Managed Risk Portfolio	5,912,075	-	-	5,912,075
Global Atlantic Moderate Growth Managed Risk Portfolio	3,975,331	-	-	3,975,331
Global Atlantic PIMCO Tactical Allocation Portfolio	484,379	864,101	-	1,348,480
Global Atlantic Select Advisor Managed Risk Portfolio	1,879,214	3,291,782	-	5,170,996
Global Atlantic Wellington Research Managed Risk Portfolio	4,701,709	4,458,988	-	9,160,697
For fiscal year ended 12/31/2019	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Global Atlantic American® Funds Managed Risk Portfolio	$3,970,817	$8,616,304	$-	$12,587,121
Global Atlantic Balanced Managed Risk Portfolio	1,305,626	1,069,048	-	2,374,674
Global Atlantic BlackRock Selects Managed Risk Portfolio	1,190,659	-	-	1,190,659
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	3,469,959	-	-	3,469,959
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	299,239	-	-	299,239
Global Atlantic Growth Managed Risk Portfolio	5,900,880	-	-	5,900,880
Global Atlantic Moderate Growth Managed Risk Portfolio	2,016,802	-	-	2,016,802
Global Atlantic PIMCO Tactical Allocation Portfolio	266,882	-	-	266,882
Global Atlantic Select Advisor Managed Risk Portfolio	1,661,736	3,089,254	-	4,750,990
Global Atlantic Wellington Research Managed
Risk Portfolio	4,985,508	17,762,222	-	22,747,730

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post-October Loss and Late Year Loss	Capital Loss Carryforward	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Defecits)
Global Atlantic American Funds® Managed Risk Portfolio	$2,587,256	$-	$-	$(1,985,436)	$37,389,807	$37,991,627
Global Atlantic Balanced Managed Risk Portfolio	2,006,216	1,344,522	-	-	15,019,553	18,370,291
Global Atlantic BlackRock Selects Managed Risk Portfolio	3,231,563	-	-	(15,343,336)	36,126,906	24,015,133
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	2,278,682	-	-	(16,965,213)	102,106,999	87,420,468
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	1,569,493	57,009	-	-	3,995,334	5,621,836
Global Atlantic Growth Managed Risk Portfolio	3,306,523	-	-	(17,267,902)	112,018,366	98,056,987
Global Atlantic Moderate Growth Managed Risk Portfolio	1,804,319	515,594	-	-	31,777,672	34,097,585
Global Atlantic PIMCO Tactical Allocation Portfolio	1,051,765	969,353	-	-	3,035,459	5,056,577
Global Atlantic Select Advisor Managed Risk Portfolio	1,302,849	3,538,901	-	-	19,942,424	24,784,174
Global Atlantic Wellington Research Managed Risk Portfolio	4,380,714	14,670,023	-	-	113,945,275	132,996,012

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, and the mark-to-market on passive foreign investment companies and open 1256 options and futures contracts, forward foreign currency contracts and swaps. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $(1,755), $(8,431), and $(360) for Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio and Global Atlantic PIMCO Tactical Allocation Portfolio, respectively.

At December 31, 2020, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring Short-Term	Non-Expiring Long-Term	Total
Global Atlantic American Funds® Managed Risk Portfolio	$(1,985,436)	$-	$(1,985,436)
Global Atlantic Balanced Managed Risk Portfolio	-	-	-
Global Atlantic BlackRock Selects Managed Risk Portfolio	(2,090,087)	(13,253,249)	(15,343,336)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	(10,670,829)	(6,294,384)	(16,965,213)
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	-	-	-
Global Atlantic Growth Managed Risk Portfolio	(3,847,663)	(13,420,239)	(17,267,902)
Global Atlantic Moderate Growth Managed Risk Portfolio	-	-	-
Global Atlantic PIMCO Tactical Allocation Portfolio	-	-	-
Global Atlantic Select Advisor Managed Risk Portfolio	-	-	-
Global Atlantic Wellington Research Managed Risk Portfolio	-	-	-

During the year ended December 31, 2020, the Funds did not utilize capital loss carryforwards.

Permanent book and tax differences, primarily attributable to the reclassification of Portfolio distributions, resulted in reclassifications for the Portfolios for the fiscal year ended December 31, 2020 as follows:

	Paid-In Capital	Accumulated Earnings (Losses)
Global Atlantic American Funds® Managed Risk Portfolio	$-	$-
Global Atlantic Balanced Managed Risk Portfolio	-	-
Global Atlantic BlackRock Selects Managed Risk Portfolio	-	-
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	-	-
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	(1)	1
Global Atlantic Growth Managed Risk Portfolio	-	-
Global Atlantic Moderate Growth Managed Risk Portfolio	-	-
Global Atlantic PIMCO Tactical Allocation Portfolio	-	-
Global Atlantic Select Advisor Managed Risk Portfolio	-	-
Global Atlantic Wellington Research Managed Risk Portfolio	-	-

8.  NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), "Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting". ASU 2020-04 provides entities with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Portfolios will consider this optional guidance prospectively, if applicable.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

9.  OTHER RISKS

The Portfolios' risks include, but are not limited to, the following:

Credit Risk – There is a risk that security issuers will not make interest and/or principal payments on their securities. In addition, the credit quality of securities may be lowered if an issuer's financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of a Portfolio or an underlying fund. Lower credit quality also will affect liquidity and make it difficult to sell the security. This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Default, or the market's perception that an issuer is likely to default, tends to reduce the value and liquidity of fixed income securities, thereby reducing the value of your investment in Portfolio shares. In addition, default may cause a Portfolio to directly or indirectly incur expenses in seeking recovery of principal or interest.

A Portfolio could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or in a security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer, may affect debt securities' value. A Portfolio may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the Sub-Adviser and/or Underlying Fund manager or the rating agencies than such securities actually do.

Derivatives Risk – The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives may increase costs, reduce a Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of a Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with, and may be more sensitive to market events than, the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability to sell or otherwise close-out a derivatives position at an advantageous time or price could expose a Portfolio to losses and could make derivatives more difficult to value accurately. Derivatives typically give rise to a form of leverage and may expose a Portfolio to greater risk and increase its costs. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and related regulatory developments require the clearing and exchange-trading of many standardized over-the-counter ("OTC") derivative instruments deemed to be "swaps." The Commodity Futures Trading Commission ("CFTC") has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phase-in basis. The regulation of the derivatives markets has increased over the past several years, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio's ability to achieve its investment result. In addition, the SEC recently adopted Rule 18f-4 under the 1940 Act which will regulate the use of derivatives for certain investment companies (the "Derivatives Rule"). The Derivatives Rule will require, among other things, that certain entities adopt a derivatives risk management program, comply with limitations on leveraged-related risk based on a relative "value-at-risk" test and update reporting and disclosure procedures. Although the full impact of the Derivatives Rule on the Portfolios remains uncertain, these requirements may limit the ability of a Portfolio to use derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies, as well as increase a Portfolio's expenses.

Exchange-Traded Funds Risk – The Portfolios may invest in passive ETFs. An ETF is a type of index fund that is bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the lack of liquidity in an ETF could result in it being more volatile than the underlying securities, which may result in a Portfolio paying significantly more or receiving significantly less for ETF shares than the value of the relevant underlying securities. Additionally, an ETF has fees and expenses that increase the cost of investing in the ETF versus the costs of owning the underlying securities directly.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Market Risk – The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, limited dealer capacity, lack of liquidity in the markets or adverse investor sentiment. Each Portfolio has exposure to instruments that may be more volatile and carry more risk than some other forms of investment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, or other events could also have a significant impact on the Portfolio and its investments.

A Portfolio may experience a substantial or complete loss on any individual security.

Policy and legislative changes in the U.S. and abroad affect many aspects of financial regulation and may, in some cases, contribute to decreased liquidity and increased volatility in the financial markets. Economies and financial markets around the world are becoming increasingly interconnected. As a result, whether or not a Portfolio has exposure to securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio's investments may be negatively affected.

In addition, market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. An increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values of portfolio holdings and increase a Portfolio's costs. If dealer capacity in fixed income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed income markets. The novel coronavirus ("COVID-19") pandemic and efforts to contain its spread has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolios hold, and may adversely affect the Portfolios' investments and operations. The impact of the COVID-19 pandemic may last for an extended period of time and could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolios. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Portfolios being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments.

OTHER RECENT DEVELOPMENTS

Ongoing concerns regarding the economies of certain countries in Europe, as well as the possibility that one or more countries could leave the European Union (the "EU"), create risks for investing in the European markets. These risks may be heightened due to the June 2016 referendum in which the United Kingdom ("UK") voted to exit the EU (commonly known as "Brexit"). On January 31, 2020, the UK withdrew from the European EU. This commenced a transition period that lasted until December 31, 2020. On December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement ("TCA"), an agreement on the terms governing certain aspects of the EU's and the UK's relationship following the end of the transition period. Notwithstanding the TCA, there is likely to be considerable uncertainty as to the UK's post-transition framework. Although the full impact of Brexit is not yet known, the impact on the UK, EU and global markets could include increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations. Brexit may have a negative impact on the economy and currency of the UK and the EU as a result of anticipated, perceived or actual changes to the UK's economic and political relations with the EU. The impact of Brexit, and its ultimate implementation, on the economic, political and regulatory environment of the UK and the EU could have global ramifications.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

The United Kingdom's Financial Conduct Authority announced plans to phase out the use of LIBOR by the end of 2021. The unavailability or replacement of LIBOR presents risks to applicable Portfolios, including the risk that any pricing adjustments to a Portfolio's investments resulting from a substitute reference rate may adversely affect the Portfolio's performance and/or NAV. The impact of a substitute reference rate, if any, will vary on an investment-by-investment basis. The Adviser or Sub-Adviser may have discretion to determine a substitute reference rate, including any price or other adjustments to account for differences between the substitute reference rate and the previous rate. The substitute reference rate and any adjustments selected could negatively impact a Portfolio's investment performance or financial condition, including in ways unforeseen by the Adviser or Sub-Adviser.

In addition, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolios hold, and may adversely affect the Portfolios' investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things: quarantines and travel restrictions, including border closings, strained healthcare systems, event cancellations, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

10.  OTHER MATTERS

On July 8, 2020, KKR & Co. Inc. (together with its subsidiaries, "KKR") and Global Atlantic Financial Group Limited (together with its subsidiaries, "Global Atlantic") announced a strategic transaction whereby KKR will acquire Global Atlantic (the "Transaction"). The Adviser and GAD are indirect, wholly-owned subsidiaries of Global Atlantic. Under the 1940 Act, the closing of the Transaction will result in the automatic termination of the existing: (i) investment advisory agreement between the Adviser and the Trust on behalf of each Portfolio; (ii) sub-advisory agreements between the Adviser, the sub-advisers and the Trust on behalf of each applicable Portfolio; and (iii) underwriting agreement between GAD and the Trust on behalf of the Portfolios (collectively, the "Existing Agreements").

At a meeting held on September 22, 2020, the Board, including all of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, unanimously voted to approve each of the following to become effective upon the closing of the Transaction: (i) a new investment advisory agreement between the Adviser and the Trust on behalf of each Portfolio ("New Advisory Agreement"); (ii) new sub-advisory agreements between the Adviser, the sub-advisers and the Trust on behalf of each applicable Portfolio; and (iii) a new underwriting agreement between GAD and the Trust on behalf of each Portfolio (collectively, the "New Agreements"). Because the New Advisory Agreement is subject to shareholder approval, a proxy statement was sent to shareholders and contract owners of record as of September 23, 2020 to solicit approval of the New Advisory Agreement. A special meeting of shareholders was held virtually on November 23, 2020 and the New Advisory Agreement was approved by the shareholders of each Portfolio.

11.  SUBSEQUENT EVENTS

The Portfolios evaluated subsequent events from December 31, 2020 through the date these financial statements were issued. There were no significant events that would have a material impact on the Portfolios' financial statements, other than discussed below:

The Transaction closed on February 1, 2021 with Global Atlantic being acquired by KKR, resulting in the automatic termination of the Existing Agreements. The New Agreements went into effect on February 1, 2021.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Forethought Variable Insurance Trust
and the Shareholders of Each of the Separate Series of Forethought Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Selects Managed Risk Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio, Global Atlantic Growth Managed Risk Portfolio, Global Atlantic Moderate Growth Managed Risk Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio, Global Atlantic Select Advisor Managed Risk Portfolio, and Global Atlantic Wellington Research Managed Risk Portfolio (collectively, the Portfolios) as of December 31, 2020, the related statements of operations, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2020, the results of its operations, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020, by correspondence with the custodians and brokers or by other appropriate auditing procedures when replies from custodians or brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Global Atlantic Investment Advisors, LLC investment companies since 2013.

Denver, Colorado
February 23, 2021

Global Atlantic Portfolios

Expense Examples

December 31, 2020 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 through December 31, 2020.

Actual Expenses

The "Actual" expenses set of columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The "Hypothetical" expenses set of columns in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example for a specific Portfolio with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees or other expenses charged by your insurance contract or separate account. Therefore, the Hypothetical columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
	Class	Portfolio's Annualized Expense Ratio	Beginning Account Value 7-1-20	Ending Account Value 12-31-20	Expenses Paid During Period*	Ending Account Value 12-31-20	Expenses Paid During Period*
Global Atlantic American Funds® Managed Risk Portfolio	II	0.85%	$1,000	$1,128.30	$4.55	$1,020.86	$4.32
Global Atlantic Balanced Managed Risk Portfolio	II	0.91%	$1,000	$1,100.10	$4.80	$1,020.56	$4.62
Global Atlantic BlackRock Selects Managed Risk Portfolio	II	0.90%	$1,000	$1,125.40	$4.81	$1,020.61	$4.57
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	II	1.16%	$1,000	$1,130.50	$6.21	$1,019.30	$5.89
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	II	1.17%	$1,000	$1,089.10	$6.14	$1,019.25	$5.94
Global Atlantic Growth Managed Risk Portfolio	II	0.88%	$1,000	$1,121.90	$4.69	$1,020.71	$4.47

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366)

Global Atlantic Portfolios

Expense Examples (Continued)

December 31, 2020 (Unaudited)

				Actual		Hypothetical (5% return before expenses)
	Class	Portfolio's Annualized Expense Ratio	Beginning Account Value 7-1-20	Ending Account Value 12-31-20	Expenses Paid During Period*	Ending Account Value 12-31-20	Expenses Paid During Period*
Global Atlantic Moderate Growth Managed Risk Portfolio	II	0.90%	$1,000	$1,111.80	$4.78	$1,020.61	$4.57
Global Atlantic PIMCO Tactical Allocation Portfolio	II	1.15%	$1,000	$1,078.30	$6.01	$1,019.36	$5.84
Global Atlantic Select Advisor Managed Risk Portfolio	II	0.64%	$1,000	$1,125.70	$3.42	$1,021.92	$3.25
Global Atlantic Wellington Research Managed Risk Portfolio	II	1.21%	$1,000	$1,125.20	$6.46	$1,019.05	$6.14

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366)

Global Atlantic Portfolios

Shareholder Meeting Results (Unaudited)

The following proposals were addressed and approved at a Special Meeting of Shareholders held virtually on November 23, 2020.

1.  Proposal to consider and vote on a new investment advisory agreement between the Trust on behalf of each Portfolio and Global Atlantic Investment Advisers, LLC (the "Adviser"), each Portfolio's current investment adviser.

	For	Against	Abstain
Global Atlantic American Funds® Managed Risk Portfolio	16,154,020.061	529,048.216	1,142,563.255
Global Atlantic Balanced Managed Risk Portfolio	5,855,817.842	64,135.544	298,708.125
Global Atlantic BlackRock Selects Managed Risk Portfolio	19,051,181.601	543,580.897	1,793,591.996
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	17,725,147.690	584,868.208	1,456,939.962
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	2,527,758.584	102,577.648	415,394.560
Global Atlantic Growth Managed Risk Portfolio	28,310,251.798	761,628.866	3,245,381.591
Global Atlantic Moderate Growth Managed Risk Portfolio	9,710,507.744	201,285.994	793,599.005
Global Atlantic PIMCO Tactical Allocation Portfolio	1,940,872.528	20,857.034	311,444.490
Global Atlantic Select Advisor Managed Risk Portfolio	7,197,674.351	83,310.552	618,540.615
Global Atlantic Wellington Research Managed Risk Portfolio	27,233,454.767	715,981.665	2,056,290.194

2.  Proposal to elect April Galda as Trustee of the Trust.

	For	Withhold
Global Atlantic American Funds® Managed Risk Portfolio	16,591,082.795	1,234,548.738
Global Atlantic Balanced Managed Risk Portfolio	5,914,803.992	303,857.519
Global Atlantic BlackRock Selects Managed Risk Portfolio	19,845,909.775	1,542,444.719
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	17,985,422.653	1,781,533.207
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	2,838,210.853	207,519.939
Global Atlantic Growth Managed Risk Portfolio	28,946,081.027	3,371,181.228
Global Atlantic Moderate Growth Managed Risk Portfolio	10,287,061.833	418,330.910
Global Atlantic PIMCO Tactical Allocation Portfolio	2,089,555.100	183,618.952
Global Atlantic Select Advisor Managed Risk Portfolio	7,193,473.435	706,052.082
Global Atlantic Wellington Research Managed Risk Portfolio	27,841,334.933	2,164,391.694

Global Atlantic Portfolios

Supplemental Information

December 31, 2020 (Unaudited)

Approval of Renewal of Investment Advisory Agreement and Sub-Advisory Agreements and New Investment Advisory Agreement and Sub-Advisory Agreements for Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Selects Managed Risk Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio, Global Atlantic Growth Managed Risk Portfolio, Global Atlantic Moderate Growth Managed Risk Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio, Global Atlantic Select Advisor Managed Risk Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio.

At a meeting held on September 22, 2020, the Board of Trustees (the "Trustees" or the "Board") of Forethought Variable Insurance Trust (the "Trust"), including a majority of the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered the renewal of: (i) the existing investment advisory agreement between Global Atlantic Investment Advisors, LLC (the "Adviser") and the Trust, on behalf of each of Global Atlantic American Funds® Managed Risk Portfolio ("GA American"), Global Atlantic Balanced Managed Risk Portfolio ("GA Balanced"), Global Atlantic BlackRock Selects Managed Risk Portfolio ("GA BlackRock Selects"), Global Atlantic Franklin Dividend and Income Managed Risk Portfolio ("GA Franklin"), Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio ("GA Goldman Dynamic"), Global Atlantic Growth Managed Risk Portfolio ("GA Growth"), Global Atlantic Moderate Growth Managed Risk Portfolio ("GA Moderate Growth"), Global Atlantic PIMCO Tactical Allocation Portfolio ("GA PIMCO"), Global Atlantic Select Advisor Managed Risk Portfolio ("GA Select Advisor") and Global Atlantic Wellington Research Managed Risk Portfolio ("GA Wellington") (each a "Portfolio" and collectively the "Portfolios") (the "Existing Advisory Agreement"); (ii) a sub-advisory agreement between the Adviser, the Trust and BlackRock Financial Management, Inc. ("BFM"), on behalf of each of GA Balanced, GA Growth and GA Moderate Growth (the "Existing BFM Sub-Advisory Agreement"); (iii) the existing sub-advisory agreement between the Adviser, BlackRock Investment Management, LLC ("BIM") and the Trust, on behalf of GA BlackRock Selects (the "Existing BIM Sub-Advisory Agreement"); (iv) the existing sub-advisory agreement between the Adviser, Franklin Advisers, Inc. ("Franklin") and the Trust, on behalf of GA Franklin (the "Existing Franklin Sub-Advisory Agreement"); (v) the existing sub-advisory agreement between the Adviser, Goldman Sachs Asset Management, L.P. ("GSAM") and the Trust, on behalf of GA Goldman Dynamic (the "Existing GSAM Sub-Advisory Agreement"); (vi) the existing sub-advisory agreement between the Adviser, Milliman Financial Risk Management LLC ("Milliman") and the Trust, on behalf of each of GA American, GA Balanced, GA BlackRock Selects, GA Franklin, GA Growth, GA Moderate Growth, GA Select Advisor and GA Wellington (the "Existing Milliman Sub-Advisory Agreement"); (vii) the existing sub-advisory agreement between the Adviser, Pacific Investment Management Company, LLC ("PIMCO") and the Trust, on behalf of GA PIMCO (the "Existing PIMCO Sub-Advisory Agreement"); (viii) the existing sub-advisory agreement between the Adviser, Wellington Management Company LLP ("Wellington") and the Trust, on behalf of GA Wellington (the "Existing Wellington Sub-Advisory Agreement"); and (ix) the existing sub-advisory agreement between the Adviser, Wilshire Associates Incorporated ("Wilshire" and together with BFM, BIM, Franklin, GSAM, Milliman, PIMCO and Wellington, the "Sub-Advisers") and the Trust, on behalf of each of GA American and GA Select Advisor (the "Existing Wilshire Sub-Advisory Agreement" and collectively with the Existing BFM Sub-Advisory Agreement, the Existing BIM Sub-Advisory Agreement, the Existing Franklin Sub-Advisory Agreement, the Existing GSAM Sub-Advisory Agreement, the Existing Milliman Sub-Advisory Agreement, the Existing PIMCO Sub-Advisory Agreement and the Existing Wellington Sub-Advisory Agreement, the "Existing Sub-Advisory Agreements").

In addition, in connection with a strategic transaction in which KKR & Co. Inc. (together with its subsidiaries, "KKR") was expected to acquire Global Atlantic Financial Group Limited (together with its subsidiaries, "Global Atlantic") (the "Transaction"), resulting in a change of control of the Adviser, the Board, including a majority of the Independent Trustees, considered the approval of: (i) a new investment advisory agreement between the Adviser and the Trust on behalf of each Portfolio ("New Advisory Agreement"); and (ii) new sub-advisory agreements between the Adviser, the Sub-Advisers and the Trust on behalf of each applicable Portfolio ("New Sub-Advisory Agreements" and together with the New Advisory Agreement, "New Agreements"). The Board noted that the New Agreements would take effect upon the closing of the Transaction, with the New Advisory Agreement being subject to shareholder approval.

The Board considered that due to the COVID-19 pandemic, the Securities and Exchange Commission ("SEC") had issued temporary exemptive relief from the in-person meeting requirements under Section 15(c) of the 1940 Act, permitting fund boards to approve investment advisory agreements telephonically or through the use of virtual communication where all participants can hear each other and be heard simultaneously. The Board noted that in accordance with a condition of the SEC relief, it would ratify all actions taken pursuant to the relief at its next in-person meeting.

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2020 (Unaudited)

To discuss and review the materials relating to the proposed renewal of the Existing Advisory Agreement and Existing Sub-Advisory Agreements (collectively, "Existing Agreements" and together with the New Agreements, "Agreements") and the approval of the New Agreements in advance of the September 22, 2020 meeting, the Independent Trustees met on September 14, 2020 with independent counsel to the Independent Trustees ("Independent Counsel") and with representatives of the Adviser in attendance and counsel to the Trust ("Trust Counsel") participating telephonically.

Prior to the meetings, the Trustees requested, received and reviewed written responses from the Adviser and the Sub-Advisers to questions posed to the Adviser and the Sub-Advisers by counsel, on behalf of the Trustees. Following the meeting on September 14, 2020, the Independent Trustees requested additional information on certain items and the Adviser provided such information prior to the September 22, 2020 meeting. The Trustees also received a memorandum from Independent Counsel describing the legal standards for their consideration of the Agreements. During the meetings, the Board and the Adviser discussed information relating to the Board's consideration of the Gartenberg factors with respect to each Portfolio. The Trustees also reviewed comparative information relating to advisory fees and total expenses and received presentations concerning the services provided under the Existing Agreements and to be provided under the New Agreements from personnel of the Adviser. Prior to voting on the renewal of the Existing Agreements and the approval of the New Agreements, the Independent Trustees met in executive session with Independent Counsel present.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Agreements and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Agreements.

Nature, Extent, and Quality of Services. The Trustees noted that in connection with the annual renewal of the Existing Agreements, they were generally satisfied with the nature, extent and quality of the services provided by the Adviser and Sub-Advisers. The Trustees considered that the Transaction will not result in any changes to the nature, extent and quality of services provided by the Adviser or Sub-Advisers. The Trustees also considered that the Transaction will not result in any changes to the investment process or strategies employed in the management of the Portfolios or the personnel primarily responsible for such management.

Performance. The Trustees requested and reviewed information regarding the investment performance of the Portfolios over 1-year, 3-year and since inception periods as compared to their respective benchmark indices and peer groups. The Trustees noted that in connection with the annual renewal of the Existing Agreements, they were generally satisfied with the Adviser's and Sub-Advisers' investment performance. The Trustees considered that the investment process and strategies employed in the management of the Portfolios will be the same both before and after the Transaction.

Fees and Expenses. The Trustees reviewed the Portfolios' fees and expenses, including the fees paid to the Adviser and Sub-Advisers. The Trustees noted that in connection with the annual renewal of the Existing Agreements, they concluded that the advisory fee charged to each Portfolio and the sub-advisory fee paid by the Adviser to each Sub-Adviser, as applicable, were not unreasonable in light of the services provided to each respective Portfolio. The Trustees considered that the fees to be paid under each New Agreement are identical to the fees paid under each corresponding Existing Agreement.

Profitability. The Trustees noted that in connection with the annual renewal of the Existing Agreements, they had: (i) concluded that the profitability levels for the Adviser were not excessive; and (ii) considered that the sub-advisory fees were negotiated by the Adviser at arm's length. The Trustees noted that the fees to be paid under each New Agreement are identical to the fees paid under each corresponding Existing Agreement. The Trustees also noted that they would continue to monitor the Adviser's profitability in the future.

Economies of Scale. The Trustees noted that in connection with the annual renewal of the Existing Agreements, they had concluded that they were satisfied with the extent to which economies of scale, if any, would be shared for the benefit of each Portfolio's shareholders. The Trustees noted that the fees to be paid under each New Agreement are identical to the fees paid under each corresponding Existing Agreement. The Trustees also noted that they would continue to monitor each Portfolio's growth and consider any additional opportunities to realize benefits from economies of scale for shareholders in the future.

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2020 (Unaudited)

Other Benefits. The Trustees noted that they had considered other benefits to the Adviser or Sub-Advisers and their respective affiliates from their relationships with the applicable Portfolios in connection with the annual renewal of the Existing Agreements and that they would continue to consider these benefits in connection with future annual renewals of the New Agreements.

The Transaction. The Trustees requested and reviewed specific information regarding KKR and the Transaction. The Trustees noted that, following the Transaction: (i) the Adviser and its parent company, Global Atlantic, were expected to continue operating as a separate business; (ii) the Adviser was expected to continue managing its day-to-day operations under the leadership of its current executives and investment teams; and (iii) no other material changes to the Adviser's management or operations were anticipated. The Trustees considered KKR's business experience and market knowledge. The Trustees also considered that the Transaction has the potential to benefit the Portfolios in the future through increased asset growth and opportunities for cost efficiency.

Conclusion. Having requested and received such information as the Trustees believed to be reasonably necessary to evaluate the terms of the Agreements, and as assisted by the advice of counsel, the Trustees unanimously concluded that renewing the Existing Agreements and approving the New Agreements was in the best interests of each Portfolio and its shareholders. The Trustees noted that, in considering the New Agreements, they did not identify any one factor as all important and each Trustee may have afforded different weight to the various factors.

Approval of New Sub-Advisory Agreement for Global Atlantic American Funds® Managed Risk Portfolio and Global Atlantic Select Advisor Managed Risk Portfolio

At a meeting held on November 10, 2020, the Board, including a majority of the Independent Trustees, considered the approval of new sub-advisory agreements between the Adviser, Wilshire and the Trust, on behalf of each of GA American and GA Select Advisor (each, a "Wilshire Sub-Advised Portfolio") due to a strategic partnership between Wilshire and two private equity firms in order to facilitate the retirement of Wilshire's founder and majority stakeholder that was expected to result in a change of control of Wilshire (the "Wilshire Acquisition"). The Board noted that one of the new sub-advisory agreements would take effect upon the closing of the Wilshire Acquisition and the other would take effect upon the closing of the Transaction.

The Trustees considered that at their September 22, 2020 meeting they performed their annual 15(c) review for all Portfolios in the Trust, which included a review of Wilshire and the services it provides to the Wilshire Sub-Advised Portfolios. The Trustees noted the Adviser's representation that it had performed due diligence regarding Wilshire for the period since the Trustees' annual 15(c) review and was not aware of any additional information available that would materially change the information previously provided to the Trustees. The Trustees also noted Wilshire's representation that it was not anticipating any changes to personnel, and specifically was not expecting any changes to the team that services the Wilshire Sub-Advised Portfolios. Finally, the Trustees considered that the new sub-advisory agreements were the same in all material respects as the Existing Wilshire Sub-Advisory Agreement and the New Sub-Advisory Agreement with Wilshire they approved at their September meeting.

Having considered such information as the Trustees believed to be reasonably necessary to evaluate the terms of the new sub-advisory agreements, and as assisted by the advice of counsel, the Trustees unanimously concluded that approving the new sub-advisory agreements was in the best interests of each Wilshire Sub-Advised Portfolio and its shareholders. The Trustees noted that, in considering the new sub-advisory agreements, they did not identify any one factor as all important and each Trustee may have afforded different weight to the various factors.

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2020 (Unaudited)

Trustees and Officers

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is c/o Global Atlantic Investment Advisors, LLC, 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204.

Independent Trustees

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin (1951)	Trustee since 2013. Mr. Garbin Serves as Lead Independent Trustee.	Mr. Garbin serves as Managing Principal of Coherent Capital Management LLC (since 2007).	23

Mr. Garbin serves as Director of Carlyle Tactical Private Credit Fund (since 2018), Altegris KKR Commitments Fund (since 2014), Two Roads Shared Trust (since 2012), Northern Lights Fund Trust (since 2013), and Northern Lights Variable Trust (since 2013). Previously, Mr. Garbin served as Director of Oak Hill Advisors Mortgage Strategies Fund (Offshore) (2014–2017).

Mitchell E. Appel (1970)	Trustee since 2013	Mr. Appel serves as President of Value Line Funds (since 2008), as Chief Financial Officer (since 2008) and President (since 2009) of EULAV Securities LLC, and as President (since 2009) and Treasurer (since 2011) of EULAV Asset Management.	23	Mr. Appel serves as Director of Value Line Funds (since 2010) and EULAV Asset Management (since 2010).
Joseph E. Breslin (1953)	Trustee since 2013	Mr. Breslin serves as Senior Counsel of White Oak Global Advisors, LLC (since 2016) and has provided consultant services to investment managers (since 2009). Previously, Mr. Breslin served as Counsel of Commonfund (2014–2016).	23

Mr. Breslin serves as Director of Kinetics Mutual Funds, Inc. (since 2000), Kinetics Portfolios Trust (since 2000) and Northern Lights Fund Trust IV (since 2015). Previously, Mr. Breslin served as Director of BlueArc Multi-Strategy Fund (2014–2017) and Hatteras Trust (2004–2016).

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2020 (Unaudited)

Interested Trustees and Officers of the Trust

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Robert M. Arena, Jr. (1968)[2]	Trustee and President/Chief Executive Officer since 2013

Mr. Arena serves as President and Head of Life and Retirement of Ariel Re (Holdings) Limited, Global Atlantic Financial Life Limited ("GAFLL"), Global Atlantic Financial Group Limited ("GAFGL") and Global Atlantic Financial Limited (formerly Commonwealth Re Midco Limited) ("GAFL") (since 2020); as Director, President and Head of Individual Markets of Global Atlantic Financial Company ("GAFC") (since 2017, 2019 and 2019, respectively); as Director of GAFL (since 2019); as Director, President and Head of Life and Retirement of Global Atlantic (Fin) Company (since 2017, 2019 and 2017, respectively); as Director, Chairman and President of Forethought Life Insurance Company ("FLIC") (since 2016); as Director, Chairman and President of Commonwealth Annuity and Life Insurance Company ("CWA") (since 2017, 2017 and 2018, respectively); as Director and Chief Executive Officer of Accordia Life and Annuity Company ("Accordia") (since 2016 and 2017, respectively); as Manager and Chairman of Global Atlantic Investment Advisors, LLC ("GAIA") (since 2016); and as Manager, Chairman and President of Global Atlantic Distributors, LLC ("GAD") (since 2013); Previously, Mr. Arena has served as Co-President, Head of Life and Retirement of GAFGL, GAFL and GAFLL (2017–2020); as Co-President and Head of Life and Retirement of GAFC (2017–2019 and 2016–2019, respectively); as Co-President of Global Atlantic (Fin) Company (2017–2019); as Executive Vice President of CWA (2017–2018); as Executive Vice President of Forethought Financial Group, Inc. ("FFG") (2013–2014); and as President of Forethought Annuity, FFG (2013–2015).

			23	None

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2020 (Unaudited)

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
April Galda (1978)[3]	Trustee since 2018

Ms. Galda serves as Chief Culture Officer of GAFC (since 2019), as Managing Director of CWA, FLIC, Accordia and First Allmerica Financial Life Insurance Company (since 2018), and as Senior Vice President of GAFGL and Global Atlantic Financial Life Limited (since 2017). Previously, Ms. Galda served as Co-Head of Operations of CWA, FLIC, Forethought National Life Insurance Company ("FNLIC"), Accordia and First Allmerica Financial Life Insurance Company (2019), as Managing Director – Head of Enterprise Operations (2018–2019), as Managing Director – Operations (2018–2019), as Managing Director (2015–2016) and as Director (2013–2015) of GAFC; as Director (2016–2019) and Senior Vice President (2013–Feb. 2015 and Oct. 2015–2019) of GAFL; as Director (2015–2019), Co-Chief Executive Officer (2015–2018) and Senior Vice President (2014–2015) of Global Atlantic Re Limited; as Managing Director of FNLIC (2018–2019); as Director of Global Atlantic (Fin) Company (2014–2015); and as Chief Operating Officer of Ariel Re (2012–2015).

			23	None
Deborah Schunder (1967)	Vice President since 2014	Ms. Schunder serves as Vice President of Investment Product Management of GAFC and Vice President of GAIA (since 2013).	N/A	N/A
Trent M. Statczar (1971)	Treasurer and Principal Financial Officer since 2019	Mr. Statczar serves as Senior Director of Foreside Management Services, LLC (since 2008).	N/A	N/A
Sarah M. Patterson (1976)[4]	Secretary/Chief Legal Officer since 2013

Ms. Patterson serves as Managing Director, Associate General Counsel and Assistant Secretary of GAFC (since 2019, 2014 and 2014, respectively), as Secretary of GAIA (since 2016); and as Assistant Secretary of GAD (since 2016). Previously Ms. Patterson served as Senior Vice President (2016–2019) and Vice President (2014–2016) of GAFGL and Vice President and Assistant General Counsel of FFG (2013–2014).

			N/A	N/A
David Capalbo (1968)	Chief Compliance Officer since 2018

Mr. Capalbo serves as Assistant Vice President and Senior Compliance Officer of GAFC (since 2016). Previously, Mr. Capalbo served as Senior Director of Asset Management Compliance of Columbia Threadneedle Investments (2006–2016).

			N/A	N/A

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2020 (Unaudited)

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Elizabeth Constant (1976)	Assistant Secretary since 2017	Ms. Constant serves as Assistant Vice President and Legal Counsel of GAFC (since 2016). Previously, Ms. Constant served as Associate Counsel of GAFC (2014–2016).	N/A	N/A

1  The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

2  Mr. Arena is an interested person of the Trust because he is an officer of GAFGL. Mr. Arena holds comparable positions with the GAIA, GAD, FLIC, CWA, and certain other companies affiliated with GAIA.

3  Ms. Galda is an interested person of the Trust because she is an officer of GAFC. Ms. Galda holds comparable positions with FLIC, CWA, and certain other companies affiliated with GAIA.

4  Ms. Patterson holds comparable positions with FLIC, CWA, and certain other companies affiliated with GAIA.

PRIVACY NOTICE

FACTS	WHAT DOES FORETHOUGHT VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

■ Social Security number and wire transfer instructions
■ account transactions and transaction history
■ investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.
HOW?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Forethought Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Forethought Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes – to offer our products and services to you.	No	We don't share
For joint marketing with other financial companies.	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and records.	No	We don't share
For our affiliates' everyday business purposes – information about your credit worthiness.	No	We don't share
For nonaffiliates to market to you	No	We don't share

WHAT WE DO:

How does Forethought Variable Insurance Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Forethought Variable Insurance Trust collect my personal information?	We collect your personal information, for example, when you

■ open an account or deposit money
■ direct us to buy securities or direct us to sell your securities
■ seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:

■ sharing for affiliates' everyday business purposes – information about your creditworthiness.
■ affiliates from using your information to market to you.
■ sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Forethought Variable Insurance Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ Forethought Variable Insurance Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Forethought Variable Insurance Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on or through the Portfolios' website at http://connect.rightprospectus.com/globalatlanticportfolios and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Portfolios' Form N-PORTs are available: (i) on the SEC's website at http://www.sec.gov; and (ii) on the Portfolios' website at http://connect.rightprospectus.com/globalatlanticportfolios. Each Portfolio will post to http://connect.rightprospectus.com/globalatlanticportfolios, a complete list of its portfolio holdings as of the last calendar day of each month approximately 30 days following the end of the month. Each Portfolio's portfolio holdings will remain available on the website noted above at least until the next monthly update.

INVESTMENT ADVISER

Global Atlantic Investment Advisors, LLC
10 West Market Street, Suite 2300
Indianapolis, IN 46204

ADMINISTRATOR

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INVESTMENT SUB-ADVISERS

BlackRock Financial Management, Inc.
55 East 52nd Street
New York, NY 10055

BlackRock Investment Management, LLC
1 University Square Drive
Princeton, NJ 08540-6455

Franklin Advisers, Inc.
One Franklin Parkway
San Mateo, CA 94403

Goldman Sachs Asset Management, L.P.
200 West Street
New York, NY 10282

Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

Pacific Investment Management Company LLC
650 Newport Center Drive
Newport Beach, CA 92660

Wellington Management Company LLP
280 Congress Street
Boston, MA 02210

Wilshire Associates Incorporated
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	The Code of Ethics is not posted in the registrant’s website.

(f)	A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The board of Trustees of the registrant has determined that the registrant has at least one “audit committee financial expert” as defined by Item 3 of Form N-CSR serving on its audit committee. Joseph E. Breslin is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are:

2019	2020
$381,250	$392,750

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are:

2019	2020
$0	$0

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are:

2019	2020
$75,900	$78,250

Preparation of Federal & State income tax returns, assistance with calculation of required income and capital gain distributions.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are:

2019	2020
$28,800	$14,250

Review of annual registration statement filings for 2019 and 2020 and a fee for review of service provider conversion activities in 2019.

Audit Committee’s Pre-Approval Policies

(e)(1)	The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

Percentages of Services Approved by the Audit Committee

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

All services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant for the fiscal year ended December 31, 2020 were $92,500 and $0.00, respectively and for the fiscal year ended December 31, 2019, were $104,700 and $0, respectively.

(h)	The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the registrant have concluded that the disclosure controls and procedures of the registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Forethought Variable Insurance Trust

By (Signature and Title)*	/s/ Trent M. Statczar
Trent M. Statczar, Treasurer
(principal financial officer)

Date	February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert M. Arena, Jr.
Robert M. Arena, Jr., President
(principal executive officer)

Date	February 26,2021

By (Signature and Title)*	/s/ Trent M. Statczar
Trent M. Statczar, Treasurer
(principal financial officer)

Date	February 26, 2021

* Print the name and title of each signing officer under his or her signature.